As Filed with the Securities and Exchange Commission on March 30, 2012

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Bank of America Corporation	Delaware	56-0906609
BAC Capital Trust I	Delaware	56-6589379
BAC Capital Trust II	Delaware	56-6589381
BAC Capital Trust III	Delaware	56-6589382
BAC Capital Trust IV	Delaware	56-6589383
BAC Capital Trust V	Delaware	03-6104159
BAC Capital Trust VI	Delaware	03-6104157
BAC Capital Trust VII	Delaware	73-6345874
BAC Capital Trust VIII	Delaware	20-6633721
BAC Capital Trust X	Delaware	20-6867123
BAC Capital Trust XI	Delaware	20-7336759
BAC Capital Trust XII	Delaware	20-7020697
BAC Capital Trust XIII	Delaware	20-7020707
BAC Capital Trust XIV	Delaware	20-7020714
BAC Capital Trust XV	Delaware	26-6201018
BAC Capital Trust XVI	Delaware	26-6844426
BAC Capital Trust XVII	Delaware	26-6844429
BAC Capital Trust XVIII	Delaware	26-6844432
BAC Capital Trust XIX	Delaware	26-6844434
BAC Capital Trust XX	Delaware	26-6844436
NB Capital Trust II	Delaware	56-6490301
NB Capital Trust III	Delaware	56-6490302
NB Capital Trust IV	Delaware	56-6492031
(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Bank of America Corporate Center

100 North Tryon Street

Charlotte, North Carolina 28255

(704) 386-5681

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

EDWARD P. O’KEEFE

General Counsel

Bank of America Corporation

Bank of America Corporate Center

100 North Tryon Street

Charlotte, North Carolina 28255

(704) 386-5681

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

RICHARD W. VIOLA McGuireWoods LLP 201 North Tryon Street Charlotte, North Carolina 28202	Copies to:	JAMES R. TANENBAUM ANNA T. PINEDO Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104

Approximate date of commencement of the proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐

(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ Proposed maximum offering price per unit/ Proposed maximum aggregate offering price/ Amount of registration fee
Debt Securities	(1)(2)(7)
Warrants
Purchase Contracts
Units(3)
Preferred Stock
Depositary Shares(4)
Common Stock, par value $0.01 per share
Junior Subordinated Notes
Trust Securities of BAC Capital Trusts I, II, III, IV, V, VI, VII, VIII, X, XI, XII, XIII, XIV, XV, XVI, XVII, XVIII, XIX and XX and NB Capital Trusts II, III and IV(5)
Bank of America Corporation Guarantees with respect to Trust Securities(6)

(1)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion, or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, Bank of America Corporation is deferring payment of the entire registration fee.
(2)	This Registration Statement also covers an indeterminate amount of the registered securities that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by affiliates of the Registrants. These securities consist of an indeterminate amount of such securities that are initially being registered, and will initially be offered and sold, under this Registration Statement and an indeterminate amount of such securities that were initially registered, and were initially offered and sold under, registration statements previously filed by the Registrants. All such market-making transactions with respect to these securities that are made pursuant to a registration statement after the effectiveness of this Registration Statement are being made solely pursuant to this Registration Statement.
(3)	Each unit will be issued under a unit agreement, indenture, or other agreement and will represent an interest in one or more debt securities, warrants, purchase contracts, shares of preferred stock, depositary shares, common stock, and trust securities, as well as debt or equity securities of third parties, in any combination, which may or may not be separable from one another.
(4)	Each depositary share will be issued under a deposit agreement, will represent a fractional interest in a share or multiple shares of preferred stock and will be evidenced by a depositary receipt.
(5)	This Registration Statement covers the securities that may be issued by any of the capital trust Registrants (collectively, the “BAC Trusts”) from time to time, including but not limited to capital securities, preferred income trust securities, treasury income trust securities, and corporate income trust securities.
(6)	Bank of America Corporation also is registering the guarantees and other obligations that it may have with respect to trust securities to be issued by any of the BAC Trusts, or with respect to similar securities that may be issued by similar entities formed in the future. No separate consideration will be received for any of the guarantees or other obligations. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate registration fee will be paid in respect of any such guarantees or any other obligations.
(7)	Pursuant to Rule 457(q) under the Securities Act of 1933, no filing fee is required for the registration of an indeterminate amount of securities to be offered in market-making transactions by affiliates of the Registrants as described in Note (2) above.

EXPLANATORY NOTE

This Registration Statement contains:

•

a base prospectus to be used by Bank of America Corporation in connection with offerings of its debt securities, warrants, units, purchase contracts, preferred stock, depositary shares, and common stock;

•

a base prospectus that may be used by Bank of America Corporation and/or any of the BAC Trusts or similar entities formed in the future, in connection with offerings of any of the securities registered pursuant to this Registration Statement; and

•

a market-maker prospectus intended for use by Bank of America Corporation’s direct or indirect wholly-owned subsidiaries, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, or other affiliates in connection with offers and sales related to secondary market transactions in debt securities, preferred stock, depositary shares, junior subordinated notes, purchase contracts, trust securities or guarantees previously registered under the Securities Act of 1933, as amended. The market-maker prospectus does not substitute or replace the original prospectuses relating to securities offered hereby, which are on file with the Securities and Exchange Commission.

Each of the first two prospectuses also may be used by affiliates of Bank of America Corporation, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, in market-making transactions in the securities described above after they are initially offered and sold.

PROSPECTUS

Debt Securities, Warrants, Units, Purchase Contracts,

Preferred Stock, Depositary Shares, and Common Stock

We from time to time may offer to sell debt securities, warrants, purchase contracts, preferred stock, depositary shares representing fractional interests in preferred stock, and common stock, as well as units comprised of two or more of these securities or securities of third parties. The debt securities, warrants, purchase contracts, and preferred stock may be convertible into or exercisable or exchangeable for our common or preferred stock or for debt or equity securities of one or more other entities. Our common stock is listed on the New York Stock Exchange under the symbol “BAC.” In addition, our common stock is listed on the London Stock Exchange, and certain shares are listed on the Tokyo Stock Exchange.

This prospectus describes the general terms of these securities and the general manner in which we will offer the securities. When we sell a particular series of securities, we will prepare one or more supplements to this prospectus describing the offering and the specific terms of that series of securities. You should read this prospectus and any applicable supplement carefully before you invest.

We may use this prospectus in the initial sale of these securities. In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of our other affiliates, may use this prospectus in a market-making transaction in any of these securities after their initial sale. Unless you are informed otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Potential purchasers of our securities should consider the information set forth in the “Risk Factors” section beginning on page 8.

Our securities are unsecured and are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Bank of America, N.A. or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and may involve investment risks, including possible loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 30, 2012

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, or the “SEC,” utilizing a “shelf” registration process. Under this shelf process, we may, from time to time, sell any combination of the securities described in this prospectus or the registration statement in one or more offerings.

This prospectus provides you with a general description of securities we may offer. Each time we sell securities, we will provide one or more prospectus supplements, product supplements, pricing supplements (each of which we may refer to as a “term sheet”), and/or index supplements that describe the particular securities offering and the specific terms of the securities being offered. These documents also may add, update, or change information contained in this prospectus. In this prospectus, when we refer to the “applicable supplement” or the “accompanying supplement,” we mean the prospectus supplement or supplements, as well as any applicable pricing, product, or index supplements, that describe the particular securities being offered to you. If there is any inconsistency between the information in this prospectus and the applicable supplement, you should rely on the information in the applicable supplement.

The information in this prospectus is not complete and may be changed. You should rely only on the information provided in or incorporated by reference in this prospectus, the accompanying supplement, or documents to which we otherwise refer you. We are not making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying supplement, as well as information we have filed or will file with the SEC and incorporated by reference in this prospectus, is accurate as of the date of the applicable document or other date referred to in that document. Our business, financial condition, and results of operations may have changed since that date.

Unless we indicate otherwise or unless the context requires otherwise, all references in this prospectus to “Bank of America,” “we,” “us,” “our,” or similar references are to Bank of America Corporation excluding its consolidated subsidiaries.

References in this prospectus to “$” and “dollars” are to the currency of the United States of America; and references in this prospectus to “€” and “euro” are to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to Article 109g of the Treaty establishing the European Community, as amended by the Treaty on European Union, as amended by the Treaty of Amsterdam.

PROSPECTUS SUMMARY

This summary section highlights selected information from this prospectus. This summary does not contain all the information that you should consider before investing in the securities we may offer using this prospectus. To fully understand the securities we may offer, you should read carefully:

•	this prospectus, which explains the general terms of the securities we may offer;

•	the applicable supplement, which explains the specific terms of the particular securities we are offering, and which may update or change the information in this prospectus; and

•	the documents we refer to in “Where You Can Find More Information” below for information about us, including our financial statements.

Bank of America Corporation

Bank of America Corporation is a Delaware corporation, a bank holding company, and a financial holding company. We provide a diversified range of banking and nonbanking financial services and products both domestically and internationally. Our headquarters is located at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 and our telephone number is (704) 386-5681.

The Securities We May Offer

We may use this prospectus to offer any of the following securities from time to time:

•	debt securities;

•	warrants;

•	purchase contracts;

•	preferred stock;

•	depositary shares representing fractional interests in preferred stock;

•	common stock; and

•	units, comprised of two or more of any of the securities referred to above, in any combination.

When we use the term “securities” in this prospectus, we mean any of the securities we may offer with this prospectus, unless we specifically state otherwise. This prospectus, including this summary, describes the general terms of the securities we may offer. Each time we sell securities, we will provide you with the applicable supplement or supplements that will describe the offering and the specific terms of the securities being offered. A supplement may include a discussion of additional U.S. federal income tax consequences and any additional risk factors or other special considerations applicable to those particular securities.

Debt Securities

Our debt securities may be either senior or subordinated obligations in right of payment. Our senior and subordinated debt securities will be issued under separate indentures, or contracts, that we have with The Bank of New York Mellon Trust Company, N.A., as successor trustee. The particular terms of each series of debt securities will be described in the applicable supplement.

Warrants

We may offer two types of warrants:

•	warrants to purchase our debt securities; and

•	warrants to purchase or sell, or whose cash value is determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any warrants we may offer, we will describe in the applicable supplement the underlying property, the expiration date, the exercise price or the manner of determining the exercise price, the amount and kind, or the manner of determining the amount and kind, of property to be delivered by you or us upon exercise, and any other specific terms of the warrants. We will issue warrants under warrant agreements that we will enter into with one or more warrant agents.

Purchase Contracts

We may offer purchase contracts requiring holders to purchase or sell, or whose cash value is determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any purchase contracts we may offer, we will describe in the applicable supplement the underlying property, the settlement date, the purchase price, or manner of determining the purchase price and whether it must be paid when the purchase contract is issued or at a later date, the amount and kind, or manner of determining the amount and kind, of property to be delivered at settlement, whether the holder will pledge property to secure the performance of any obligations the holder may have under the purchase contract, and any other specific terms of the purchase contracts.

Units

We may offer units consisting of any combination of two or more debt securities, warrants, purchase contracts, shares of preferred stock, depositary shares, and common stock described in this prospectus as well as securities of third parties. For any units we may offer, we will describe in the applicable supplement the particular securities that comprise each unit, whether or not the particular securities will be separable and, if they will be separable, the terms on which they will be separable, a description of the provisions for the payment, settlement, transfer, or exchange of the units, and any other specific terms of the units. We will issue units under unit agreements that we will enter into with one or more unit agents.

Preferred Stock and Depositary Shares

We may offer our preferred stock in one or more series. For any particular series we may offer, we will describe in the applicable supplement:

•	the specific designation;

•	the aggregate number of shares offered;

•	the dividend rate and periods, or manner of calculating the dividend rate and periods, if any;

•	the stated value and liquidation preference amount, if any;

•	the voting rights, if any;

•	the terms on which the series of preferred stock is convertible into shares of our common stock, preferred stock of another series, or other securities, if any;

•	the redemption terms, if any; and

•	any other specific terms of the series.

We also may offer depositary shares, each of which will represent a fractional interest in a share or multiple shares of our preferred stock. We will describe in the applicable supplement any specific terms of the depositary shares. We will issue the depositary shares under deposit agreements that we will enter into with one or more depositories.

Form of Securities

Unless we specify otherwise in the applicable supplement, we will issue the securities, other than shares of our common stock, in book-entry only form through one or more depositories, such as The Depository Trust Company, Euroclear Bank SA/NV, or Clearstream Banking, société anonyme, Luxembourg, as identified in the applicable supplement. We will issue the securities only in registered form, without coupons, although we may issue the securities in bearer form if we so specify in the applicable supplement. The securities issued in book-entry only form will be represented by a global security registered in the name of the specified depository, rather than notes or certificates registered in the name of each individual investor. Unless we specify otherwise in the applicable supplement, each sale of securities in book-entry form will settle in immediately available funds through the specified depository.

A global security may be exchanged for actual notes or certificates registered in the names of the beneficial owners only under the limited circumstances described in this prospectus.

Payment Currencies

All amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless we specify otherwise in the applicable supplement.

Listing

We will state in the applicable supplement whether the particular securities that we are offering will be listed or quoted on a securities exchange or quotation system.

Distribution

We may offer the securities under this prospectus:

•	through underwriters;

•	through dealers;

•	through agents; or

•	directly to purchasers.

The applicable supplement will include any required information about the firms we use and the discounts or commissions we may pay them for their services.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of our other affiliates, may be an underwriter, dealer, or agent for us.

Market-Making by Our Affiliates

Following the initial distribution of an offering of securities, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and other affiliates of ours may offer and sell those securities in the course of their businesses as broker-dealers. Merrill Lynch, Pierce, Fenner & Smith Incorporated and any such other affiliates may act as a principal or agent in these transactions. This prospectus and the applicable supplement or supplements also will be used in connection with these market-making transactions. Sales in any of these market-making transactions will be made at varying prices related to prevailing market prices and other circumstances at the time of sale.

If you purchase securities in a market-making transaction, you will receive information about the purchase price and your trade and settlement dates in a separate confirmation of sale.

RISK FACTORS

This section summarizes some specific risks and investment considerations with respect to an investment in our securities. This summary does not describe all of the risks and investment considerations with respect to an investment in our securities, including risks and considerations relating to a prospective investor’s particular circumstances. For information regarding risks and uncertainties that may materially affect our business and results, please refer to the information under the captions “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended December 31, 2011, which is incorporated by reference in this prospectus. You should also review the risk factors that will be set forth in other documents that we will file after the date of this prospectus, together with the risk factors set forth in any applicable supplement. Prospective investors should consult their own financial, legal, tax, and other professional advisors as to the risks associated with an investment in our securities and the suitability of the investment for the investor.

Currency Risks

We may issue securities denominated in or whose principal and interest is payable in a currency other than U.S. dollars. We refer to these securities as “Non-U.S. Dollar-Denominated Securities.” If you intend to invest in any Non-U.S. Dollar-Denominated Securities, you should consult your own financial and legal advisors as to the currency risks related to your investment. The Non-U.S. Dollar-Denominated Securities are not an appropriate investment for you if you are not knowledgeable about the significant terms and conditions of the Non-U.S. Dollar-Denominated Securities or financial matters in general. The information in this prospectus is directed primarily to investors who are U.S. residents. Investors who are not U.S. residents should consult their own financial and legal advisors about currency-related risks arising from their investment.

Non-U.S. Dollar-Denominated Securities have significant risks that are not associated with a similar investment in conventional debt securities that are payable solely in U.S. dollars. These risks include possible significant changes in rates of exchange between the U.S. dollar and the specified currency and the imposition or modification of foreign exchange controls or other conditions by either the United States or non-U.S. governments. These risks generally are influenced by factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

Currency Exchange Rates.  Exchange rates between the U.S. dollar and other currencies have been highly volatile. This volatility may continue and could spread to other currencies in the future. Fluctuations in currency exchange rates could affect adversely an investment in the Non-U.S. Dollar-Denominated Securities. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the Non-U.S. Dollar-Denominated Securities. That in turn could cause the market value of the Non-U.S. Dollar-Denominated Securities to fall.

Changes in Foreign Currency Exchange Rates.  Except as described below or in a supplement, we will not make any adjustment in or change to the terms of the Non-U.S. Dollar-Denominated Securities for changes in the foreign currency exchange rate for the specified currency, including any devaluation, revaluation, or imposition of exchange or other regulatory controls or taxes, or for other developments affecting the specified currency, the U.S. dollar, or any other currency. Consequently, you will bear the risk that your investment may be affected adversely by these types of events.

Government Policy.  Foreign currency exchange rates either can float or be fixed by sovereign governments. Governments or governmental bodies, including the European Central

Bank, may intervene in their economies to alter the exchange rate or exchange characteristics of their currencies. For example, a central bank may intervene to devalue or revalue a currency or to replace an existing currency. In addition, a government may impose regulatory controls or taxes to affect the exchange rate of its currency. As a result, the yield or payout of a Non-U.S. Dollar-Denominated Security could be affected significantly and unpredictably by governmental actions. Changes in exchange rates could affect the value of the Non-U.S. Dollar-Denominated Securities as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

If a governmental authority imposes exchange controls or other conditions, such as taxes on the transfer of the specified currency, there may be limited availability of the specified currency for payment on the Non-U.S. Dollar-Denominated Securities at their maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Payments in U.S. Dollars.  The terms of any Non-U.S. Dollar-Denominated Securities may provide that we may have the right to make a payment in U.S. dollars instead of the specified currency, if at or about the time when the payment on the Non-U.S. Dollar-Denominated Securities comes due, the specified currency is subject to convertibility, transferability, market disruption, or other conditions affecting its availability because of circumstances beyond our control. These circumstances could include the imposition of exchange controls or our inability to obtain the specified currency because of a disruption in the currency markets for the specified currency. The exchange rate used to make payment in U.S. dollars may be based on limited information and would involve significant discretion on the part of our exchange rate agent. As a result, the value of the payment in U.S. dollars may be less than the value of the payment you would have received in the specified currency if the specified currency had been available. The exchange rate agent will generally not have any liability for its determinations.

Court Judgments.  Any Non-U.S. Dollar-Denominated Securities typically will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on the Non-U.S. Dollar-Denominated Debt Securities would be required to render the judgment in the specified currency. In turn, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on the Non-U.S. Dollar-Denominated Securities, you would bear currency exchange risk until judgment is entered, which could be a long time.

In courts outside of New York, you may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on Non-U.S. Dollar-Denominated Securities in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the specified currency into U.S. dollars will depend on various factors, including which court renders the judgment.

Information About Foreign Currency Exchange Rates.  If we issue a Non-U.S. Dollar-Denominated Security, we may include in the applicable supplement information about historical exchange rates for the relevant non-U.S. dollar currency or currencies. Any information about exchange rates that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in currency exchange rates that may occur in the future.

Other Risks

Possible Illiquidity of the Secondary Market.  We may not list our securities on any securities exchange. We cannot predict how these securities will trade in the secondary market or whether that market will be liquid or illiquid. The number of potential buyers of our securities in any secondary market may be limited. Although any underwriters or agents may purchase and sell our securities in the secondary market from time to time, these underwriters or agents will not be obligated to do so and may discontinue making a market for the securities at any time without giving us notice. We cannot assure you that a secondary market for any of our securities will develop, or that if one develops, it will be maintained.

Redemption.  The terms of our securities may permit or require redemption of the securities prior to maturity. That redemption may occur at a time when prevailing interest rates are relatively low. As a result, in the case of debt or similar securities, a holder of the redeemed securities may not be able to invest the redemption proceeds in a new investment that yields a similar return.

Credit Ratings.  Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings may affect the trading value of our securities. However, because the return on our securities generally depends upon factors in addition to our ability to pay our obligations, an improvement in these credit ratings will not reduce the other investment risks, if any, related to our securities.

BANK OF AMERICA CORPORATION

Bank of America Corporation is a Delaware corporation, a bank holding company, and a financial holding company under the Gramm-Leach-Bliley Act. Our principal executive offices are located in the Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 and our telephone number is (704) 386-5681. Through our banking and various nonbanking subsidiaries throughout the United States and in certain international markets, we provide a diversified range of banking and nonbanking financial services and products through six business segments: Deposits, Card Services, Consumer Real Estate Services, Global Commercial Banking, Global Banking & Markets and Global Wealth & Investment Management.

USE OF PROCEEDS

Unless we describe a different use in the applicable supplement, we will use the net proceeds from the sale of the securities for general corporate purposes. General corporate purposes include, but are not limited to, the following:

•	our working capital needs;

•	the funding of investments in, or extensions of credit to, our subsidiaries;

•	possible reductions, redemptions or repurchases of our outstanding indebtedness;

•	possible repayments on outstanding indebtedness;

•	the possible acquisitions of, or investments in, other financial institutions or other businesses of a type we are permitted to acquire under applicable law; and

•	other uses in the ordinary course of conducting our business.

Until we designate the use of these net proceeds, we will invest them temporarily. From time to time, we may engage in additional financings as we determine appropriate based on our needs and prevailing market conditions. These additional financings may include the sale of other securities.

DESCRIPTION OF DEBT SECURITIES

General

We may issue senior or subordinated debt securities. Neither the senior debt securities nor the subordinated debt securities will be secured by any of our property or assets. As a result, by owning a debt security, you are one of our unsecured creditors.

The senior debt securities will constitute part of our senior debt, will be issued under our senior debt indenture described below, and will rank equally with all of our other unsecured and unsubordinated debt.

The subordinated debt securities will constitute part of our subordinated debt, will be issued under our subordinated debt indenture described below, and will be subordinated in right of payment to all of our “senior indebtedness,” as defined in the subordinated debt indenture. Neither the senior debt indenture nor the subordinated debt indenture limits our ability to incur additional “senior indebtedness.”

The Indentures

The senior debt securities and the subordinated debt securities each are governed by a document called an indenture, which is a contract between us and the applicable trustee. Senior debt securities will be issued under the Indenture dated as of January 1, 1995 (as supplemented, the “Senior Indenture”) between us and The Bank of New York Mellon Trust Company, N.A., as successor trustee, and subordinated debt securities will be issued under the Indenture dated as of January 1, 1995 (as supplemented, the “Subordinated Indenture”) between us and The Bank of New York Mellon Trust Company, N.A., as successor trustee. The indentures are substantially identical, except for:

•	the covenant described below under “—Sale or Issuance of Capital Stock of Banks,” which is included only in the Senior Indenture;

•	the provisions relating to subordination described below under “—Subordination,” which are included only in the Subordinated Indenture; and

•	the events of default described below under “—Events of Default and Rights of Acceleration,” many of which are not included in the Subordinated Indenture.

In this prospectus, when we refer to “debt securities,” we mean both our senior debt securities and our subordinated debt securities, and when we refer to the “indenture” or the “trustee” with respect to any debt securities, we mean the indenture under which those debt securities are issued and the trustee under that indenture.

The trustee under each indenture has two principal functions:

•

First, the trustee can enforce your rights against us if we default. However, there are limitations on the extent to which the trustee may act on your behalf, which we describe below under “—Collection of Indebtedness.”

•	Second, the trustee performs administrative duties for us, including the delivery of interest payments and notices.

Neither indenture limits the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. The indentures and the debt securities also do not limit our ability to incur other indebtedness or to issue other securities. This means that we may issue additional debt securities and other securities at any time without your consent and without notifying you. In addition, neither indenture contains provisions protecting holders against a decline in our credit quality resulting from takeovers, recapitalizations, the incurrence of additional indebtedness, or restructuring. If our credit quality declines as a result of an event of this type, or otherwise, any ratings of our debt securities then outstanding may be withdrawn or downgraded.

This section is a summary of the indentures and is subject to and qualified in its entirety by reference to all the provisions of the indentures. We have filed the indentures with the SEC as exhibits to our registration statement, and they are incorporated in this prospectus by reference. See “Where You Can Find More Information” below for information on how to obtain copies of the indentures. Whenever we refer to the defined terms of the indentures in this prospectus or in a supplement without defining them, the terms have the meanings given to them in the indentures. You must look to the indentures for the most complete description of the information summarized in this prospectus.

Form and Denomination of Debt Securities

Unless we specify otherwise in the applicable supplement, we will issue each debt security in global, or book-entry, form. Debt securities in book-entry form will be represented by a global security registered in the name of a depository. Accordingly, the depository will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global security will do so through participants in the depository’s securities clearing system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depository and its participants. We describe the procedures applicable to book-entry securities below under the heading “Registration and Settlement.”

Generally, all securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple debt securities that have different terms and are issued at different times. We call this kind of global security a master global security. Your prospectus supplement will not indicate whether your debt securities are represented by a master global security.

Unless we specify otherwise in the applicable supplement, we will issue our debt securities in fully registered form, without coupons. If we issue a debt security in bearer form, we will describe the special considerations applicable to bearer securities in the applicable supplement. Some of the features that we describe in this prospectus may not apply to the bearer securities.

Our debt securities may be denominated, and cash payments with respect to the debt securities may be made, in U.S. dollars or in another currency, or in a composite currency, a basket of currencies, or a currency unit or units. Unless we specify otherwise in the applicable supplement, the debt securities will be denominated, and cash payments with respect to the debt securities will be made, in U.S. dollars, and the debt securities ordinarily will be issued in denominations of $1,000 and multiples of $1,000 in excess of $1,000. We may also issue debt securities that are denominated in units of $10. If any of the debt securities are denominated, or if principal, any premium, interest, and any other amounts payable on any of the debt securities is payable, in a foreign currency, or in a composite currency, a basket of currencies, or a currency unit or units, the specified currency, as well as any additional investment considerations, risk factors, restrictions, tax consequences, specific terms and other information relating to that issue of debt securities and the specified currency, composite currency, basket of currencies, or currency unit or units, may be described in the applicable supplement. We describe some of those investment considerations relating to securities denominated or payable in a currency other than U.S. dollars above under the heading “Risk Factors.”

Different Series of Debt Securities

We may issue our debt securities from time to time in one or more series with the same or different maturities. We also may “reopen” a series of our debt securities. This means that we can increase the principal amount of a series of our debt securities by selling additional debt securities with the same terms. We may do so without notice to the existing holders of securities of that series. However, any new securities of this kind may begin to bear interest at a different date.

This section of the prospectus summarizes the material terms of the debt securities that are common to all series. We will describe the financial and other specific terms of the series of debt securities being offered in the applicable supplement. The supplement also may describe any differences from the material terms described in this prospectus. If there are any differences between the applicable supplement and this prospectus, the applicable supplement will control.

The terms of your series of debt securities as described in the applicable supplement may include the following:

•	the title and type of the debt securities;

•	the principal amount of the debt securities;

•	the minimum denominations, if other than $1,000 and multiples of $1,000 in excess of $1,000;

•	the percentage of the stated principal amount at which the debt securities will be sold and, if applicable, the method of determining the price;

•	the person to whom interest is payable, if other than the owner of the debt securities;

•	the maturity date or dates;

•	the interest rate or rates, which may be fixed or variable, and the method used to calculate that interest;

•	any index or other reference asset or assets that will be used to determine the amounts of any payments on the debt securities and the manner in which those amounts will be determined;

•	the interest payment dates, the regular record dates for the interest payment dates, and the date interest will begin to accrue;

•	the place or places where payments on the debt securities may be made and the place or places where the debt securities may be presented for registration of transfer or exchange;

•

any date or dates after which the debt securities may be redeemed, repurchased, or repaid in whole or in part at our option or the option of the holder, and the periods, prices, terms, and conditions of that redemption, repurchase, or repayment;

•	if other than the full principal amount, the portion of the principal amount of the debt securities that will be payable if their maturity is accelerated;

•	the currency of principal, any premium, interest and any other amounts payable on the debt securities, if other than U.S. dollars;

•	if the debt securities will be issued in other than book-entry form;

•	the identification of or method of selecting any calculation agents, exchange rate agents, or any other agents for the debt securities;

•	any provisions for the discharge of our obligations relating to the debt securities by the deposit of funds or U.S. government obligations;

•	any provisions relating to the extension or renewal of the maturity date of the debt securities;

•	whether the debt securities will be listed on any securities exchange; or

•	any other terms of the debt securities that are permitted under the applicable indenture.

Fixed-Rate Notes

General.  We may issue debt securities that bear interest at one or more fixed rates of interest, as specified in the applicable supplement. We refer to these as “fixed-rate notes.” Unless we specify otherwise in the applicable supplement, each fixed-rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a fixed-rate note at the fixed annual rate stated in the applicable supplement, until the principal is paid or made available for payment or the note is converted or exchanged.

Unless we specify otherwise in the applicable supplement, we will pay interest on any fixed-rate note quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth in the applicable supplement (each such day being an “interest payment date”) and at maturity. Each interest payment due on an interest payment date or the maturity date will include interest accrued from and including the most recent interest payment date to which interest has been paid, or, if no interest has been paid, from the original issue date, to but excluding the next interest payment date or the maturity date, as the case may be. Unless we specify otherwise in the applicable supplement, interest on fixed-rate notes will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. We will make payments on fixed-rate notes as described below under the heading “—Payment of Principal, Interest, and Other Amounts Due.”

Amortizing Notes.  We also may issue amortizing notes, which are fixed-rate notes for which combined principal and interest payments are made in installments over the life of the debt security. Payments on amortizing notes are applied first to interest due and then to the reduction of the unpaid principal amount. The supplement for an amortizing note will include a table setting forth repayment information.

Floating-Rate Notes

General.  We may issue debt securities that will bear interest at a floating rate of interest determined by reference to one or more interest rate bases, or by reference to one or more interest rate formulae, referred to as the “base rate.” We refer to these debt securities as “floating-rate notes.” The base rate may be one or more of the following:

•	the federal funds rate, in which case the debt security will be a “federal funds rate note”;

•	the London interbank offered rate, in which case the debt security will be a “LIBOR note”;

•	the euro interbank offered rate, in which case the debt security will be a “EURIBOR note”;

•	the prime rate, in which case the debt security will be a “prime rate note”;

•	the treasury rate, in which case the debt security will be a “treasury rate note”; or

•	any other interest rate formula as may be specified in the applicable supplement.

The interest rate for a floating-rate note will be determined by reference to:

•	the specified base rate based on the index maturity;

•	plus or minus the spread, if any; and/or

•	multiplied by the spread multiplier, if any.

For any floating-rate note, the “index maturity” is the period to maturity of the instrument for which the interest rate basis is calculated and will be specified in the applicable supplement. The “spread” is the number of basis points we specify on the floating-rate note to be added to or subtracted from the base rate. The “spread multiplier” is the percentage we may specify on the floating-rate note by which the base rate is multiplied in order to calculate the applicable interest rate.

A floating-rate note also may be subject to:

•	a maximum interest rate limit, or ceiling, on the interest that may accrue during any interest period;

•	a minimum interest rate limit, or floor, on the interest that may accrue during any interest period; or

•	both.

Unless we specify otherwise in the applicable supplement, each floating-rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating-rate note at the annual rate determined according to the interest rate formula stated in the applicable supplement, until the principal is paid or made available for payment. Unless we specify otherwise in the applicable supplement, we will pay interest on any floating-rate note monthly, quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth in the applicable supplement. Unless we specify otherwise in the applicable supplement, each interest payment due on an interest payment date or the maturity date will include interest accrued from and including the most recent interest payment date to which interest has been paid, or, if no interest has been paid, from the original issue date, to but excluding the next interest payment date or the maturity date, as the case may be. We will make payments on floating-rate notes as described below under the heading “—Payment of Principal, Interest, and Other Amounts Due.”

How Interest Is Reset.  The interest rate in effect from the date of issue to the first interest reset date for a floating-rate note will be the initial interest rate determined as described in the applicable supplement. The interest rate of each floating-rate note may be reset daily, weekly, monthly, quarterly, semi-annually, or annually, as we specify in the applicable supplement. We refer to the period during which an interest rate is effective as an “interest period,” and the first day of each interest period as the “interest reset date.”

The “interest determination date” for any interest reset date is the day the calculation agent will refer to when determining the new interest rate at which a floating rate will reset. Unless we specify otherwise in the applicable supplement, the interest determination date for an interest reset date will be:

•	for a federal funds rate note or a prime rate note, the business day immediately preceding the interest reset date;

•

for a LIBOR note, the second London Banking Day (as defined below) preceding the interest reset date unless the index currency is pounds sterling, in which case the interest determination date will be the interest reset date;

•	for a EURIBOR note, the second TARGET Settlement Date (as defined below) preceding the interest reset date;

•	for a treasury rate note, the day of the week in which the interest reset date falls on which Treasury bills (as described below) of the applicable index maturity would normally be auctioned; and

•

for a floating-rate note with two or more base rates, the interest determination date will be the most recent business day that is at least two business days prior to the applicable interest reset date on which each applicable base rate is determinable.

Treasury bills usually are sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction usually is held on the following Tuesday, except that the auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is held on the preceding Friday, that preceding Friday will be the interest determination date pertaining to the interest reset date occurring in the next succeeding week. The treasury rate will be determined as of that date, and the applicable interest rate will take effect on the applicable interest reset date.

We will specify the interest reset dates in the applicable supplement. If any interest reset date for any floating-rate note falls on a day that is not a business day for the floating-rate note, the interest reset date for the floating-rate note will be postponed to the next day that is a business day for the floating-rate note. If Treasury bills are sold at an auction that falls on a day that is an interest reset date, that interest reset date will be the next following business day. However, unless we specify otherwise in the applicable supplement, in the case of a LIBOR note or a EURIBOR note, if the next business day is in the next succeeding calendar month, the interest reset date will be the immediately preceding business day.

Calculation of Interest.  Calculations relating to floating-rate notes will be made by the calculation agent, which will be an institution that we appoint as our agent for this purpose. The calculation agent may be one of our affiliates, including Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Commodities, Inc., or Merrill Lynch Capital Services, Inc. and may also be The Bank of New York Mellon Trust Company, N.A. We will identify in the applicable supplement the calculation agent we have appointed for a particular series of debt securities as of its original issue date. We may appoint different calculation agents from time to time after the original issue date of a floating-rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you, the trustee and us.

For each floating-rate note, the calculation agent will determine, on the corresponding calculation or interest determination date, the interest rate for the applicable interest period. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period. Unless we specify otherwise in the applicable supplement, the calculation date for any interest determination date will be the date by which the calculation agent computes the amount of interest owed on a floating-rate note for the related interest period. Unless we specify otherwise in the applicable supplement, the calculation date pertaining to an interest determination date will be the earlier of:

•	the tenth calendar day after that interest determination date or, if that day is not a business day, the next succeeding business day; or

•	the business day immediately preceding the applicable interest payment date, the maturity date, or the date of redemption or prepayment, as the case may be.

Accrued interest on a floating-rate note is calculated by multiplying the principal amount of a note by an accrued interest factor. This accrued interest factor is the sum of the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless we specify otherwise in the applicable supplement, the accrued interest factor will be computed and interest will be paid (including payments for partial periods) as follows:

•

for federal funds rate notes, LIBOR notes, EURIBOR notes, prime rate notes, or any other floating-rate notes other than treasury rate notes, the daily interest factor will be computed by dividing the interest rate in effect on that day by 360; and

•	for treasury rate notes, the daily interest factor will be computed by dividing the interest rate in effect on that day by 365 or 366, as applicable.

All amounts used in or resulting from any calculation on floating-rate notes will be rounded to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward. Unless we specify otherwise in the applicable supplement, all percentages resulting from any calculation with respect to a floating-rate note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent, with five one-millionths of a percentage point rounded upwards, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655).

In determining the base rate that applies to a floating-rate note during a particular interest period, the calculation agent may obtain rate quotes from various banks or dealers active in the relevant market, as described in the descriptions of the base rates below and/or in the applicable supplement. Those reference banks and dealers may include the calculation agent itself and its affiliates, as well as any underwriter, dealer, or agent participating in the distribution of the relevant floating-rate notes and its affiliates, and they may include our affiliates.

At the request of the holder of any floating-rate note, the calculation agent will provide the interest rate then in effect for that floating-rate note and, if already determined, the interest rate that is to take effect on the next interest reset date.

LIBOR Notes.  Each LIBOR note will bear interest at the LIBOR base rate, adjusted by any spread or spread multiplier, as specified in the applicable supplement. The LIBOR base rate will be the London interbank offered rate for deposits in U.S. dollars or any index currency, as specified in the applicable supplement.

LIBOR for any interest determination date will be the arithmetic mean of the offered rates for deposits in the relevant index currency having the index maturity described in the applicable supplement, commencing on the related interest reset date, as the rates appear on the Reuters LIBOR screen page designated in the applicable supplement as of 11:00 A.M., London time, on that interest determination date, if at least two offered rates appear on the designated LIBOR page, except that, if the designated Reuters LIBOR screen page only provides for a single rate, that single rate will be used.

If fewer than two of the rates described above appear on that page or no rate appears on any page on which only one rate normally appears, then the calculation agent will determine LIBOR as follows:

•

The calculation agent will select four major banks in the London interbank market, after consultation with us. On the interest determination date, those four banks will be requested to provide their offered quotations for deposits in the relevant index currency having an index maturity specified in the applicable supplement commencing on the interest reset date to prime banks in the London interbank market at approximately 11:00 A.M., London time.

•	If at least two quotations are provided, the calculation agent will determine LIBOR as the arithmetic mean of those quotations.

•

If fewer than two quotations are provided, the calculation agent will select, after consultation with us, three major banks in New York City. On the interest determination date, those three banks will be requested to provide their offered quotations for loans in the relevant index currency having an index maturity specified in the applicable supplement commencing on the interest reset date to leading European banks at approximately 11:00 A.M., New York time. The calculation agent will determine LIBOR as the average of those quotations.

•	If fewer than three New York City banks selected by the calculation agent are quoting rates, LIBOR for that interest period will remain LIBOR then in effect on the interest determination date.

EURIBOR Notes.  Each EURIBOR note will bear interest at the EURIBOR base rate, adjusted by any spread or spread multiplier, as specified in the applicable supplement.

EURIBOR, for any interest determination date, will mean the rate for deposits in euro as sponsored, calculated, and published jointly by the European Banking Federation and ACI—The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the index maturity specified in the applicable supplement, as that rate appears on the display on Reuters, or any successor service, on page EURIBOR01 or any other page as may replace such page, referred to as “Reuters Page EURIBOR01,” as of 11:00 A.M., Brussels time.

The following procedures will be followed if EURIBOR cannot be determined as described above:

•

If no offered rate appears on Reuters Page EURIBOR01 on an interest determination date at approximately 11:00 A.M., Brussels time, then the calculation agent, after consultation with us, will select four major banks in the Eurozone interbank market to provide a quotation of the rate at which deposits in euro having the index maturity specified in the applicable supplement are offered to prime banks in the Eurozone interbank market, and in a principal amount not less than the equivalent of €1,000,000, that is representative of a single transaction in euro in that market at that time. If at least two quotations are provided, EURIBOR will be the average of those quotations.

•

If fewer than two quotations are provided, then the calculation agent, after consultation with us, will select four major banks in the Eurozone interbank market to provide a quotation of the rate offered by them, at approximately 11:00 A.M., Brussels time, on the interest determination date, for loans in euro to prime banks in the Eurozone interbank market for a period of time equivalent to the index maturity specified in the applicable supplement commencing on that interest reset date and in a principal amount not less than the equivalent of €1,000,000, that is representative of a single transaction in euro in that market at that time. If at least three quotations are provided, EURIBOR will be the average of those quotations.

•	If three quotations are not provided, EURIBOR for that interest determination date will be equal to EURIBOR for the immediately preceding interest period.

“Eurozone” means the region comprised of member states of the European Union that adopted the single currency in accordance with the Treaty establishing the European Community (signed in Rome on March 25, 1957), as amended by the Treaty on European Union (signed in Maastricht on February 7, 1992) and the Treaty of Amsterdam (signed in Amsterdam on October 2, 1997).

Treasury Rate Notes.  Each treasury rate note will bear interest at the treasury rate, adjusted by any spread or spread multiplier, as specified in the applicable supplement.

The “treasury rate” for any interest determination date will be the rate set at the auction of direct obligations of the United States, referred to as “Treasury bills,” having the index maturity described in the applicable supplement, as specified under the caption “Investment Rate” on Reuters screen page USAUCTION 10 or page USAUCTION 11, or any successor service or page.

The following procedures will be followed if the treasury rate cannot be determined as described above:

•

If the rate is not displayed on the Reuters pages described above by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate of Treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the bond equivalent yield, as defined below, of the auction rate of the applicable Treasury bills as announced by the U.S. Department of the Treasury.

•

If the alternative rate described in the paragraph immediately above is not announced by the U.S. Department of the Treasury, or if the auction is not held, the treasury rate will be the bond equivalent yield of the rate on the particular interest determination date of the applicable Treasury bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate on the particular interest determination date of the applicable Treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate on the particular interest determination date calculated by the calculation agent as the bond equivalent yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that interest determination date, of three primary U.S. government securities dealers, selected by the calculation agent, after consultation with us, for the issue of Treasury bills with a remaining maturity closest to the particular index maturity.

•

If the dealers selected by the calculation agent are not quoting as described in the paragraph immediately above, the treasury rate will be the treasury rate in effect on the particular interest determination date.

The bond equivalent yield will be calculated using the following formula:

Bond equivalent yield =	D x N	x 100
360-(D x M)

where “D” refers to the applicable annual rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable interest period.

“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

“H.15 Daily Update” means the daily update of H.15(519), available through the website of the Board of Governors of the Federal Reserve System at www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Federal Funds Rate Notes.  Each federal funds rate note will bear interest at the federal funds rate, adjusted by any spread or spread multiplier, as specified in the applicable supplement.

If “Federal Funds (Effective) Rate” is specified in the applicable supplement, the federal funds rate for any interest determination date will be the rate on that date for U.S. dollar federal funds, as published in H.15(519) under the heading “Federal Funds (Effective)” and displayed on Reuters, or any successor service, on page FEDFUNDS1 or any other page as may replace the specified page on that service, referred to as “Reuters Page FedFunds1.” If this rate is not published in H.15 Daily Update by 3:00 P.M., New York City time, on the related calculation date, or does not appear on Reuters Page FedFunds1, the federal funds rate will be the rate on that interest determination date as published in H.15 Daily Update, or any other recognized electronic source for the purposes of displaying the applicable rate, under the caption “Federal Funds (Effective) Rate.” If this alternate rate is not published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate, by 3:00 P.M., New York City time, on the related calculation date, then the calculation agent will determine the federal funds rate to be the average of the rates for the last transaction in overnight U.S. dollar federal funds quoted prior to 9:00 A.M., New York City time, on the business day following that interest determination date, by each of three leading brokers of U.S. dollar federal funds transactions in New York City, selected by the calculation agent, after consultation with us. If fewer than three brokers selected by the calculation agent are so quoting, the federal funds rate will be the federal funds rate in effect on that interest determination date.

If “Federal Funds Open Rate” is specified in the applicable supplement, the federal funds rate will be the rate on that interest determination date set forth under the heading “Federal Funds” opposite the caption “Open” and displayed on Reuters, or any successor service, on page 5 or any other page as may replace the specified page on that service, referred to as “Reuters Page 5,” or if that rate does not appear on Reuters Page 5 by 3:00 P.M., New York City time, on the related calculation date, the federal funds rate will be the rate on that date displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If the alternate rate described in the preceding sentence is not displayed on FFPREBON Index page on Bloomberg, or any other recognized electronic source for the purpose of displaying the applicable rate, by 3:00 P.M., New York City time, on the related calculation date, then the calculation agent will determine the federal funds rate to be the average of the rates for the last transaction in overnight U.S. dollar federal funds, quoted prior to 9:00 A.M., New York City time, on that interest determination date, by each of three leading brokers of U.S. dollar federal funds transactions in New York City, selected by the calculation agent, after consultation with us. If fewer than three brokers selected by the calculation agent are quoting as described above, the federal funds rate will be the federal funds rate in effect on that interest determination date.

If “Federal Funds Target Rate” is specified in the applicable supplement, the federal funds rate will be the rate on that interest determination date for U.S. dollar federal funds displayed on the FDTR Index page on Bloomberg. If that rate does not appear on the FDTR Index page on Bloomberg by 3:00 P.M., New York City time, on the calculation date, the federal funds rate for the applicable interest determination date will be the rate for that day appearing on Reuters, or any successor service, on page USFFTARGET= or any other page as may replace the specified page on that service, referred to as “Reuters Page USFFTARGET=.” If that rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 P.M., New York City time, on the applicable date, then the calculation agent will determine the federal funds rate to be the average of the rates for the last transaction in overnight U.S. dollar federal funds, quoted prior to 9:00 A.M., New York City time, on that interest determination date, by each of three leading brokers of U.S. dollar federal funds transactions in New York City, selected by the calculation agent, after consultation with us. If fewer than three brokers selected by the calculation agent are quoting as described above, the federal funds rate will be the federal funds rate in effect on that interest determination date.

Prime Rate Notes.  Each prime rate note will bear interest at the prime rate, as adjusted by any spread or spread multiplier, as specified in the applicable supplement.

The “prime rate” for any interest determination date will be the prime rate or base lending rate on that date, as published in H.15(519) prior to 3:00 P.M., New York City time, on the related calculation date, under the heading “Bank Prime Loan.”

The following procedures will be followed if the prime rate cannot be determined as described above:

•

If the rate is not published in H.15(519) by 3:00 P.M., New York City time, on the related calculation date, then the prime rate will be the rate as published in H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan.”

•

If the alternative rate described above is not published in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related calculation date, then the calculation agent will determine the prime rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters screen US PRIME 1, as defined below, as that bank’s prime rate or base lending rate as in effect as of 11:00 A.M., New York City time, on that interest determination date.

•

If fewer than four rates appear on the Reuters screen US PRIME 1 for that interest determination date, by 3:00 P.M., New York City time, then the calculation agent will determine the prime rate to be the average of the prime rates or base lending rates furnished in New York City by three substitute banks or trust companies (all organized under the laws of the United States or any of its states and having total equity capital of at least $500,000,000) selected by the calculation agent, after consultation with us.

•	If the banks selected by the calculation agent are not quoting as described above, the prime rate will remain the prime rate then in effect on the interest determination date.

“Reuters screen US PRIME 1” means the display designated as page “US PRIME 1” on the Reuters Monitor Money Rates Service (or any other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks).

Indexed Notes

We may issue debt securities that provide that the rate of return, including the principal, premium (if any), interest, or other amounts payable (if any), is determined by reference, either directly or indirectly, to the price or performance of one or more securities, currencies or composite currencies, commodities, interest rates, stock indices, commodity indices or other indices, formulae, or measure, in each case as specified in the applicable supplement. We refer to these as “indexed notes.”

Holders of indexed notes may receive an amount at maturity that is greater than or less than the face amount of the notes, depending upon the formula used to determine the amount payable and the relative value at maturity of the reference asset or underlying obligation. The value of the applicable index will fluctuate over time.

An indexed note may provide either for cash settlement or for physical settlement by delivery of the indexed note or securities, or other securities of the types listed above. An indexed note also may provide that the form of settlement may be determined at our option or the holder’s option. Some indexed notes may be convertible, exercisable, or exchangeable prior to maturity, at our option or the holder’s option, for the related securities.

We will specify in the applicable supplement the method for determining the principal, premium (if any), interest, or other amounts payable (if any) in respect of particular indexed notes, as well as certain historical information with respect to the specified index or indexed items, specific risk factors relating to that particular type of indexed note, and tax considerations associated with an investment in the indexed notes.

The applicable supplement for any particular indexed notes also will identify the calculation agent that will calculate the amounts payable with respect to the indexed note. The calculation agent may be one of our affiliates, including Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Commodities, Inc., or Merrill Lynch Capital Services, Inc. We may appoint different calculation agents from time to time after the original issue date of an indexed note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you, the trustee and us. Upon request of the holder of an indexed note, the calculation agent will provide, if applicable, information relating to the current principal, premium (if any), rate of interest, interest payable, or other amounts payable (if any) in connection with the indexed note.

We also may offer “indexed amortizing notes,” the rate of amortization and final maturity of which are subject to periodic adjustment based upon the degree to which an objective base or index rate such as LIBOR, called a “reference rate,” coincides with a specified “target rate.” Indexed amortizing notes may provide for adjustment of the amortization rate either on every interest payment date, or only on interest payment dates that occur after a specified “lockout date.” Each indexed amortizing note will include an amortization table, specifying the rate at which the principal of the note is to be amortized following any applicable interest payment date, based upon the difference between the reference rate and the target rate. The specific terms of, and any additional considerations relating to, indexed amortizing notes will be set forth in the applicable supplement.

Floating-Rate/Fixed-Rate/Indexed Notes

We may issue a debt security with elements of each of the fixed-rate, floating-rate and indexed notes described above. For example, a debt security may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a debt security may provide for a payment of principal at maturity linked to an index and also may bear interest at a fixed or floating rate. We will describe the determination of interest for any of these debt securities in the applicable supplement.

Original Issue Discount Notes

A fixed-rate note, a floating-rate note, or an indexed note may be an original issue discount note. Original issue discount notes are debt securities that are issued at a price lower than their stated principal amount or lower than their minimum guaranteed repayment amount at maturity. Original issue discount notes may bear no interest (“zero coupon rate notes”) or may bear interest at a rate that is below market rates at the time of issuance. Upon an acceleration of the maturity of an original issue discount note, the amount of interest payable will be determined in accordance with the terms of the note, as described in the applicable supplement. That amount normally is less than the amount payable at the maturity date. A note issued at a discount to its principal may, for U.S. federal income tax purposes, be considered an original issue discount note, regardless of the amount payable upon redemption or acceleration of maturity. See “U.S. Federal Income Tax Considerations—Taxation of Debt Securities” below for a summary of the U.S. federal income tax consequences of owning an original issue discount note.

Payment of Principal, Interest, and Other Amounts Due

Paying Agents.  We may appoint one or more financial institutions to act as our paying agents. Unless we specify otherwise in the applicable supplement, the trustee will act as our sole paying agent, security registrar and transfer agent with respect to the debt securities through the trustee’s office. That office is currently located at 101 Barclay Street, New York, New York 10286. In addition, in the case of some of our debt securities, such as debt securities denominated in euro, that office is expected to be 48th Floor, One Canada Square, London, E14 5AL. At any time, we may rescind the designation of a paying agent, appoint a successor paying agent, or approve a change in the office through which any successor paying agent acts in accordance with the applicable indenture. In addition, we may decide to act as our own paying agent with respect to some or all of the debt securities, and the paying agent may resign.

Payments to Holders and Record Dates for Interest.  We refer to each date on which interest is payable on a debt security as an “interest payment date.” Unless we specify otherwise in the applicable supplement, the provisions described in this section will apply to payments on the debt securities.

Interest payments on the debt securities will be made on each interest payment date applicable to, and at the maturity date of, the debt securities. Interest payable at any interest payment date other than the maturity date will be paid to the registered holder of the debt security on the regular record date for that interest payment date, as described below. However, unless we specify otherwise in the applicable supplement, the initial interest payment on a debt security issued between a regular record date and the interest payment date immediately following the regular record date will be made on the second interest payment date following the original issue date to the holder of record on the regular record date preceding the second interest payment date. The principal and interest payable at maturity will be paid to the holder of the debt security at the time of payment by the paying agent.

Unless we specify otherwise in the applicable supplement, the record date for any interest payment for a debt security in book-entry only form generally will be the business day prior to the payment date. If the debt security is in a form that is other than book-entry only, and unless we specify otherwise in the applicable supplement, the regular record date for an interest payment date will be the last day of the calendar month preceding the interest payment date or the fifteenth day of the calendar month in which the interest payment date occurs, as specified in the supplement, whether or not that date is a business day.

Unless we specify otherwise in the applicable supplement, if any interest payment date or the maturity date of a debt security falls on a day that is not a business day, we will make the required payment on the next business day, and no additional interest will accrue in respect of the payment made on the next business day. However, unless we specify otherwise in the applicable supplement, for LIBOR notes or EURIBOR notes, if an interest payment date falls on a date that is not a business day, and the next business day is in the next calendar month, the interest payment date will be the immediately preceding business day.

Unless we specify otherwise in the applicable supplement, the term “business day” means, for any debt security, a day that meets all the following applicable requirements:

•

for all debt securities, is any weekday that is not a legal holiday in New York, New York, Charlotte, North Carolina, or any other place of payment of the debt security, and is not a date on which banking institutions in those cities are authorized or required by law or regulation to be closed;

•

for any LIBOR note, also is a day on which commercial banks are open for business (including dealings in the index currency specified in the applicable supplement) in London, England (a “London Banking Day”);

•

for any debt security denominated in euro or any EURIBOR note, also is a day on which the TransEuropean Automated Real-Time Gross Settlement Express Transfer, or “TARGET,” System or any successor is operating (a “TARGET Settlement Date”); and

•

for any debt security that has a specified currency other than U.S. dollars or euro, also is not a day on which banking institutions generally are authorized or obligated by law, regulation, or executive order to close in the principal financial center of the country of the specified currency.

Unless we specify otherwise in the applicable supplement, for purposes of this determination, the “principal financial center” is:

•

the capital city of the country issuing the specified currency, except for U.S. dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, for which the “principal financial center” is New York, Sydney and Melbourne, Toronto, Johannesburg and Zurich, respectively; or

•

the capital city of the country to which the index currency relates, except for U.S. dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, for which the “principal financial center” is New York, Sydney, Toronto, Johannesburg and Zurich, respectively.

Payments Due in U.S. Dollars.  Unless we specify otherwise in the applicable supplement, we will follow the practices described in this subsection when we pay amounts that are due in U.S. dollars.

We will make payments on debt securities in book-entry form in accordance with arrangements then in place between the paying agent and the depository or its nominee, as holder. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depository and its participants, as described below under the heading “Registration and Settlement.”

We will pay any interest on debt securities in certificated form on each interest payment date other than the maturity date by, in our discretion, wire transfer of immediately available funds or check mailed to holders of the debt securities on the applicable record date at the address appearing on our records. We will pay any principal, premium (if any), interest, and other amounts payable (if any) at the maturity date of a debt security in certificated form by wire transfer of immediately available funds upon surrender of the debt security at the corporate trust office of the applicable trustee or paying agent.

Book-entry and other indirect owners should contact their banks or brokers for information on how they will receive payments on their debt securities.

Payments Due in Other Currencies.  Unless we specify otherwise in the applicable supplement, we will follow the practices described in this subsection when we pay amounts that are due in a currency other than U.S. dollars. Unless we specify otherwise in the applicable supplement, holders are not entitled to receive payments in U.S. dollars of an amount due in another currency, either on a global debt security or a debt security in certificated form.

We will make payments on Non-U.S. Dollar Denominated Debt Securities in book-entry form in the applicable specified currency in accordance with arrangements then in place between the paying agent and the depository or its nominee, as holder. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depository and its participants, as described below under the heading “Registration and Settlement.”

We will pay any interest on Non-U.S. Dollar-Denominated Debt Securities in certificated form by check mailed to holders of the debt securities on the applicable record date at the address appearing on our records. We will pay any principal, premium (if any), interest and other amounts payable (if any) at the maturity date of a Non-U.S. Dollar-Denominated Debt Security in certificated form by wire transfer of immediately available funds upon surrender of the debt security at the corporate trust office of the applicable trustee or paying agent.

If we issue a debt security in a specified currency other than U.S. dollars, unless we specify otherwise in the applicable supplement, we will appoint a financial institution to act as the exchange rate agent. The exchange rate agent will determine the applicable rate of exchange that would apply to a payment made in U.S. dollars, if the currency in which we otherwise would be required to make the applicable payment is not available. The exchange rate agent may be one of our affiliates. We will identify in the applicable supplement the exchange rate agent that we have appointed for a particular debt security as of its original issue date. We may appoint different exchange rate agents from time to time after the original issue date of the debt security without your consent and without notifying you of the change. All determinations made by the exchange rate agent will be in its sole discretion unless we state in the applicable supplement that any determination requires our approval. Absent manifest error, those determinations will be final and binding on you and us.

Book-entry and other indirect owners of a debt security with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

No Sinking Fund

Unless we specify otherwise in the applicable supplement, our debt securities will not be entitled to the benefit of any sinking fund. This means that we will not deposit money on a regular basis into any separate custodial account to repay the debt securities.

Redemption

The applicable supplement will indicate whether we may redeem the debt securities prior to their maturity date. If we may redeem the debt securities prior to maturity, the applicable supplement will indicate the redemption price, the method for redemption and the date or dates upon which we may redeem the debt securities. Unless we specify otherwise in the applicable supplement, we may redeem debt securities only on an interest payment date, and the redemption price will be 100% of the principal amount of the debt securities to be redeemed, plus any accrued and unpaid interest.

Unless we specify otherwise in the applicable supplement, we may exercise our right to redeem debt securities by giving notice to the trustee under the applicable indenture at least 10 business days but not more than 60 calendar days before the specified redemption date. The notice will take the form of a certificate signed by us specifying:

•	the date fixed for redemption;

•	the redemption price;

•	the CUSIP number of the debt securities to be redeemed;

•	the amount to be redeemed, if less than all of a series of debt securities is to be redeemed;

•	the place of payment for the debt securities to be redeemed; and

•	that on and after the date fixed for redemption, interest will cease to accrue on the debt securities to be redeemed.

So long as a depository is the record holder of the applicable debt securities to be redeemed, we will deliver any notice of our election to exercise our redemption right only to that depository.

Repayment

The applicable supplement will indicate whether the debt securities can be repaid at the holder’s option prior to their maturity date. If the debt securities may be repaid prior to maturity, the applicable supplement will indicate the applicable repayment price or prices, the procedures for repayment and the date or dates on or after which the holder can request repayment.

Repurchase

We may purchase at any time and from time to time, including through a subsidiary or affiliate of ours, outstanding debt securities by tender, in the open market, or by private agreement. We, or our affiliates, have the discretion to hold or resell any repurchased debt securities. We also have the discretion to cancel any repurchased debt securities.

Conversion

We may issue debt securities that are convertible into, or exercisable or exchangeable for, at either our option or the holder’s option, our preferred stock, depositary shares, common stock, or other debt securities, or debt or equity securities of one or more third parties. The applicable supplement will describe the terms of any conversion, exercise, or exchange features, including:

•	the periods during which conversion, exercise, or exchange, as applicable, may be elected;

•

the conversion, exercise, or exchange price payable and the number of shares or amount of our preferred stock, depositary shares, common stock, or other debt securities, or debt or equity securities of a third party, that may be issued upon conversion, exercise, or exchange, and any adjustment provisions; and

•	the procedures for electing conversion, exercise, or exchange, as applicable.

Exchange, Registration, and Transfer

Subject to the terms of the applicable indenture, debt securities of any series in certificated form may be exchanged at the option of the holder for other debt securities of the same series and of an equal aggregate principal amount and type in any authorized denominations.

Debt securities in certificated form may be presented for registration of transfer at the office of the security registrar or at the office of any transfer agent that we designate and maintain. The security registrar or the transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. Unless we specify otherwise in the applicable supplement, The Bank of New York Mellon Trust Company, N.A. will be the authenticating agent, registrar, and transfer agent for the debt securities issued under the respective indentures. We may change the security registrar or the transfer agent or approve a change in the location through which any security registrar or transfer agent acts at any time, except that we will be required to maintain a security registrar and transfer agent in each place of payment for each series of debt securities. At any time, we may designate additional transfer agents for any series of debt securities.

We will not be required to (1) issue, exchange, or register the transfer of any debt security of any series to be redeemed for a period of 15 days before those debt securities were selected for redemption, or (2) exchange or register the transfer of any debt security that was selected, called, or is being called for redemption, except the unredeemed portion of any debt security being redeemed in part.

For a discussion of restrictions on the exchange, registration, and transfer of book-entry securities, see “Registration and Settlement” below.

Subordination

Our subordinated debt securities are subordinated in right of payment to all of our “senior indebtedness.” The Subordinated Indenture defines “senior indebtedness” as any indebtedness for money borrowed, including all of our indebtedness for borrowed and purchased money, all of our obligations arising from off-balance sheet guarantees and direct credit substitutes, and our obligations associated with derivative products such as interest and foreign exchange rate contracts and commodity contracts, that was outstanding on the date we executed the Subordinated

Indenture, or was created, incurred, or assumed after that date, for which we are responsible or liable as obligor, guarantor, or otherwise, and all deferrals, renewals, extensions, and refundings of that indebtedness or obligations, other than the debt securities issued under the Subordinated Indenture or any other indebtedness that by its terms is subordinate in right of payment to any of our other indebtedness. Each supplement for a series of subordinated debt securities will indicate the aggregate amount of our senior indebtedness outstanding at that time and any limitation on the issuance of additional senior indebtedness.

If there is a default or event of default under any senior indebtedness that would allow acceleration of maturity of the senior indebtedness and that default or event of default is not remedied, and we and the trustee of the Subordinated Indenture receive notice of this default from the holders of at least 10% in principal amount of any kind or category of any senior indebtedness or if the trustee of the Subordinated Indenture receives notice from us, then we will not be able to make any principal, premium, interest, or other payments on the subordinated debt securities or repurchase our subordinated debt securities.

If any subordinated debt security is declared due and payable before the required date or upon a payment or distribution of our assets to creditors pursuant to a dissolution, winding up, liquidation, or reorganization, we are required to pay all principal, premium, interest, or other payments to holders of senior indebtedness before any holders of subordinated debt are paid. In addition, if any amounts previously were paid to the holders of subordinated debt or the trustee of the Subordinated Indenture, the holders of senior indebtedness will have first rights to the amounts previously paid.

Subject to the payment in full of all our senior indebtedness, the holders of our subordinated debt securities will be subrogated to the rights of the holders of our senior indebtedness to receive payments or distributions of our assets applicable to the senior indebtedness until our subordinated debt securities are paid in full. For purposes of this subrogation, the subordinated debt securities will be subrogated equally and ratably with all our other indebtedness that by its terms ranks equally with our subordinated debt securities and is entitled to like rights of subrogation.

Sale or Issuance of Capital Stock of Banks

The Senior Indenture prohibits the issuance, sale, or other disposition of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary Bank (as defined below) or of any subsidiary which owns shares of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary Bank, with the following exceptions:

•	sales of directors’ qualifying shares;

•

sales or other dispositions for fair market value, if, after giving effect to the disposition and to conversion of any shares or securities convertible into capital stock of a Principal Subsidiary Bank, we would own at least 80% of each class of the capital stock of that Principal Subsidiary Bank;

•	sales or other dispositions made in compliance with an order of a court or regulatory authority of competent jurisdiction;

•

any sale by a Principal Subsidiary Bank of additional shares of its capital stock, securities convertible into shares of its capital stock, or options, warrants, or rights to subscribe for or purchase shares of its capital stock, to its stockholders at any price, so long as before that sale we owned, directly or indirectly, securities of the same class and immediately after the sale, we owned, directly or indirectly, at least as great a percentage of each class of securities of the Principal Subsidiary Bank as we owned before the sale of additional securities; and

•

any issuance of shares of capital stock, or securities convertible into or options, warrants, or rights to subscribe for or purchase shares of capital stock, of a Principal Subsidiary Bank or any subsidiary which owns shares of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary Bank, to us or our wholly owned subsidiary.

A “Principal Subsidiary Bank” is defined in the Senior Indenture as any bank with total assets equal to more than 10% of our total consolidated assets. As of the date of this prospectus, Bank of America, N.A. is our only Principal Subsidiary Bank.

Limitation on Mergers and Sales of Assets

Each indenture generally permits a consolidation or merger between us and another entity. It also permits the sale or transfer by us of all or substantially all of our assets. These transactions are permitted if:

•

the resulting or acquiring entity, if other than us, is organized and existing under the laws of the United States or any state or the District of Columbia and expressly assumes all of our obligations under that indenture; and

•	immediately after the transaction, we (or any successor company) are not in default in the performance of any covenant or condition under that indenture.

Upon any consolidation, merger, sale, or transfer of this kind, the resulting or acquiring entity will be substituted for us in the applicable indenture with the same effect as if it had been an original party to that indenture. As a result, the successor entity may exercise our rights and powers under the indenture.

Waiver of Covenants

The holders of a majority in principal amount of the debt securities of all affected series then outstanding under the indenture may waive compliance with some of the covenants or conditions of that indenture.

Modification of the Indentures

We and the trustee may modify the applicable indenture and the rights of the holders of the debt securities with the consent of the holders of at least 66 2/3% of the aggregate principal amount of all series of debt securities under that indenture affected by the modification. However, no modification may extend the fixed maturity of, reduce the principal amount or redemption premium of, or reduce the rate of, or extend the time of payment of, interest on, any debt security without the consent of each holder affected by the modification. No modification may reduce the percentage of debt securities that is required to consent to modification of an indenture without the consent of all holders of the debt securities outstanding under that indenture.

In addition, we and the trustee may execute supplemental indentures in some circumstances without the consent of any holders of outstanding debt securities.

For purposes of determining the aggregate principal amount of the debt securities outstanding at any time in connection with any request, demand, authorization, direction, notice, consent, or waiver under the applicable indenture, (1) the principal amount of any debt security issued with original issue discount is that amount that would be due and payable at that time upon an event of default, and (2) the principal amount of a debt security denominated in a foreign currency or currency unit is the U.S. dollar equivalent on the date of original issuance of the debt security.

Meetings and Action by Securityholders

The trustee may call a meeting in its discretion, or upon request by us or the holders of at least 10% in principal amount of a series of outstanding debt securities, by giving notice. If a meeting of holders is duly held, any resolution raised or decision taken in accordance with the indenture will be binding on all holders of debt securities of that series.

Events of Default and Rights of Acceleration

The Senior Indenture defines an event of default for a series of senior debt securities as any one of the following events:

•	our failure to pay principal or any premium when due on any securities of that series;

•	our failure to pay interest on any securities of that series, within 30 calendar days after the interest becomes due;

•

our breach of any of our other covenants contained in the senior debt securities of that series or in the Senior Indenture, that is not cured within 90 calendar days after written notice to us by the trustee of the Senior Indenture, or to us and the trustee of the Senior Indenture by the holders of at least 25% in principal amount of all senior debt securities then outstanding under the Senior Indenture and affected by the breach; and

•	specified events involving our bankruptcy, insolvency, or liquidation.

The Subordinated Indenture defines an event of default only as our bankruptcy under U.S. federal bankruptcy laws.

If an event of default occurs and is continuing, either the trustee or the holders of 25% in principal amount of the debt securities outstanding under the applicable indenture (or, in the case of an event of default under the Senior Indenture with respect to a series of senior debt securities, the holders of 25% in principal amount of the outstanding debt securities of all series affected) may declare the principal amount, or, if the debt securities are issued with original issue discount, a specified portion of the principal amount, of all debt securities (or the debt securities of all series affected, as the case may be) to be due and payable immediately. The holders of a majority in principal amount of the debt securities then outstanding (or of the series affected, as the case may be), in some circumstances, may annul the declaration of acceleration and waive past defaults.

Payment of principal of the subordinated debt securities may not be accelerated in the case of a default in the payment of principal, any premium, interest, or any other amounts or the performance of any of our other covenants.

Collection of Indebtedness

If we fail to pay the principal of (or, under the Senior Indenture, any premium on) any debt securities, or if we are over 30 calendar days late on an interest payment on the debt securities, the applicable trustee can demand that we pay to it, for the benefit of the holders of those debt securities, the amount which is due and payable on those debt securities, including any interest incurred because of our failure to make that payment. If we fail to pay the required amount on demand, the trustee may take appropriate action, including instituting judicial proceedings against us.

In addition, a holder of a debt security also may file suit to enforce our obligation to make payment of principal, any premium, interest, or other amounts due on that debt security regardless of the actions taken by the trustee.

The holders of a majority in principal amount of each series of the debt securities then outstanding under an indenture may direct the time, method, and place of conducting any proceeding for any remedy available to the trustee under that indenture, but the trustee will be entitled to receive from the holders a reasonable indemnity against expenses and liabilities.

We are required periodically to file with the trustees a certificate stating that we are not in default under any of the terms of the indentures.

Payment of Additional Amounts

If we so specify in the applicable supplement, and subject to the exceptions and limitations set forth below, we will pay to the beneficial owner of any debt security that is a “non-U.S. person” additional amounts to ensure that every net payment on that debt security will not be less, due to the payment of U.S. withholding tax, than the amount then otherwise due and payable. For this purpose, a “net payment” on a debt security means a payment by us or any paying agent, including payment of principal and interest, after deduction for any present or future tax, assessment, or other governmental charge of the United States (other than a territory or possession). These additional amounts will constitute additional interest on the debt security. For this purpose, U.S. withholding tax means a withholding tax of the United States, other than a territory or possession.

However, notwithstanding our obligation, if so specified, to pay additional amounts, we will not be required to pay additional amounts in any of the circumstances described in items (1) through (15) below, unless we specify otherwise in the applicable supplement.

(1)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security:

•	having a relationship with the United States as a citizen, resident, or otherwise;

•	having had such a relationship in the past; or

•	being considered as having had such a relationship.

(2)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security:

•	being treated as present in or engaged in a trade or business in the United States;

•	being treated as having been present in or engaged in a trade or business in the United States in the past;

•	having or having had a permanent establishment in the United States; or

•	having or having had a qualified business unit which has the U.S. dollar as its functional currency.

(3)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security being or having been a:

•	personal holding company;

•	foreign personal holding company;

•	private foundation or other tax-exempt organization;

•	passive foreign investment company;

•	controlled foreign corporation; or

•	corporation which has accumulated earnings to avoid U.S. federal income tax.

(4)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote.

(5)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security being a bank extending credit under a loan agreement entered into in the ordinary course of business.

For purposes of items (1) through (5) above, “beneficial owner” includes, without limitation, a holder and a fiduciary, settlor, partner, member, shareholder, or beneficiary of the holder if the holder is an estate, trust, partnership, limited liability company, corporation, or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder.

(6)	Additional amounts will not be payable to any beneficial owner of a debt security that is:

•	A fiduciary;

•	A partnership;

•	A limited liability company;

•	Another fiscally transparent entity; or

•	Not the sole beneficial owner of the debt security, or any portion of the debt security.

However, this exception to the obligation to pay additional amounts will apply only to the extent that a beneficiary or settlor in relation to the fiduciary, or a beneficial owner, partner, or member of the partnership, limited liability company, or other fiscally transparent entity, would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, partner, or member received directly its beneficial or distributive share of the payment.

(7)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the failure of the beneficial owner of the debt security or any other person to comply with applicable certification, identification, documentation, or other information reporting requirements. This exception to the obligation to pay additional amounts will apply only if compliance with such requirements is required as a precondition to exemption from such tax, assessment, or other governmental charge by statute or regulation of the United States or by an applicable income tax treaty to which the United States is a party.

(8)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is collected or imposed by any method other than by withholding from a payment on a debt security by us or any paying agent.

(9)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later.

(10)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of the presentation by the beneficial owner of a debt security for payment more than 30 days after the date on which such payment becomes due or is duly provided for, whichever occurs later.

(11)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any:

•	estate tax;

•	inheritance tax;

•	gift tax;

•	sales tax;

•	excise tax;

•	transfer tax;

•	wealth tax;

•	personal property tax; or

•	any similar tax, assessment, or other governmental charge.

(12)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge required to be withheld by any paying agent from a payment of principal or interest on the applicable security if such payment can be made without such withholding by any other paying agent.

(13)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of the application of Section 1471 (or any successor provision) or Section 1472 (or any successor provision) of the U.S. Internal Revenue Code of 1986, as amended, or any related administrative regulation or pronouncement.

(14)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of the payment being treated as a dividend or dividend equivalent for U.S. tax purposes.

(15)	Additional amounts will not be payable if a payment on a debt security is reduced as a result of any combination of items (1) through (14) above.

Except as specifically provided in this section, we will not be required to make any payment of any tax, assessment, or other governmental charge imposed by any government, political subdivision, or taxing authority of that government.

For purposes of determining whether the payment of additional amounts is required, the term “U.S. person” means any individual who is a citizen or resident of the United States; any corporation, partnership, or other entity created or organized in or under the laws of the United States; any estate if the income of such estate falls within the federal income tax jurisdiction of the United States regardless of the source of that income; and any trust if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of the trust. Additionally, for this purpose, “non-U.S. person” means a person who is not a U.S. person, and “United States” means the United States of America, including each state of the United States and the District of Columbia, its territories, its possessions, and other areas within its jurisdiction.

Redemption for Tax Reasons

If we so specify in the applicable supplement, we may redeem the debt securities in whole, but not in part, at any time before maturity, after giving not less than 30 nor more than 60 calendar days’ notice to the trustee under the applicable indenture and to the holders of the debt securities, if we have or will become obligated to pay additional amounts, as described above under “—Payment of Additional Amounts,” as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority of the United States having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the applicable supplement for the issuance of those debt securities.

Before we publish any notice of redemption for tax reasons, we will deliver to the trustee under the indenture a certificate signed by our chief financial officer or a senior vice president stating that we are entitled to redeem the debt securities and that the conditions precedent to redemption have occurred.

Unless we specify otherwise in the applicable supplement, any debt securities redeemed for tax reasons will be redeemed at 100% of their principal amount together with interest accrued up to, but excluding, the redemption date.

Defeasance and Covenant Defeasance

If we so specify in the applicable supplement, the provisions for full defeasance and covenant defeasance described below will apply to the debt securities if certain conditions are satisfied.

Full Defeasance.  If there is a change in the U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on any debt securities. This is called full defeasance. For us to do so, each of the following must occur:

•

We must deposit in trust for the benefit of the holders of those debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, and any other payments on those debt securities at their due dates;

•

There must be a change in current U.S. federal tax law or an Internal Revenue Service ruling that lets us make the above deposit without causing the holders to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities ourselves. Under current U.S. federal tax law, the deposit, and our legal release from your debt security, would be treated as though we took back your debt security and gave you your share of the cash and notes or bonds deposited in trust. In that event, you could recognize gain or loss on your debt security; and

•	We must deliver to the trustee under the indenture a legal opinion of our counsel confirming the tax law treatment described above.

If we ever fully defeased your debt security, you would have to rely solely on the trust deposit for payments on your debt security. You would not be able to look to us for payment in the event of any shortfall.

Covenant Defeasance.  Under current U.S. federal tax law, we can make the same type of deposit described above and be released from any restrictive covenants relating to your debt security. This is called covenant defeasance. In that event, you would lose the protection of those restrictive covenants. In order to achieve covenant defeasance for the debt securities, we must do both of the following:

•

We must deposit in trust for the benefit of the holders of those debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, and any other payments on those debt securities on their due dates; and

•

We must deliver to the trustee under the indenture a legal opinion of our counsel confirming that under current U.S. federal income tax law we may make the above deposit without causing the holders to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities ourselves.

If we achieve covenant defeasance with respect to your debt security, you can still look to us for repayment of your debt security in the event of any shortfall in the trust deposit. You should note, however, that if one of the remaining events of default occurred, such as our bankruptcy, and your debt security became immediately due and payable, there may be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Notices

We or the trustee on our behalf, if so requested, will provide the holders with any required notices by first-class mail to the addresses of the holders as they appear in the security register. So long as a depository is the record holder of a series of debt securities with respect to which a notice is given, we or the trustee, if so requested, will deliver the notice only to that depository.

Concerning the Trustees

We and certain of our affiliates have from time to time maintained deposit accounts and conducted other banking transactions with The Bank of New York Mellon Trust Company, N.A. and its affiliates in the ordinary course of business. We expect to continue these business transactions. The Bank of New York Mellon Trust Company, N.A. and its affiliates also serve as trustee for a number of series of outstanding indebtedness of us and our affiliates under other indentures.

Governing Law

The indentures and the debt securities will be governed by New York law.

DESCRIPTION OF WARRANTS

General

We may issue warrants, including debt warrants and universal warrants. We may offer warrants separately or as part of a unit, as described below under the heading “Description of Units.”

We may issue warrants in any amounts or in as many distinct series as we determine. We will issue each series of debt warrants and universal warrants under a separate warrant agreement to be entered into between us and a warrant agent to be designated in the applicable supplement. When we refer to a series of warrants, we mean all warrants issued as part of the same series under the applicable warrant agreement.

This section describes some of the general terms and provisions of the warrants. We will describe the specific terms of a series of warrants and the applicable warrant agreement in the applicable supplement. The following description and any description of the warrants in the applicable supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable warrant agreement. A form of the warrant agreement reflecting the particular terms and provisions of a series of offered warrants will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any warrant agreements.

Description of Debt Warrants

Debt warrants are rights to purchase our debt securities. If debt warrants are offered, the supplement will describe the terms of the debt warrants and the warrant agreement relating to the debt warrants, including the following:

•	the offering price;

•	the designation, aggregate stated principal amount, and terms of the debt securities purchasable upon exercise of the debt warrants;

•	the currency, currency unit, or composite currency in which the price for the debt warrants is payable;

•	if applicable, the designation and terms of the debt securities with which the debt warrants are issued, and the number of debt warrants issued with each security;

•	if applicable, the date on and after which the debt warrants and the related debt securities will be separately transferable;

•

the principal amount of debt securities purchasable upon exercise of a debt warrant and the price at which, and the currency, currency units, or composite currency based on or relating to currencies in which, the principal amount of debt securities may be purchased upon exercise;

•	the dates the right to exercise the debt warrants will commence and expire and, if the debt warrants are not continuously exercisable, any dates on which the debt warrants are not exercisable;

•	any circumstances that will cause the debt warrants to be deemed to be automatically exercised;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the debt warrants or related securities will be listed on any securities exchange;

•	whether the debt warrants will be issued in global or certificated form;

•	the name of the warrant agent;

•	a description of the terms of any warrant agreement to be entered into between us and a bank or trust company, as warrant agent, governing the debt warrants; and

•	any other terms of the debt warrants which are permitted under the warrant agreement.

Description of Universal Warrants

Universal warrants are rights to purchase or sell, or our delivery obligations are determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock or other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to each type of property described above as “warrant property.”

We may satisfy our obligations, if any, and the holder of a universal warrant may satisfy its obligations, if any, with respect to any universal warrants by delivering the assets described in the applicable supplement, and in some cases, cash.

If universal warrants are offered, the applicable supplement will describe the terms of the universal warrants and the warrant agreement, including the following:

•	the offering price;

•	the title and aggregate number of the universal warrants;

•	the nature and amount of the warrant property that the universal warrants represent the right to buy or sell;

•	whether the universal warrants are put warrants or call warrants, including in either case, the method by which the warrants may be settled;

•	the price at which the warrant property may be purchased or sold, the currency, and the procedures and conditions relating to exercise;

•	the method of exercising the universal warrants, the method of paying the exercise price, and the method of settling the warrant;

•	the dates on which the right to exercise the universal warrants will commence and expire;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the universal warrants or underlying securities will be listed on any securities exchange;

•	whether the universal warrants will be issued in global or certificated form;

•	the name of the warrant agent;

•	a description of the terms of any warrant agreement to be entered into between us and a bank or trust company, as warrant agent, governing the universal warrants; and

•	any other terms of the universal warrants which are permitted under the warrant agreement.

Modification

We and the warrant agent may amend the terms of any warrant agreement and the warrants without the consent of the holders of the warrants to cure any ambiguity, to correct any inconsistent provision, or in any other manner we deem necessary or desirable and which will not affect adversely the interests of the holders. In addition, we may amend the warrant agreement and the terms of the warrants with the consent of the holders of a majority of the outstanding unexercised warrants affected. However, any modification to the warrants cannot change the exercise price, reduce the amounts receivable upon exercise, cancellation, or expiration, shorten the time period during which the warrants may be exercised, or otherwise materially and adversely affect the rights of the holders of the warrants or reduce the percentage of outstanding warrants required to modify or amend the warrant agreement or the terms of the warrants, without the consent of the affected holders.

Enforceability of Rights of Warrantholders; No Trust Indenture Act Protection

The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency or trust with the holders of the warrants. Any record holder or beneficial owner of a warrant, without anyone else’s consent, may enforce by appropriate legal action, on his or her own behalf, his or her right to exercise the warrant in accordance with its terms. A holder of a warrant will not be entitled to any of the rights of a holder of the debt securities or other securities or warrant property purchasable upon the exercise of the warrant, including any right to receive payments on those securities or warrant property or to enforce any covenants or rights in the relevant indenture or any other agreement, before exercising the warrant.

No warrant agreement will be qualified as an indenture, and no warrant agent under any warrant agreement will be required to qualify as a trustee, under the Trust Indenture Act of 1939. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act of 1939 with respect to their warrants.

Unsecured Obligations

Any warrants we issue will be our unsecured contractual obligations. Because Bank of America Corporation is a holding company, our right to participate in any distribution of assets of any subsidiary upon such subsidiary’s liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent we may ourselves be recognized as a creditor of that subsidiary. Accordingly, our obligations under our warrants will be structurally subordinated to all existing and future liabilities of our subsidiaries, and claimants should look only to Bank of America Corporation’s assets for payments.

DESCRIPTION OF PURCHASE CONTRACTS

General

We may issue purchase contracts in any amounts and in as many distinct series as we determine. We may offer purchase contracts separately or as part of a unit, as described below under the heading “Description of Units.” When we refer to a series of purchase contracts, we mean all purchase contracts issued as part of the same series under the applicable purchase contract.

This section describes some of the general terms and provisions applicable to all purchase contracts. We will describe the specific terms of a series of purchase contracts in the applicable supplement. The following description and any description of the purchase contracts in the applicable supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable purchase contract. A form of the purchase contract reflecting the particular terms and provisions of a series of offered purchase contracts will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any purchase contracts.

Purchase Contract Property

We may issue purchase contracts for the purchase or sale of, or whose cash value is determined by reference or linked to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to each type of property described above as a “purchase contract property.”

Each purchase contract will obligate:

•	the holder to purchase or sell, and us to sell or purchase, on specified dates, one or more purchase contract properties at a specified price or prices; or

•

the holder or us to settle the purchase contract with a cash payment determined by reference to the value, performance, or level of one or more purchase contract properties, on specified dates and at a specified price or prices.

No holder of a purchase contract will, as such, have any rights of a holder of the purchase contract property purchasable under or referenced in the contract, including any rights to receive payments on that property.

Information in Supplement

If we offer purchase contracts, the applicable supplement will describe the terms of the purchase contracts, including the following:

•	the purchase date or dates;

•	if other than U.S. dollars, the currency or currency unit in which payment will be made;

•	the specific designation and aggregate number of, and the price at which we will issue, the purchase contracts;

•

whether the purchase contract obligates the holder to purchase or sell, or both purchase and sell, one or more purchase contract properties, and the nature and amount of each of those properties, or the method of determining those amounts;

•	the purchase contract property or cash value, and the amount or method for determining the amount of purchase contract property or cash value, deliverable under each purchase contract;

•	whether the purchase contract is to be prepaid or not and the governing document for the contract;

•

the price at which the purchase contract is settled, and whether the purchase contract is to be settled by delivery of, or by reference or linkage to the value, performance, or level of, the purchase contract properties;

•	any acceleration, cancellation, termination, or other provisions relating to the settlement of the purchase contract;

•	if the purchase contract property is an index, the method of providing for a substitute index or indices or otherwise determining the amount payable;

•	if the purchase contract property is an index or a basket of securities, a description of the index or basket of securities;

•

whether, following the occurrence of a market disruption event or force majeure event (as defined in the applicable supplement), the settlement delivery obligation or cash settlement value of a purchase contract will be determined on a different basis than under normal circumstances;

•

whether the purchase contract will be issued as part of a unit and, if so, the other securities comprising the unit and whether any unit securities will be subject to a security interest in our favor as described below;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	the identities of any depositories and any paying, transfer, calculation, or other agents for the purchase contracts;

•	whether the purchase contract will be issued in global or certificated form;

•	any securities exchange or quotation system on which the purchase contracts or any securities deliverable in settlement of the purchase contracts may be listed; and

•	any other terms of the purchase contracts and any terms required by or advisable under applicable laws and regulations.

Prepaid Purchase Contracts; Applicability of Indenture

Purchase contracts may require holders to satisfy their obligations under the purchase contracts at the time they are issued. We refer to these contracts as “prepaid purchase contracts.”

In certain circumstances, our obligation to settle a prepaid purchase contract on the relevant settlement date may constitute our senior debt securities or our subordinated debt securities. Accordingly, prepaid purchase contracts may be issued under the Senior Indenture or the Subordinated Indenture, which are described above under the heading “Description of Debt Securities.”

Non-Prepaid Purchase Contracts; No Trust Indenture Act Protection

Some purchase contracts do not require holders to satisfy their obligations under the purchase contracts until settlement. We refer to these contracts as “non-prepaid purchase contracts.” The holder of a non-prepaid purchase contract may remain obligated to perform under the contract for a substantial period of time.

Non-prepaid purchase contracts will be issued under a unit agreement, if they are issued in units, or under some other document, if they are not. We describe unit agreements generally under the heading “Description of Units” below. We will describe the particular governing document that applies to your non-prepaid purchase contracts in the applicable supplement.

Non-prepaid purchase contracts will not be our senior debt securities or subordinated debt securities and will not be issued under one of our indentures, unless we specify otherwise in the applicable supplement. Consequently, no governing documents for non-prepaid purchase contracts will be qualified as indentures, and no third party will be required to qualify as a trustee with regard to those contracts, under the Trust Indenture Act of 1939. Therefore, holders of non-prepaid purchase contracts will not have the protection of the Trust Indenture Act of 1939.

Pledge by Holders to Secure Performance

If we so specify in the applicable supplement, the holder’s obligations under the purchase contract and governing document will be secured by collateral. In that case, the holder, acting through the unit agent as its attorney-in-fact, if applicable, will pledge the items described below to a collateral agent that we will identify in the applicable supplement, which will hold them, for our benefit, as collateral to secure the holder’s obligations. We refer to this as the “pledge” and all the items described below as the “pledged items.” Unless we specify otherwise in the applicable supplement, the pledge will create a security interest in the holder’s entire interest in and to:

•	any other securities included in the unit, if the purchase contract is part of a unit, and/or any other property specified in the applicable supplement;

•	all additions to and substitutions for the pledged items;

•	all income, proceeds, and collections received in respect of the pledged items; and

•	all powers and rights owned or acquired later with respect to the pledged items.

The collateral agent will forward all payments and proceeds from the pledged items to us, unless the payments and proceeds have been released from the pledge in accordance with the purchase contract and the governing document. We will use the payments and proceeds from the pledged items to satisfy the holder’s obligations under the purchase contract.

Settlement of Purchase Contracts that Are Part of Units

Unless we specify otherwise in the applicable supplement, where purchase contracts issued together with debt securities as part of a unit require the holders to buy purchase contract property, the unit agent may apply principal payments from the debt securities in satisfaction of the holders’ obligations under the related purchase contract as specified in the applicable supplement. The unit agent will not so apply the principal payments if the holder has delivered cash to meet its obligations under the purchase contract. If the holder is permitted to settle its obligations by cash payment, the holder may be permitted to do so by delivering the debt securities in the unit to the unit agent as provided in the governing document. If the holder settles its obligations in cash rather than by delivering the debt security that is part of the unit, that debt security will remain outstanding, if the maturity extends beyond the relevant settlement date and, as more fully described in the applicable supplement, the holder will receive that debt security or an interest in the relevant global debt security.

Book-entry and other indirect owners should consult their banks or brokers for information on how to settle their purchase contracts.

Failure of Holder to Perform Obligations

If the holder fails to settle its obligations under a non-prepaid purchase contract as required, the holder will not receive the purchase contract property or other consideration to be delivered at settlement. Holders that fail to make timely settlement also may be obligated to pay interest or other amounts.

Unsecured Obligations

The purchase contracts are our unsecured contractual obligations. Because Bank of America Corporation is a holding company, our right to participate in any distribution of assets of any subsidiary upon such subsidiary’s liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent we may ourselves be recognized as a creditor of that subsidiary. Accordingly, our obligations under our purchase contracts will be structurally subordinated to all existing and future liabilities of Bank of America Corporation’s subsidiaries, and claimants should look only to our assets for payments.

DESCRIPTION OF UNITS

General

We may issue units from time to time in such amounts and in as many distinct series as we determine.

We will issue each series of units under a unit agreement to be entered into between us and a unit agent to be designated in the applicable supplement. When we refer to a series of units, we mean all units issued as part of the same series under the applicable unit agreement.

This section describes some of the general terms and provisions applicable to all the units. We will describe the specific terms of a series of units and the applicable unit agreement in the applicable supplement. The following description and any description of the units in the applicable supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable unit agreement. A form of the unit agreement reflecting the particular terms and provisions of a series of offered units will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any unit agreements.

We may issue units consisting of any combination of two or more securities described in this prospectus or securities of third parties, in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

If units are offered, the applicable supplement will describe the terms of the units, including the following:

•	the designation and aggregate number of, and the price at which we will issue, the units;

•	the terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may or may not be held or transferred separately;

•	the name of the unit agent;

•	a description of the terms of any unit agreement to be entered into between us and a bank or trust company, as unit agent, governing the units;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the units will be listed on any securities exchange; and

•	a description of the provisions for the payment, settlement, transfer, or exchange of the units.

Unit Agreements: Prepaid, Non-Prepaid, and Other

If a unit includes one or more purchase contracts, and all those purchase contracts are prepaid purchase contracts, we will issue the unit under a “prepaid unit agreement.” Prepaid unit agreements will reflect the fact that the holders of the related units have no further obligations under the purchase contracts included in their units. If a unit includes one or more non-prepaid purchase contracts, we will issue the unit under a “non-prepaid unit agreement.” Non-prepaid unit agreements will reflect the fact that the holders have payment or other obligations under one or more of the purchase contracts comprising their units. We may also issue units under other kinds of unit agreements, which will be described in the applicable supplement, if applicable.

Each holder of units issued under a non-prepaid unit agreement will:

•	be bound by the terms of each non-prepaid purchase contract included in the holder’s units and by the terms of the unit agreement with respect to those contracts; and

•	appoint the unit agent as its authorized agent to execute, deliver, and perform on the holder’s behalf each non-prepaid purchase contract included in the holder’s units.

Any unit agreement for a unit that includes a non-prepaid purchase contract also will include provisions regarding the holder’s pledge of collateral and special settlement provisions. These are described above under the heading “Description of Purchase Contracts.”

A unit agreement also may serve as the governing document for a security included in a unit. For example, a non-prepaid purchase contract that is part of a unit may be issued under and governed by the relevant unit agreement.

Modification

We and the unit agent may amend the terms of any unit agreement and the units without the consent of the holders to cure any ambiguity, to correct any inconsistent provision, or in any other manner we deem necessary or desirable and which will not affect adversely the interests of the holders. In addition, we may amend the unit agreement and the terms of the units with the consent of the holders of a majority of the outstanding unexpired units affected. However, any modification to the units that materially and adversely affects the rights of the holders of the units, or reduces the percentage of outstanding units required to modify or amend the unit agreement or the terms of the units, requires the consent of the affected holders.

Enforceability of Rights of Unitholders; No Trust Indenture Act Protection

The unit agent will act solely as our agent and will not assume any obligation or relationship of agency or trust with the holders of the units. Except as described below, any record holder of a unit, without anyone else’s consent, may enforce his or her rights as holder under any security included in the unit, in accordance with the terms of the included security and the indenture, warrant agreement, unit agreement, or purchase contract under which that security is issued. We describe these terms in other sections of this prospectus relating to debt securities, warrants, and purchase contracts.

Notwithstanding the foregoing, a unit agreement may limit or otherwise affect the ability of a holder of units issued under that agreement to enforce his or her rights, including any right to bring legal action, with respect to those units or any included securities, other than debt securities. We will describe any limitations of this kind in the applicable supplement.

No unit agreement will be qualified as an indenture, and no unit agent will be required to qualify as a trustee under the Trust Indenture Act of 1939. Therefore, holders of units issued under a unit agreement will not have the protection of the Trust Indenture Act of 1939 with respect to their units.

Unsecured Obligations

The units are our unsecured contractual obligations. Because Bank of America Corporation is a holding company, our right to participate in any distribution of assets of any subsidiary upon such subsidiary’s liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent we may ourselves be recognized as a creditor of that subsidiary. Accordingly, our obligations under our units will be structurally subordinated to all existing and future liabilities of our subsidiaries, and claimants should look only to Bank of America Corporation’s assets for payments.

DESCRIPTION OF PREFERRED STOCK

General

As of the date of this prospectus, under our Amended and Restated Certificate of Incorporation, we have authority to issue 100,000,000 shares of preferred stock, par value $.01 per share. We may issue preferred stock in one or more series, each with the preferences, designations, limitations, conversion rights, and other rights as we may determine. Of our authorized and outstanding preferred stock, as of March 15, 2012:

•	35,045 shares were designated as 7% Cumulative Redeemable Preferred Stock, Series B, having a liquidation preference of $100 per share, 7,571 shares of which were issued and outstanding;

•	34,500 shares were designated as 6.204% Non-Cumulative Preferred Stock, Series D, having a liquidation preference of $25,000 per share, 26,174 shares of which were issued and outstanding;

•	85,100 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series E, having a liquidation preference of $25,000 per share, 12,691 shares of which were issued and outstanding;

•	7,001 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series F, having a liquidation preference of $100,000 per share, 1,409.22 shares of which were issued and outstanding;

•	8,501 shares were designated as Adjustable Rate Non-Cumulative Preferred Stock, Series G, having a liquidation preference of $100,000 per share, 4,925.37 shares of which were issued and outstanding;

•	124,200 shares were designated as 8.20% Non-Cumulative Preferred Stock, Series H, having a liquidation preference of $25,000 per share, 114,483 shares of which were issued and outstanding;

•	25,300 shares were designated as 6.625% Non-Cumulative Preferred Stock, Series I, having a liquidation preference of $25,000 per share, 14,584 shares of which were issued and outstanding;

•	41,400 shares were designated as 7.25% Non-Cumulative Preferred Stock, Series J, having a liquidation preference of $25,000 per share, 38,053 shares of which were issued and outstanding;

•

240,000 shares were designated as Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, having a liquidation preference of $25,000 per share, 61,773 shares of which were issued and outstanding;

•

6,900,000 shares were designated as 7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L, having a liquidation preference of $1,000 per share, 3,080,182 shares of which were issued and outstanding;

•

160,000 shares were designated as Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M, having a liquidation preference of $25,000 per share, 52,399 shares of which were issued and outstanding;

•	50,000 shares were designated as 6% Cumulative Perpetual Preferred Stock, Series T, having a liquidation preference of $100,000 per share, 50,000 shares of which were issued and outstanding;

•	21,000 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series 1, having a liquidation preference of $30,000 per share, 3,318 shares of which were issued and outstanding;

•	37,000 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series 2, having a liquidation preference of $30,000 per share, 10,227 shares of which were issued and outstanding;

•	27,000 shares were designated as 6.375% Non-Cumulative Preferred Stock, Series 3, having a liquidation preference of $30,000 per share, 21,773 shares of which were issued and outstanding;

•	20,000 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series 4, having a liquidation preference of $30,000 per share, 7,061 shares of which were issued and outstanding;

•	50,000 shares were designated as Floating Rate Non-Cumulative Preferred Stock, Series 5, having a liquidation preference of $30,000 per share, 14,181 shares of which were issued and outstanding;

•	65,000 shares were designated as 6.70% Noncumulative Perpetual Preferred Stock, Series 6, having a liquidation preference of $1,000 per share, 59,388 shares of which were issued and outstanding;

•	50,000 shares were designated as 6.25% Noncumulative Perpetual Preferred Stock, Series 7, having a liquidation preference of $1,000 per share, 16,596 shares of which were issued and outstanding; and

•	89,100 shares were designated as 8.625% Non-Cumulative Preferred Stock, Series 8, having a liquidation preference of $30,000 per share, 89,100 shares of which were issued and outstanding.

In addition, as of March 15, 2012, the following series of preferred stock were designated, but no shares of any of these series were outstanding:

•	3 million shares of ESOP Convertible Preferred Stock, Series C;

•	20 million shares of $2.50 Cumulative Convertible Preferred Stock, Series BB;

•	600,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series N;

•	400,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series Q;

•	800,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series R; and

•	1,286,000 shares of Common Equivalent Junior Preferred Stock, Series S.

We refer to all of our preferred stock summarized above as our existing preferred stock. This brief summary does not purport to be complete and is qualified in its entirety by reference to the description of these securities contained in our Amended and Restated Certificate of Incorporation and the respective certificates of designation for each series of our existing preferred stock. In addition, for a more complete description of our outstanding preferred stock, see the information contained in our current reports on Form 8-K filed with the SEC on April 20, 2009 and September 1, 2011, which are incorporated by reference in this prospectus. We may update this description of some or all of our existing preferred stock from time to time in reports that we file under the Exchange Act.

The Preferred Stock

General.  Any preferred stock sold under this prospectus will have the general dividend, voting, and liquidation preference rights stated below unless we specify otherwise in the applicable supplement. The applicable supplement for a series of preferred stock will describe the specific terms of those shares, including, where applicable:

•	the title and stated value of the preferred stock;

•	the aggregate number of shares of preferred stock offered;

•	the offering price or prices of the preferred stock;

•	the dividend rate or rates or method of calculation, the dividend period, and the dates dividends will be payable;

•	whether dividends are cumulative or noncumulative, and, if cumulative, the date the dividends will begin to cumulate;

•	the dividend and liquidation preference rights of the preferred stock relative to any existing or future series of our preferred stock;

•	the dates the preferred stock become subject to redemption at our option, and any redemption terms;

•	any redemption or sinking fund provisions;

•	whether the preferred stock will be issued in other than book-entry form;

•	whether the preferred stock will be listed on any securities exchange;

•	any rights on the part of the stockholder or us to convert the preferred stock into shares of our common stock or any other security; and

•	any additional voting, liquidation, preemptive, and other rights, preferences, privileges, limitations, and restrictions.

Dividends.  The holders of our preferred stock will be entitled to receive when, as, and if declared by our board of directors, cash dividends at those rates as will be fixed by our board of directors, subject to the terms of our Amended and Restated Certificate of Incorporation. All dividends will be paid out of funds that are legally available for this purpose. Unless we specify otherwise in the applicable supplement, whenever dividends on any non-voting preferred stock are in arrears for six quarterly dividend periods (whether or not consecutive), holders of the non-voting preferred stock will have the right to elect two additional directors to serve on our board of directors, and these two additional directors will continue to serve until full dividends on such non-voting preferred stock have been paid regularly for at least four quarterly dividend periods.

Voting.  The holders of our preferred stock will have no voting rights except:

•	as required by applicable law; or

•	as specifically approved by us for that particular series.

Under regulations adopted by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), if the holders of any series of our preferred stock become entitled to vote for the election of directors because dividends on that series are in arrears, that series may then be deemed a “class of voting securities.” In such a case, a holder of 25% or more of the series, or a holder of 5% or more if that holder would also be considered to exercise a “controlling influence” over us, may then be subject to regulation as a bank holding company in accordance with the The Bank Holding Company Act of 1956. In addition, (1) any other bank holding company may be required to obtain the prior approval of the Federal Reserve Board to acquire or retain 5% or more of that series, and (2) any person other than a bank holding company may be required to obtain the approval of the Federal Reserve Board to acquire or retain 10% or more of that series.

Liquidation Preference.  In the event of our voluntary or involuntary dissolution, liquidation, or winding up, the holders of any series of our preferred stock will be entitled to receive, after distributions to holders of any series or class of our capital stock ranking superior, an amount equal to the stated or liquidation value of the shares of the series plus an amount equal to accrued and unpaid dividends. If the assets and funds to be distributed among the holders of our preferred stock will be insufficient to permit full payment to the holders, then the holders of our preferred stock will share ratably in any distribution of our assets in proportion to the amounts that they otherwise would receive on their shares of our preferred stock if the shares were paid in full.

DESCRIPTION OF DEPOSITARY SHARES

General

We may offer depositary receipts evidencing depositary shares, each of which will represent a fractional interest in shares of preferred stock, rather than full shares of these securities. We will deposit shares of preferred stock of each series represented by depositary shares under a deposit agreement between us and a U.S. bank or trust company that we will select (the “depository”).

This section describes some of the general terms and provisions applicable to all depositary shares. We will describe the specific terms of a series of depositary shares and the deposit agreement in the applicable supplement. The following description and any description of the depositary shares in the applicable supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable deposit agreement and depositary receipts. Forms of the deposit agreement and depositary receipts reflecting the particular terms and provisions of a series of offered depositary shares will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any deposit agreements and depositary receipts.

Terms of the Depositary Shares

Depositary receipts issued under the deposit agreement will evidence the depositary shares. Depositary receipts will be distributed to those persons purchasing depositary shares representing fractional shares of preferred stock in accordance with the terms of the offering. Subject to the terms of the deposit agreement, each holder of a depositary share will be entitled, in proportion to the fractional interest of a share of preferred stock represented by the applicable depositary share, to all the rights and preferences of the preferred stock being represented, including dividend, voting, redemption, conversion, and liquidation rights, all as will be set forth in the applicable supplement relating to the depositary shares being offered.

Pending the preparation of definitive depositary receipts, the depository, upon our written order, may issue temporary depositary receipts. The temporary depositary receipts will be substantially identical to, and will have all the rights of, the definitive depositary receipts, but will not be in definitive form. Definitive depositary receipts will be prepared thereafter and temporary depositary receipts will be exchanged for definitive depositary receipts at our expense.

Withdrawal of Preferred Stock

Unless the depositary shares have been called for redemption, a holder of depositary shares may surrender his or her depositary receipts at the principal office of the depository, pay any charges, and comply with any other terms as provided in the deposit agreement for the number of shares of preferred stock underlying the depositary shares. A holder of depositary shares who withdraws shares of preferred stock will be entitled to receive whole shares of preferred stock on the basis set forth in the applicable supplement relating to the depositary shares being offered.

However, unless we specify otherwise in the applicable supplement, holders of whole shares of preferred stock will not be entitled to deposit those shares under the deposit agreement or to receive depositary receipts for those shares after the withdrawal. If the depositary shares surrendered by the holder in connection with the withdrawal exceed the number of depositary shares that represent the number of whole shares of preferred stock to be withdrawn, the depository will deliver to the holder at the same time a new depositary receipt evidencing the excess number of depositary shares.

Dividends and Other Distributions

The depository will distribute all cash dividends or other cash distributions received in respect of the preferred stock to the record holders of depositary shares relating to that preferred stock in proportion to the number of depositary shares owned by those holders. However, the depository will distribute only the amount that can be distributed without attributing to any holder of depositary shares a fraction of one cent. Any balance that is not distributed will be added to and treated as part of the next sum received by the depository for distribution to record holders.

If there is a distribution other than in cash, the depository will distribute property it receives to the record holders of depositary shares who are entitled to that property. However, if the depository determines that it is not feasible to make this distribution of property, the depository, with our approval, may sell that property and distribute the net proceeds to the holders of the depositary shares.

Redemption of Depositary Shares

If a series of preferred stock which relates to depositary shares is redeemed, the depositary shares will be redeemed from the proceeds received by the depository from the redemption, in whole or in part, of that series of preferred stock. Unless we specify otherwise in the applicable supplement, the depository will mail notice of redemption at least 30 and not more than 45 calendar days before the date fixed for redemption to the record holders of the depositary shares to be redeemed at their addresses appearing in the depository’s books. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable on that series of the preferred stock.

Whenever we redeem preferred stock held by the depository, the depository will redeem as of the same redemption date the number of depositary shares representing the preferred stock redeemed. If less than all of the depositary shares are redeemed, the depositary shares redeemed will be selected by lot or pro rata or by any other equitable method as the depository may decide.

After the date fixed for redemption, the depositary shares called for redemption will no longer be deemed to be outstanding. At that time, all rights of the holder of the depositary shares will cease, except the right to receive any money or other property they become entitled to receive upon surrender to the depository of the depositary receipts.

Voting the Deposited Preferred Stock

Any voting rights of holders of the depositary shares are directly dependent on the voting rights of the underlying preferred stock, which customarily have limited voting rights. Upon receipt of notice of any meeting at which the holders of the preferred stock held by the depository are entitled to vote, the depository will mail the information contained in the notice of meeting to the record holders of the depositary shares relating to the preferred stock. Each record holder of depositary shares on the record date, which will be the same date as the record date for the preferred stock, will be entitled to instruct the depository as to the exercise of the voting rights pertaining to the amount of preferred stock underlying the holder’s depositary shares. The depository will endeavor, insofar as practicable, to vote the amount of preferred stock underlying the depositary shares in accordance with these instructions. We will agree to take all action which may be deemed necessary by the depository to enable the depository to do so. The depository will not vote any shares of preferred stock except to the extent it receives specific instructions from the holders of depositary shares representing that number of shares of preferred stock.

Amendment and Termination of the Deposit Agreement

The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may be amended by agreement between us and the depository. However, any amendment which materially and adversely alters the rights of the existing holders of depositary shares will not be effective unless the amendment has been approved by the record holders of at least a majority of the depositary shares then outstanding. Either we or the depository may terminate a deposit agreement if all of the outstanding depositary shares have been redeemed or if there has been a final distribution in respect of our preferred stock in connection with our liquidation, dissolution, or winding up.

Charges of Depository

We will pay all transfer and other taxes, assessments, and governmental charges arising solely from the existence of the depository arrangements. We will pay the fees of the depository in connection with the initial deposit of the preferred stock and any redemption of the preferred stock. Holders of depositary receipts will pay transfer and other taxes, assessments, and governmental charges and any other charges as are expressly provided in the deposit agreement to be for their accounts. The depository may refuse to effect any transfer of a depositary receipt or any withdrawals of preferred stock evidenced by a depositary receipt until all taxes, assessments, and governmental charges with respect to the depositary receipt or preferred stock are paid by their holders.

Miscellaneous

The depository will forward to the holders of depositary shares all of our reports and communications which are delivered to the depository and which we are required to furnish to the holders of our preferred stock.

Neither we nor the depository will be liable if we are prevented or delayed by law or any circumstance beyond our control in performing our obligations under the deposit agreement. All of our obligations as well as the depository’s obligations under the deposit agreement are limited to performance in good faith of our respective duties set forth in the deposit agreement, and neither of us will be obligated to prosecute or defend any legal proceeding relating to any depositary shares or preferred stock unless provided with satisfactory indemnity. We, and the depository, may rely upon written advice of counsel or accountants, or information provided by persons presenting preferred stock for deposit, holders of depositary shares, or other persons believed to be competent and on documents believed to be genuine.

Resignation and Removal of Depository

The depository may resign at any time by delivering to us notice of its election to do so, and we may remove the depository at any time. Any resignation or removal will take effect only upon the appointment of a successor depository and the successor depository’s acceptance of the appointment. Any successor depository must be a U.S. bank or trust company.

DESCRIPTION OF COMMON STOCK

The following summary of our common stock is qualified in its entirety by reference to the description of the common stock incorporated by reference in this prospectus.

General

As of the date of this prospectus, under our Amended and Restated Certificate of Incorporation, we are authorized to issue twelve billion eight hundred million (12,800,000,000) shares of common stock, par value $.01 per share, of which approximately 10.77 billion shares were outstanding on March 15, 2012. Our common stock trades on the New York Stock Exchange under the symbol “BAC.” Our common stock also is listed on the London Stock Exchange, and certain shares are listed on the Tokyo Stock Exchange. As of March 15, 2012, approximately 1.91 billion shares were reserved for issuance in connection with our various employee and director benefit plans, the conversion of outstanding securities convertible into shares of our common stock, and for other purposes. After taking into account the reserved shares, there were approximately 114 million authorized shares of our common stock available for issuance as of March 15, 2012.

Voting and Other Rights

Holders of our common stock are entitled to one vote per share. There are no cumulative voting rights. In general, a majority of votes cast on a matter is sufficient to take action upon routine matters, including the election of directors in an uncontested election. However, (1) amendments to our Amended and Restated Certificate of Incorporation generally must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding stock, and (2) a merger, dissolution, or the sale of all or substantially all of our assets generally must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding stock.

In the event of our liquidation, holders of our common stock will be entitled to receive pro rata any assets legally available for distribution to stockholders, subject to any prior rights of any preferred stock then outstanding.

Our common stock does not have any preemptive rights, redemption privileges, sinking fund privileges, or conversion rights. All the outstanding shares of our common stock are, and upon proper conversion of any convertible securities, all of the shares of our common stock into which those securities are converted will be, validly issued, fully paid, and nonassessable.

Computershare Trust Company, N.A. is the transfer agent and registrar for our common stock.

Dividends

Subject to the preferential rights of any holders of any outstanding series of preferred stock, the holders of our common stock are entitled to receive dividends or distributions, whether payable in cash or otherwise, as our board of directors may declare out of funds legally available for payments. Stock dividends, if any are declared, may be paid from our authorized but unissued shares of common stock.

REGISTRATION AND SETTLEMENT

Unless we specify otherwise in the applicable supplement, we will issue the securities in registered, and not bearer, form. This means that our obligation runs to the holder of the security named on the face of the security. Each debt security, warrant, purchase contract, unit, share of preferred stock, and depositary share issued in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities.

We refer to those persons who have securities registered in their own names, on the books that we or the trustee, warrant agent, or other agent maintain for this purpose, as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in global, or book-entry, form or in street name will be indirect owners.

Book-Entry Only Issuance

Unless we specify otherwise in the applicable supplement, we will issue each security other than our common stock in global, or book-entry, form. This means that we will not issue actual notes or certificates to investors. Instead, we will issue global securities in registered form representing the entire issuance of securities. Each global security will be registered in the name of a financial institution or clearing system that holds the global security as depository on behalf of other financial institutions that participate in that depository’s book-entry system. These participating institutions, in turn, hold beneficial interests in the global securities on behalf of themselves or their customers.

Because securities issued in global form are registered in the name of the depository, we will recognize only the depository as the holder of the securities. This means that we will make all payments on the securities, including deliveries of any property other than cash, to the depository. The depository passes along the payments it receives from us to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depository and its participants are not obligated to pass these payments along under the terms of the securities. Instead, they do so under agreements they have made with one another or with their customers.

As a result, investors will not own securities issued in book-entry form directly. Instead, they will own beneficial interests in a global security, through a bank, broker, or other financial institution that participates in the depository’s book-entry system or holds an interest through a participant in the depository’s book-entry system. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities. The depository will not have knowledge of the actual beneficial owners of the securities.

Certificates in Registered Form

In the future, we may cancel a global security or we may issue securities initially in non-global, or certificated, form. We do not expect to exchange global securities for actual notes or certificates registered in the names of the beneficial owners of the global securities representing the securities unless:

•

the depository notifies us that it is unwilling or unable to continue as depository for the global securities, or we become aware that the depository has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, and in any case we fail to appoint a successor to the depository within 60 calendar days; or

•	we, in our sole discretion, determine that the global securities will be exchangeable for certificated securities.

Street Name Owners

When we issue actual notes or certificates registered in the names of the beneficial owners, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker, or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account that he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers, and other financial institutions in whose names the securities are registered as the holders of those securities, and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of the trustee under any indenture and the obligations, if any, of any warrant agents, unit agents, depository for depositary shares, and any other third parties employed by us, the trustee, or any of those agents, run only to the holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, who hold the securities in street name, or who hold the securities by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form. For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depository participants or customers or by law, to pass it along to the indirect owners, but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose, such as to amend the indenture for a series of debt securities or the warrant agreement for a series of warrants or the unit agreement for a series of units or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture, we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to “your securities” in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold securities through a bank, broker, or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles payments on your securities and notices;

•	whether you can provide contact information to the registrar to receive copies of notices directly;

•	whether it imposes fees or charges;

•

whether and how you can instruct it to exercise any rights to purchase or sell warrant property under a warrant or purchase contract property under a purchase contract or to exchange or convert a security for or into other property;

•	how it would handle a request for the holders’ consent, if required;

•	whether and how you can instruct it to send you the securities registered in your own name so you can be a holder, if that is permitted at any time;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depository’s rules and procedures will affect these matters.

Depositories for Global Securities

Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we will select. A financial institution or clearing system that we select for this purpose is called the “depository” for that security. A security usually will have only one depository, but it may have more.

Each series of securities will have one or more of the following as the depositories:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Euroclear Bank SA/NV, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, Luxembourg, which is known as “Clearstream, Luxembourg”; and

•	any other clearing system or financial institution that we identify in the applicable supplement.

The depositories named above also may be participants in one another’s clearing systems. For example, if DTC is the depository for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, Luxembourg as DTC participants.

We will name the depository or depositories for your securities in the applicable supplement. If no depository is named, the depository will be DTC.

The Depository Trust Company

The following is based on information furnished to us by DTC:

DTC will act as securities depository for the securities. The securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or any other name as may be requested by an authorized representative of DTC. One fully-registered security certificate will be issued for each issue of the securities, each in the aggregate principal amount of the issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of the issue. We may also issue one or more global securities that represent multiple series of debt securities.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s direct participants deposit with DTC. DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly (“indirect participants”). The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com. Information on that website is not included or incorporated by reference herein.

Purchases of the securities under the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of each security (“beneficial owner”) is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the securities, except in the event that use of the book-entry system for the securities is discontinued.

To facilitate subsequent transfers, all securities deposited by direct participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the securities; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of securities may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the securities, such as redemptions, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of securities may wish to ascertain that the nominee holding the securities for its benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a direct participant in accordance with DTC’s Money Market Instrument (“MMI”) procedures. Under its usual procedures, DTC mails an omnibus proxy to us as soon as possible after the record date. The omnibus proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the securities are credited on the record date (identified in a listing attached to the omnibus proxy).

We will make dividend payments or any payments of principal, any premium, interest, or other amounts on the securities in immediately available funds directly to Cede & Co., or any other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us, on the applicable payment date in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or its nominee, us, the trustee, or any other agent or party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of dividends or principal and any premium or interest to Cede & Co. (or any other nominee as may be requested by an authorized representative of DTC) is our responsibility. Disbursement of the payments to direct participants is the responsibility of DTC, and disbursement of the payments to the beneficial owners is the responsibility of the direct or indirect participants.

We will send any redemption notices to DTC. If less than all of the securities of a series are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in the issue to be redeemed.

A beneficial owner shall give notice to elect to have its securities repurchased through the participant through which it holds its beneficial interest in the security to the applicable trustee or tender agent. The beneficial owner shall effect delivery of its securities by causing the direct participant to transfer its interest in the securities on DTC’s records. The requirement for physical delivery of securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the securities are transferred by the direct participant on DTC’s records and followed by a book-entry credit of tendered securities to the applicable trustee or agent’s DTC account.

DTC may discontinue providing its services as depository for the securities at any time by giving us reasonable notice. If this occurs, and if a successor securities depository is not obtained, we will print and deliver certificated securities.

We may decide to discontinue use of the system of book-entry only transfers through DTC (or a successor securities depository). In that event, we will print and delivery certificated securities to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

Euroclear and Clearstream, Luxembourg

Euroclear and Clearstream, Luxembourg each hold securities for their customers and facilitate the clearance and settlement of securities transactions by electronic book-entry transfer between their respective account holders (each such account holder, a “participant” and collectively, the “participants”). Euroclear and Clearstream, Luxembourg provide various services including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Euroclear and Clearstream, Luxembourg also deal with domestic securities markets in several countries through established depository and custodial relationships. Euroclear and Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective participants may settle trades with each other. Euroclear is incorporated under the laws of Belgium and Clearstream, Luxembourg is incorporated under the laws of Luxembourg.

Euroclear and Clearstream, Luxembourg customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Euroclear and Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a participant of either system.

The address of Euroclear is Euroclear Bank SA/NV, 1 Boulevard du Roi Albert II, B-1210 Brussels and the address of Clearstream, Luxembourg is Clearstream Banking, 42 Avenue JF Kennedy, L-1855, Luxembourg.

Euroclear and Clearstream, Luxembourg may be depositories for a global security sold or traded outside the United States. In addition, if DTC is the depository for a global security, Euroclear and Clearstream, Luxembourg may hold interests in the global security as participants in DTC. As long as any global security is held by Euroclear or Clearstream, Luxembourg as depository, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream, Luxembourg. If Euroclear or Clearstream, Luxembourg is the depository for a global security and there is no depository in the United States, you will not be able to hold interests in that global security through any securities clearing system in the United States.

Payments, deliveries, transfers, exchanges, notices, and other matters relating to the securities made through Euroclear or Clearstream, Luxembourg must comply with the rules and procedures of those clearing systems. Those clearing systems could change their rules and procedures at any time. We have no control over those clearing systems or their participants, and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, Luxembourg, on one hand, and participants in DTC, on the other hand, when DTC is the depository, also would be subject to DTC’s rules and procedures.

Investors will be able to make and receive through Euroclear and Clearstream, Luxembourg payments, deliveries, transfers, exchanges, notices, and other transactions involving any securities held through those clearing systems only on days when those clearing systems are open for business. Those clearing systems may not be open for business on days when banks, brokers, and other institutions are open for business in the United States. In addition, because of time-zone differences, U.S. investors who hold their interests in the securities through these clearing systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Brussels or Luxembourg, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream, Luxembourg may need to make special arrangements to finance any purchases or sales of their interests between the United States and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depository and those of the investor’s financial institution or other intermediary through which it holds its interest (e.g., Euroclear or Clearstream, Luxembourg, if DTC is the depository), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities. Instead, we deal only with the depository that holds the global security.

If securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the securities to be registered in his or her own name, and cannot obtain physical certificates for his or her interest in the securities, except in the special situations described above;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under “—Legal Holders”;

•

under existing industry practices, if we or the applicable trustee request any action of owners of beneficial interests in any global security or if an owner of a beneficial interest in any global security desires to give instructions or take any action that a holder of an interest in a global security is entitled to give or take under the applicable indenture, Euroclear or Clearstream, Luxembourg, as the case may be, would authorize the participants owning the relevant beneficial interests to give instructions or take such action, and such participants would authorize indirect holders to give or take such action or would otherwise act upon the instructions of such indirect holders;

•	an investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in certificated form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective; furthermore, as Euroclear and Clearstream, Luxembourg act on behalf of their respective participants only, who in turn may act on behalf of their respective clients, the ability of beneficial owners who are not participants with Euroclear or Clearstream, Luxembourg to pledge interests in any global security to persons or entities that are not participants with Euroclear or Clearstream, Luxembourg or otherwise take action in respect of interests in any global security, may be limited;

•

the depository’s policies will govern payments, deliveries, transfers, exchanges, notices, and other matters relating to an investor’s interest in a global security, and those policies may change from time to time;

•	we, the trustee, any warrant agents, and any unit or other agents will not be responsible for any aspect of the depository’s policies, actions, or records of ownership interests in a global security;

•	we, the trustee, any warrant agents, and any unit or other agents do not supervise the depository in any way;

•

the depository will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•

financial institutions that participate in the depository’s book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, also may have their own policies affecting payments, deliveries, transfers, exchanges, notices, and other matters relating to the securities. Those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, Luxembourg when DTC is the depository, Euroclear or Clearstream, Luxembourg, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Registration, Transfer, and Payment of Certificated Securities

If we ever issue securities in certificated form, those securities may be presented for registration of transfer at the office of the registrar or at the office of any transfer agent we designate and maintain. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any securities at any time.

We will not be required to issue, exchange, or register the transfer of any security to be redeemed for a period of 15 calendar days before the selection of the securities to be redeemed. In addition, we will not be required to exchange or register the transfer of any security that was selected, called, or is being called for redemption, except the unredeemed portion of any security being redeemed in part.

We will pay amounts payable on any certificated securities at the offices of the paying agents we may designate from time to time.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of the material U.S. federal income tax considerations of the acquisition, ownership, and disposition of certain of the debt securities, preferred stock, depositary shares representing fractional interests in preferred stock, and common stock that we are offering, is based upon the advice of Morrison & Foerster LLP, our tax counsel. The following discussion is not exhaustive of all possible tax considerations. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (“Treasury”) (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as: partnerships, subchapter S corporations, or other pass-through entities, any government (or instrumentality or agency thereof), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding the debt securities, preferred stock, depositary shares, or common stock as part of an integrated investment, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons (other than Non-U.S. Holders) whose functional currency for tax purposes is not the U.S. dollar, and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder. This summary also may not apply to all forms of debt securities, preferred stock, depositary shares, or common stock that we may issue. If the tax consequences associated with a particular form of debt security, preferred stock, depositary shares or common stock are different than those described below, they will be described in the applicable supplement.

This summary is directed solely to holders that, except as otherwise specifically noted, will purchase the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus upon original issuance and will hold such securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.

You should consult your own tax advisor concerning the U.S. federal income tax consequences to you of acquiring, owning, and disposing of these securities, as well as any tax consequences arising under the laws of any state, local, foreign, or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

As used in this prospectus, the term “U.S. Holder” means a beneficial owner of the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Notwithstanding the preceding paragraph, to the extent provided in Treasury regulations, some trusts in existence on August 20, 1996, and treated as United States persons prior to that date, that elect to continue to be treated as United States persons also will be U.S. Holders. As used in this prospectus, the term “Non-U.S. Holder” is a holder that is not a U.S. Holder.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership and accordingly, this summary does not apply to partnerships. A partner of a partnership holding the debt securities, preferred stock, depositary shares, or common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition by the partnership of the debt securities, preferred stock, depositary shares, or common stock.

Taxation of Debt Securities

This subsection describes the material U.S. federal income tax consequences of the acquisition, ownership, and disposition of the debt securities offered in this prospectus, other than the debt securities described below under “—Convertible, Renewable, Extendible, Indexed, and Other Debt Securities,” which will be described in the applicable supplement. This subsection is directed solely to holders that, except as otherwise specifically noted, will purchase the debt securities offered in this prospectus upon original issuance at the issue price, as defined below.

Consequences to U.S. Holders

The following is a summary of the material U.S. federal income tax consequences that will apply to U.S. Holders of debt securities.

Payment of Interest.  Except as described below in the case of interest on a debt security issued with original issue discount, as defined below under “—Consequences to U.S. Holders— Original Issue Discount,” interest on a debt security generally will be included in the income of a U.S. Holder as interest income at the time it is accrued or is received in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes and will be ordinary income.

Original Issue Discount.  Some of our debt securities may be issued with original issue discount (“OID”). U.S. Holders of debt securities issued with OID, other than short-term debt securities with a maturity of one year or less from its date of issue, will be subject to special tax accounting rules, as described in greater detail below. For tax purposes, OID is the excess of the “stated redemption price at maturity” of a debt instrument over its “issue price.” The “stated redemption price at maturity” of a debt security is the sum of all payments required to be made on the debt security other than “qualified stated interest” payments, as defined below. The “issue price” of a debt security is generally the first offering price to the public at which a substantial amount of the issue was sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The term “qualified stated interest”

generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer), or that is treated as constructively received, at least annually at a single fixed rate or, under certain circumstances, at a variable rate. If a debt security bears interest during any accrual period at a rate below the rate applicable for the remaining term of the debt security (for example, debt securities with teaser rates or interest holidays), then some or all of the stated interest may not be treated as qualified stated interest.

A U.S. Holder of a debt security with a maturity of more than one year from its date of issue that has been issued with OID (an “OID debt security”) is generally required to include any qualified stated interest payments in income as interest at the time such interest is accrued or is received in accordance with the U.S. Holder’s regular accounting method for tax purposes, as described above under “—Consequences to U.S. Holders—Payment of Interest.” A U.S. Holder of an OID debt security is generally required to include in income the sum of the daily accruals of the OID for the debt security for each day during the taxable year (or portion of the taxable year) in which the U.S. Holder held the OID debt security, regardless of such holder’s regular method of accounting. Thus, a U.S. Holder may be required to include OID in income in advance of the receipt of some or all of the related cash payments. The daily portion is determined by allocating the OID for each day of the accrual period. An accrual period may be of any length and the accrual periods may even vary in length over the term of the OID debt security, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs either on the first day of an accrual period or on the final day of an accrual period. The amount of OID allocable to an accrual period is equal to the excess of: (1) the product of the “adjusted issue price” of the OID debt security at the beginning of the accrual period and its yield to maturity (computed generally on a constant yield method and compounded at the end of each accrual period, taking into account the length of the particular accrual period) over (2) the amount of any qualified stated interest allocable to the accrual period. OID allocable to a final accrual period is the difference between the amount payable at maturity, other than a payment of qualified stated interest, and the adjusted issue price at the beginning of the final accrual period. Special rules will apply for calculating OID for an initial short accrual period. The “adjusted issue price” of an OID debt security at the beginning of any accrual period is the sum of the issue price of the OID debt security plus the amount of OID allocable to all prior accrual periods reduced by any payments received on the OID debt security that were not qualified stated interest. Under these rules, a U.S. Holder generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

If the excess of the “stated redemption price at maturity” of a debt security over its “issue price” is less than 1/4 of 1% of the debt instrument’s stated redemption price at maturity multiplied by the number of complete years from its issue date to its maturity, or weighted average maturity in the case of debt securities with more than one principal payment (“de minimis OID”), the debt security is not treated as issued with OID. A U.S. Holder generally must include the de minimis OID in income at the time payments, other than qualified stated interest, on the debt securities are made in proportion to the amount paid (unless the U.S. Holder makes the election described below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount”). Any amount of de minimis OID that is included in income in this manner will be treated as capital gain.

Additional rules applicable to debt securities with OID that are denominated in or determined by reference to a currency other than the U.S. dollar are described under “—Consequences to U.S. Holders—Non-U.S. Dollar Denominated Debt Securities” below.

Variable Rate Debt Securities.  In the case of a debt security that is a variable rate debt security, special rules apply. A debt security will qualify as a “variable rate debt instrument” under Treasury regulations if (i) the debt security’s issue price does not exceed the total noncontingent principal payments by more than the lesser of: (a) 0.015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (b) 15% of the total noncontingent principal payments; and (ii) the debt security provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate.

Generally, a rate is a qualified floating rate if: (i) (a) variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the debt security is denominated; or (b) the rate is equal to such a rate multiplied by either a fixed multiple that is greater than 0.65 but not more than 1.35 or a fixed multiple greater than 0.65 but not more than 1.35 increased or decreased by a fixed rate, and (ii) the value of the rate on any date during the term of the debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day. If a debt security provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the debt security, the qualified floating rates together constitute a single qualified floating rate. A debt security will not have a variable rate that is a qualified floating rate, however, if the variable rate of interest is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease unless such floor, ceiling, or governor is fixed throughout the term of the debt security or is not reasonably expected as of the issue date to significantly affect the yield on the debt security.

Generally, an objective rate is a rate that is (i) not a qualified floating rate, (ii) is determined using a single fixed formula that is based on objective financial or economic information that is not within the control of the issuer or a related party, and (iii) the value of the rate on any date during the term of the debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day. If it is reasonably expected that the average value of the variable rate during the first half of the term of a debt security will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the debt security, then the debt security will not have a variable rate that is an objective rate. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate.

A debt security will also have a variable rate that is a single qualified floating rate or an objective rate if interest on the debt security is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either: (i) the fixed rate and the qualified floating rate or objective rate have values on the issue date of the debt security that do not differ by more than 0.25 percentage points, or (ii) the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In the case of a debt security that provides for stated interest that is unconditionally payable at least annually at a variable rate that is a single qualified floating rate or objective rate, or one of those rates after a single fixed rate for an initial period, all stated interest on the debt security is treated as qualified stated interest. In that case, both the debt security’s yield to maturity and qualified stated interest will be determined, solely for purposes of calculating the accrual of OID, if any, as though the debt security will bear interest in all periods throughout its term (in the case of a single qualified floating rate or qualified inverse floating rate) at a fixed rate generally equal to the value of the rate on the issue date or, in the case of an objective rate (other than a qualified inverse floating rate), the rate that reflects the yield to maturity that is reasonably expected for the debt security (the “fixed rate substitute”). A U.S. holder should then recognize OID, if any, that is calculated based on the debt security’s assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased, as applicable.

If a debt security does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period, the interest and OID accruals on the debt security must be determined by (i) determining a fixed rate substitute for each variable rate provided under the debt security (as described above), (ii) constructing the equivalent fixed rate debt instrument, using the fixed rate substitutes, (iii) determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument, and (iv) making appropriate adjustments to qualified stated interest or OID for actual variable rates during the applicable accrual period.

In the case of a debt security that provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate and also provides for stated interest at a single fixed rate other than at a single fixed rate for an initial period (as described above), the interest and OID accruals on the debt security must be determined by using the method described above. However, the debt security will be treated, for purposes of the first three steps of the determination, as if the debt security had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of the debt security as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Acquisition Premium.  If a U.S. Holder purchases an OID debt security for an amount greater than its adjusted issue price (as determined above) at the purchase date and less than or equal to the sum of all amounts, other than qualified stated interest, payable on the OID debt security after the purchase date, the excess is “acquisition premium.” Under these rules, in general, the amount of OID which must be included in income for the debt security for any taxable year (or any portion of a taxable year in which the debt security is held) will be reduced (but not below zero) by the portion of the acquisition premium allocated to the period. The amount of acquisition premium allocated to each period is determined by multiplying the OID that otherwise would have been included in income by a fraction, the numerator of which is the excess of the cost over the adjusted issue price of the OID debt security and the denominator of which is the excess of the OID debt security’s stated redemption price at maturity over its adjusted issue price.

If a U.S. Holder purchases an OID debt security for an amount less than its adjusted issue price (as determined above) at the purchase date, any OID accruing with respect to that OID debt security will be required to be included in income and, to the extent of the difference between the purchase amount and the OID debt security’s adjusted issue price, the OID debt security will be treated as having “market discount.” See “—Consequences to U.S. Holders—Market Discount” below.

Amortizable Bond Premium.  If a U.S. Holder purchases a debt security (including an OID debt security) for an amount in excess of the sum of all amounts payable on the debt security after the purchase date, other than qualified stated interest, such holder will be considered to have purchased such debt security with “amortizable bond premium” equal in amount to such excess. A U.S. Holder may elect to amortize such premium as an offset to interest income using a constant yield method over the remaining term of the debt security based on the U.S. Holder’s yield to maturity with respect to the debt security.

A U.S. Holder generally may use the amortizable bond premium allocable to an accrual period to offset interest required to be included in the U.S. Holder’s income under its regular method of accounting with respect to the debt security in that accrual period. If the amortizable bond premium allocable to an accrual period exceeds the amount of interest allocable to such accrual period, such excess would be allowed as a deduction for such accrual period, but only to the extent of the U.S. Holder’s prior interest inclusions on the debt security that have not been offset previously by bond premium. Any excess is generally carried forward and allocable to the next accrual period.

If a debt security may be redeemed by us prior to its maturity date, the amount of amortizable bond premium will be based on the amount payable at the applicable redemption date, but only if use of the redemption date (in lieu of the stated maturity date) results in a smaller amortizable bond premium for the period ending on the redemption date. In addition, special rules limit the amortization of bond premium in the case of convertible debt securities.

An election to amortize bond premium applies to all taxable debt obligations held by the U.S. Holder at the beginning of the first taxable year to which the election applies and thereafter acquired by the U.S. Holder and may be revoked only with the consent of the IRS. Generally, a holder may make an election to include in income its entire return on a debt security (i.e., the excess of all remaining payments to be received on the debt security over the amount paid for the debt security by such holder) in accordance with a constant yield method based on the compounding of interest, as discussed below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount.” If a holder makes such an election for a debt security with amortizable bond premium, such election will result in a deemed election to amortize bond premium for all of the holder’s debt instruments with amortizable bond premium and may be revoked only with the permission of the IRS.

A U.S. Holder that elects to amortize bond premium will be required to reduce its tax basis in the debt security by the amount of the premium amortized during its holding period. OID debt securities purchased at a premium will not be subject to the OID rules described above. If a U.S. Holder does not elect to amortize bond premium, the amount of bond premium will be included in its tax basis in the debt security. Therefore, if a U.S. Holder does not elect to amortize bond premium and it holds the debt security to maturity, the premium generally will be treated as capital loss when the debt security matures.

Market Discount.  If a U.S. Holder purchases a debt security for an amount that is less than its stated redemption price at maturity, or, in the case of an OID debt security, its adjusted issue price, such holder will be considered to have purchased the debt security with “market discount.” Any payment, other than qualified stated interest, or any gain on the sale, exchange, retirement, or other disposition of a debt security with market discount generally will be treated as ordinary interest income to the extent of the market discount not previously included in income that accrued on the debt security during such holder’s holding period. In general, market discount is treated as accruing on a straight-line basis over the term of the debt security unless an election is made to accrue the market discount under a constant yield method. In addition, a U.S. Holder may be required to defer, until the maturity of the debt security or its earlier disposition in a taxable transaction, the deduction of a portion of the interest paid on any indebtedness incurred or maintained to purchase or carry the debt security in an amount not exceeding the accrued market discount on the debt security.

A U.S. Holder may elect to include market discount in income currently as it accrues (on either a straight-line or constant yield basis), in lieu of treating a portion of any gain realized on a sale, exchange, retirement, or other disposition of the debt security as ordinary income. If an election is made to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If a U.S. Holder makes such an election, it will apply to all market discount debt instruments acquired by such holder on or after the first day of the first taxable year to which the election applies. The election may not be revoked without the consent of the IRS. U.S. Holders should consult with their own tax advisors before making this election.

If the difference between the stated redemption price at maturity of a debt security or, in the case of an OID debt security, its adjusted issue price, and the amount paid for the debt security is less than 1/4 of 1% of the debt instrument’s stated redemption price at maturity or, in the case of an OID debt security, its adjusted issue price, multiplied by the number of remaining complete years to the debt security’s maturity (“de minimis market discount”), the debt security is not treated as issued with market discount.

Generally, a holder may make an election to include in income its entire return on a debt security (i.e., the excess of all remaining payments to be received on the debt security over the amount paid for the debt security by such holder) in accordance with a constant yield method based on the compounding of interest, as discussed below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount.” If a holder makes such an election for a debt security with market discount, the holder will be required to include market discount in income currently as it accrues on a constant yield basis for all market discount debt instruments acquired by such holder on or after the first day of the first taxable year to which the election applies, and such election may be revoked only with the permission of the IRS.

Election to Treat All Interest as Original Issue Discount.  A U.S. Holder may elect to include in income all interest that accrues on a debt security using the constant-yield method applicable to OID described above, subject to certain limitations and exceptions. For purposes of this election, interest includes stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium, each as described herein. If this election is made for a debt security, then, to apply the constant-yield method: (i) the issue price of the debt security will equal its cost, (ii) the issue date of the debt security will be the date it was acquired, and (iii) no payments on the debt security will be treated as payments of qualified stated interest. A U.S. Holder must make this election for the taxable year in which the debt security was acquired, and may not revoke the election without the consent of the IRS. U.S. Holders should consult with their own tax advisors before making this election.

Debt Securities That Trade “Flat.”  We expect that certain debt securities will trade in the secondary market with accrued interest. However, we may issue debt securities with terms and conditions that would make it likely that such debt securities would trade “flat” in the secondary market, which means that upon a sale of a debt security a U.S. Holder would not be paid an amount that reflects the accrued but unpaid interest with respect to such debt security. Nevertheless, for U.S. federal income tax purposes, a portion of the sales proceeds equal to the interest accrued with respect to such debt security from the last interest payment date to the sale date must be treated as interest income rather than as an amount realized upon the sale. Accordingly, a U.S. Holder that sells such a debt security between interest payment dates would be required to recognize interest income and, in certain circumstances, would recognize a capital loss (the deductibility of which is subject to limitations) on the sale of the debt security. Concurrently, a U.S. Holder that purchases such a debt security between interest payment dates would not be required to include in income that portion of any interest payment received that is attributable to interest that accrued prior to the purchase. Such payment is treated as a return of capital which reduces the U.S. Holder’s remaining cost basis in the debt security. However, interest that accrues after the purchase date is included in income in the year received or accrued (depending on the U.S. Holder’s accounting method). U.S. Holders that purchase such debt securities between interest payment dates should consult their own tax advisors concerning such holder’s adjusted tax basis in the debt security and whether such debt securities should be treated as having been purchased with market discount, as described above.

Short-Term Debt Securities.  Some of our debt securities may be issued with maturities of one year or less from the date of issue, which we refer to as short-term debt securities. Treasury regulations provide that no payments of interest on a short-term debt security are treated as qualified stated interest. Accordingly, in determining the amount of discount on a short-term debt security, all interest payments, including stated interest, are included in the short-term debt security’s stated redemption price at maturity.

In general, individual and certain other U.S. Holders using the cash basis method of tax accounting are not required to include accrued discount on short-term debt securities in income currently unless they elect to do so, but they may be required to include any stated interest in income as the interest is received. However, a cash basis U.S. Holder will be required to treat any gain realized on a sale, exchange, or retirement of the short-term debt security as ordinary income to the extent such gain does not exceed the discount accrued with respect to the short-term debt security, which will be determined on a straight-line basis unless the holder makes an election to accrue the discount under the constant-yield method, through the date of sale or retirement. In addition, a cash basis U.S. Holder that does not elect to currently include accrued discount in income will not be allowed to deduct any of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a short-term debt security (in an amount not exceeding the deferred income), but instead will be required to defer deductions for such interest until the deferred income is realized upon the maturity of the short-term debt security or its earlier disposition in a taxable transaction. Notwithstanding the foregoing, a cash-basis U.S. Holder of a short-term debt security may elect to include accrued discount in income on a current basis. If this election is made, the limitation on the deductibility of interest described above will not apply.

A U.S. Holder using the accrual method of tax accounting and some cash basis holders (including banks, securities dealers, regulated investment companies, and certain trust funds) generally will be required to include accrued discount on a short-term debt security in income on a current basis, on either a straight-line basis or, at the election of the holder, under the constant-yield method based on daily compounding.

Regardless of whether a U.S. Holder is a cash-basis or accrual-basis holder, the holder of a short-term debt security may elect to include accrued “acquisition discount” with respect to the short-term debt security in income on a current basis. Acquisition discount is the excess of the remaining redemption amount of the short-term debt security at the time of acquisition over the purchase price. Acquisition discount will be treated as accruing on a straight-line basis or, at the election of the holder, under a constant yield method based on daily compounding. If a U.S. Holder elects to include accrued acquisition discount in income, the rules for including OID will not apply. In addition, the market discount rules described above will not apply to short-term debt securities.

Sale, Exchange, or Retirement of Debt Securities.  Upon the sale, exchange, retirement, or other disposition of a debt security, a U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other disposition (less an amount equal to any accrued interest not previously included in income if the debt security is disposed of between interest payment dates, which will be included in income as interest income for U.S. federal income tax purposes) and the U.S. Holder’s adjusted tax basis in the debt security. The amount realized by the U.S. Holder will include the amount of any cash and the fair market value of any other property received for the debt security. A U.S. Holder’s adjusted tax basis in a debt security generally will be the cost of the debt security to such U.S. Holder, increased by any OID, market discount, de minimis OID, de minimis market discount, or any discount with respect to a short-term debt security previously included in income with respect to the debt security, and decreased by the amount of any premium previously amortized to reduce interest on the debt security and the amount of any payment (other than a payment of qualified stated interest) received in respect of the debt security.

Except as discussed above with respect to market discount, or as described below with respect to debt securities subject to contingencies and Non-U.S. Dollar Denominated Debt Securities, gain or loss realized on the sale, exchange, retirement, or other disposition of a debt security generally will be capital gain or loss and will be long-term capital gain or loss if the debt security has been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder is generally taxed at preferential rates. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

Reopenings.  Treasury regulations provide specific rules regarding whether additional debt instruments issued in a reopening will be considered part of the same issue, with the same issue price and yield to maturity, as the original debt instruments for U.S. federal income tax purposes. Except as provided otherwise in an applicable supplement, we expect that additional debt securities issued by us in any reopening will be issued such that they will be considered part of the original issuance to which they relate.

Debt Securities Subject to Contingencies.  Certain of the debt securities may provide for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In addition, certain of the debt securities may contain provisions permitting them to be redeemed prior to their stated maturity at our option and/or at the option of the holder. Debt securities containing these features may be characterized as “contingent payment debt instruments” for U.S. federal income tax purposes.

If the debt securities are properly characterized as contingent payment debt instruments for U.S. federal income tax purposes, such debt securities generally will be subject to Treasury regulations governing contingent payment debt instruments. Under those regulations, a U.S. Holder will be required to report OID or interest income based on a “comparable yield” and a “projected payment schedule,” both as described below, established by us for determining interest accruals and adjustments with respect to a note. A U.S. Holder which does not use the “comparable yield” and follow the “projected payment schedule” to calculate its OID and interest income on a debt security must timely disclose and justify the use of other estimates to the IRS.

A “comparable yield” with respect to a debt security generally is the yield at which we could issue a fixed-rate debt instrument with terms similar to those of the debt security (taking into account for this purpose the level of subordination, term, timing of payments, and general market conditions, but ignoring any adjustments for liquidity or the riskiness of the contingencies with respect to the debt security). Notwithstanding the foregoing, a comparable yield must not be less than the applicable U.S. federal rate based on the overall maturity of the debt security.

A “projected payment schedule” with respect to a debt security generally is a series of projected payments, the amount and timing of which would produce a yield to maturity on that debt security equal to the comparable yield. This projected payment schedule will consist of a projection for tax purposes of each non-contingent and contingent payment.

Based on the comparable yield and the projected payment schedule of the debt securities, a U.S. Holder of a note (regardless of accounting method) generally will be required to accrue as OID the sum of the daily portions of interest on the debt security for each day in the taxable year on which the holder held the debt security, adjusted upward or downward to reflect the difference, if any, between the actual and projected amount of any contingent payments on the debt security, as set forth below. The daily portions of interest for a debt security are determined by allocating to each day in an accrual period the ratable portion of interest on the debt security that accrues in the accrual period. The amount of interest on the debt security that accrues in an accrual period is the product of the comparable yield on the debt security (adjusted to reflect the length of the accrual period) and the adjusted issue price of the debt security at the beginning of the accrual period. The adjusted issue price of a debt security at the beginning of the first accrual period will equal its issue price (as described above). For any subsequent accrual period, the adjusted issue price will be (i) the sum of the issue price of the debt security and any interest previously accrued on the debt security by a holder (without regard to any positive or negative adjustments, described below) minus (ii) the amount of any projected payments on the debt security for previous accrual periods.

A U.S. Holder of a debt security generally will be required to include in income OID in excess of actual cash payments received for certain taxable years. A U.S. Holder will be required to recognize interest income equal to the amount of any positive adjustment for a debt security for the taxable year in which a contingent payment is paid (including a payment of interest at maturity). A positive adjustment is the excess of actual payments in respect of contingent payments over the projected amount of contingent payments. A U.S. Holder also will be required to account for any “negative adjustment” for a taxable year in which a contingent payment is paid. A negative adjustment is the excess of the projected amounts of contingent payments over actual payments in respect of the contingent payments. A net negative adjustment is the amount by which total negative adjustments in a taxable year exceed total positive adjustments in such taxable year. A net negative adjustment (i) will first reduce the amount of interest for the debt security that a U.S. Holder would otherwise be required to include in income in the taxable year, and (ii) to the extent of any excess, will result in an ordinary loss equal to that portion of the excess as does not exceed the excess of (a) the amount of all previous interest inclusions under the debt security over (b) the total amount of the U.S. Holder’s net negative adjustments treated as ordinary loss on the note in prior taxable years. A net negative adjustment is not subject to the 2% floor limitation imposed on miscellaneous deductions under Section 67 of the Code. Any net negative adjustment in excess of the amounts described above in (i) and (ii) will be carried forward to offset future interest income on the debt security or to reduce the amount realized on a sale, exchange, retirement or other disposition of the debt security and, in the case of a payment at maturity, should result in a capital loss. The deductibility of capital losses by a U.S. Holder is subject to limitations.

If a contingent payment becomes fixed (within the meaning of applicable Treasury regulations) more than six months before its due date, a positive or negative adjustment, as appropriate, is made to reflect the difference between the present value of the amount that is fixed and the present value of the projected amount. The present value of each amount is determined by discounting the amount from the date the payment is due to the date the payment becomes fixed, using a discount rate equal to the comparable yield. If all contingent payments on the debt security become fixed, substantially contemporaneously, applicable Treasury regulations provide that, with regard to contingent payments that become fixed on a day that is more than six months before their due date, U.S. Holders should take into account positive or negative adjustments in respect of such contingent payments over the period to which they relate in a reasonable manner. U.S. Holders should consult their tax advisors as to what would be a “reasonable manner” in their particular situation.

We expect that the applicable pricing supplement will include a table that sets forth the following information with respect to the principal amount of the debt securities for each of the applicable accrual periods through the maturity date of the debt securities: (i) the amount of interest deemed to have accrued during the accrual period, and (ii) the total amount of interest deemed to have accrued from the original issue date through the end of the accrual period. The table will be based upon a projected payment schedule and a comparable yield. The comparable yield will be determined based upon market conditions as of the date of the applicable pricing supplement. The comparable yield is likely to change between the date of any preliminary pricing supplement and the date of the related final pricing supplement. Therefore, the projected payment schedule included in any preliminary pricing supplement will be subject to change. We will determine the actual projected payment schedule and the actual comparable yield on the pricing date. Any tax accrual table included in a preliminary pricing supplement will be revised, and the revised table will be set forth in the final pricing supplement prepared in connection with the initial sale of the debt securities.

Upon a sale, exchange, retirement, or other disposition of a debt security prior to maturity, a U.S. Holder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, retirement, or other disposition and that holder’s tax basis in the debt security. A U.S. Holder’s tax basis in a debt security generally will equal the cost of that debt security, increased by the amount of OID previously accrued by the holder for that debt security (without regard to any positive or negative adjustments) and reduced by any projected payments for previous periods on the debt securities. A U.S. Holder generally will treat any gain as interest income, and will treat any loss as ordinary loss to the extent of the excess of previous interest inclusions over the total negative adjustments previously taken into account as ordinary losses, and the balance as long-term or short-term capital loss depending upon the U.S. Holder’s holding period for the debt security. The deductibility of capital losses by a U.S. Holder is subject to limitations.

U.S. Holders considering the purchase of debt securities with these features should carefully examine the applicable pricing supplement and should consult their own tax advisors regarding the U.S. federal income tax consequences to a U.S. Holder of the purchase, ownership and disposition of such debt securities.

Non-U.S. Dollar Denominated Debt Securities.  Additional considerations apply to a U.S. Holder of a debt security payable in a currency other than U.S. dollars (“foreign currency”).

We refer to these securities as Non-U.S. Dollar Denominated Debt Securities. In the case of payments of interest, U.S. Holders using the cash method of accounting for U.S. federal income tax purposes will be required to include in income the U.S. dollar value of the foreign currency payment on a Non-U.S. Dollar Denominated Debt Security (other than OID or market discount) when the payment of interest is received. The U.S. dollar value of the foreign currency payment is determined by translating the foreign currency received at the spot rate for such foreign currency on the date the payment is received, regardless of whether the payment is in fact converted to U.S. dollars at that time. The U.S. dollar value will be the U.S. Holder’s tax basis in the foreign currency received. A U.S. Holder will not recognize foreign currency exchange gain or loss with respect to the receipt of such payment.

U.S. Holders using the accrual method of accounting for U.S. federal income tax purposes will be required to include in income the U.S. dollar value of the amount of interest income that has accrued and is otherwise required to be taken into account with respect to a Non-U.S. Dollar Denominated Debt Security during an accrual period. The U.S. dollar value of the accrued income will be determined by translating the income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. A U.S. Holder may elect, however, to translate the accrued interest income using the exchange rate on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the exchange rate on the last day of the taxable year. If the last day of an accrual period is within five business days of the date of receipt of the accrued interest, a U.S. Holder may translate the interest using the exchange rate on the date of receipt. The above election will apply to all other debt obligations held by the U.S. Holder and may not be changed without the consent of the IRS. U.S. Holders should consult their own tax advisors before making the above election. Upon receipt of an interest payment (including, upon the sale of the debt security, the receipt of proceeds which include amounts attributable to accrued interest previously included in income), the holder will recognize foreign currency exchange gain or loss in an amount equal to the difference between the U.S. dollar value of such payment (determined by translating the foreign currency received at the spot rate for such foreign currency on the date such payment is received) and the U.S. dollar value of the interest income previously included in income with respect to such payment. This gain or loss will be treated as ordinary income or loss.

OID on a debt security that is also a Non-U.S. Dollar Denominated Debt Security will be determined for any accrual period in the applicable foreign currency and then translated into U.S. dollars, in the same manner as interest income accrued by a holder on the accrual basis, as described above (regardless of such holder’s regular method of accounting). A U.S. Holder will recognize foreign currency exchange gain or loss when OID is paid (including, upon the sale of such debt security, the receipt of proceeds which include amounts attributable to OID previously included in income) to the extent of the difference between the U.S. dollar value of such payment (determined by translating the foreign currency received at the spot rate for such foreign currency on the date such payment is received) and the U.S. dollar value of the accrued OID (determined in the same manner as for accrued interest). For these purposes, all receipts on a debt security will be viewed: (i) first, as the receipt of any stated interest payment called for under the terms of the debt security, (ii) second, as receipts of previously accrued OID (to the extent thereof), with payments considered made for the earliest accrual periods first, and (iii) third, as the receipt of principal.

The amount of market discount on Non-U.S. Dollar Denominated Debt Securities includible in income generally will be determined by translating the market discount determined in the foreign currency into U.S. dollars at the spot rate on the date the Non-U.S. Dollar Denominated Debt Security is retired or otherwise disposed of. If a U.S. Holder elected to accrue market discount currently, then the amount which accrues is determined in the foreign currency and then translated into U.S. dollars on the basis of the average exchange rate in effect during such accrual period. A U.S. Holder will recognize foreign currency exchange gain or loss with respect to market discount which is accrued currently using the approach applicable to the accrual of interest income as described above.

Amortizable bond premium on a Non-U.S. Dollar Denominated Debt Security will be computed in the applicable foreign currency. If a U.S. Holder elected to amortize the premium, the amortizable bond premium will reduce interest income in the applicable foreign currency. At the time bond premium is amortized, foreign currency exchange gain or loss will be realized based on the difference between spot rates at such time and the time of acquisition of the Non-U.S. Dollar Denominated Debt Security. If a U.S. Holder does not elect to amortize bond premium, the bond premium computed in the foreign currency must be translated into U.S. dollars at the spot rate on the maturity date and such bond premium will constitute a capital loss which may be offset or eliminated by foreign currency exchange gain.

If a U.S. Holder purchases a Non-U.S. Dollar Denominated Debt Security with previously owned foreign currency, foreign currency exchange gain or loss (which will be treated as ordinary income or loss) will be recognized in an amount equal to the difference, if any, between the tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency used to purchase the Non-U.S. Dollar Denominated Debt Security, determined on the date of purchase.

Upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Debt Security, a U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other disposition (less an amount equal to any accrued and unpaid interest not previously included in income, which will be treated as a payment of interest for U.S. federal income tax purposes) and the adjusted tax basis in the Non-U.S. Dollar Denominated Debt Security. The adjusted tax basis in a Non-U.S. Dollar Denominated Debt Security will equal the amount paid for the Non-U.S. Dollar Denominated Debt Security, increased by the amounts of any market discount or OID previously included in income with respect to the Non-U.S. Dollar Denominated Debt Security and reduced by any amortized acquisition or other premium and any principal payments received in respect of the Non-U.S. Dollar Denominated Debt Security. The amount of any payment in or adjustments measured by foreign currency will be equal to the U.S. dollar value of the foreign currency on the date of the purchase or adjustment. The amount realized will be based on the U.S. dollar value of the foreign currency on the date the payment is received or the Non-U.S. Dollar Denominated Debt Security is disposed of (or deemed disposed of as a result of a material change in the terms of the debt security). If, however, a Non-U.S. Dollar Denominated Debt Security is traded on an established securities market and the U.S. Holder uses the cash basis method of tax accounting, the U.S. dollar value of the amount realized will be determined by translating the foreign currency payment at the spot rate of exchange on the settlement date of the purchase or sale. A U.S. Holder that uses the accrual basis method of tax accounting may elect the same treatment with respect to the purchase and sale of Non-U.S. Dollar Denominated Debt Securities traded on an established securities market, provided that the election is applied consistently.

Except with respect to market discount as discussed above, and the foreign currency rules discussed below, gain or loss recognized upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Debt Security will be capital gain or loss and will be long-term capital gain or loss if at the time of sale, exchange, retirement, or other disposition, the Non-U.S. Dollar Denominated Debt Security has been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder is generally taxed at preferential rates. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

A portion of the gain or loss with respect to the principal amount of a Non-U.S. Dollar Denominated Debt Security may be treated as foreign currency exchange gain or loss. Foreign currency exchange gain or loss will be treated as ordinary income or loss. For these purposes, the principal amount of the Non-U.S. Dollar Denominated Debt Security is the purchase price for the Non-U.S. Dollar Denominated Debt Security calculated in the foreign currency on the date of purchase, and the amount of exchange gain or loss recognized is equal to the difference between (i) the U.S. dollar value of the principal amount determined on the date of the sale, exchange, retirement or other disposition of the Non-U.S. Dollar Denominated Debt Security and (ii) the U.S. dollar value of the principal amount determined on the date the Non-U.S. Dollar Denominated Debt Security was purchased. The amount of foreign currency exchange gain or loss will be limited to the amount of overall gain or loss realized on the disposition of the Non-U.S. Dollar Denominated Debt Security.

The tax basis in foreign currency received as interest on a Non-U.S. Dollar Denominated Debt Security will be the U.S. dollar value of the foreign currency determined at the spot rate in effect on the date the foreign currency is received. The tax basis in foreign currency received on the sale, exchange, retirement, or other disposition of a Non-U.S. Dollar Denominated Debt Security will be equal to the U.S. dollar value of the foreign currency, determined at the time of the sale, exchange, retirement or other disposition. As discussed above, if the Non-U.S. Dollar Denominated Debt Securities are traded on an established securities market, a cash basis U.S. Holder (or, upon election, an accrual basis U.S. Holder) will determine the U.S. dollar value of the foreign currency by translating the foreign currency received at the spot rate of exchange on the settlement date of the sale, exchange, retirement, or other disposition. Accordingly, in such case, no foreign currency exchange gain or loss will result from currency fluctuations between the trade date and settlement date of a sale, exchange, retirement, or other disposition. Any gain or loss recognized on a sale, exchange, retirement, or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase debt securities) will be ordinary income or loss.

Special rules may apply to Non-U.S. Dollar Denominated Debt Securities that are also treated as contingent payment debt instruments. For the special treatment, if any, of Non-U.S. Dollar Denominated Debt Securities that are also contingent payment debt securities, see the applicable supplement.

Additional Medicare Tax on Unearned Income.  With respect to taxable years beginning after December 31, 2012, certain U.S. Holders, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on unearned income. For individual U.S. Holders, the additional Medicare tax applies to the lesser of (i) “net investment income” or (ii) the excess of “modified adjusted gross income” over $200,000 ($250,000 if married and filing jointly or $125,000 if married and filing separately). “Net investment income” generally equals the taxpayer’s gross investment income reduced by the deductions that are allocable to such income. Investment income generally includes passive income such as interest and capital gains. U.S. Holders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the debt securities.

Consequences to Non-U.S. Holders

The following is a summary of the material U.S. federal income tax consequences that will apply to Non-U.S. Holders of debt securities. Non-U.S. Holders should consult their own tax advisers regarding the U.S. and non-U.S. tax considerations of acquiring, holding, and disposing of debt securities.

Payments of Interest.  Under current U.S. federal income tax law and subject to the discussion below concerning backup withholding, principal (and premium, if any) and interest payments, including any OID, that are received from us or our agent and that are not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, generally will not be subject to U.S. federal income or withholding tax except as provided below. Interest, including any OID, may be subject to a 30% withholding tax (or less under an applicable treaty, if any) if:

•	a Non-U.S. Holder actually or constructively owns 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	a Non-U.S. Holder is a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us (directly or indirectly) through stock ownership;

•	a Non-U.S. Holder is a bank extending credit under a loan agreement in the ordinary course of its trade or business;

•

the interest payments on the debt security are determined by reference to the income, profits, changes in the value of property or other attributes of the debtor or a related party (other than payments that are based on the value of a security or index of securities that are, and will continue to be, actively traded within the meaning of Section 1092(d) of the Code, and that are not nor will be a “United States real property interest” as described in Section 897(c)(1) or 897(g) of the Code); or

•	the Non-U.S. Holder does not satisfy the certification requirements described below.

A Non-U.S. Holder generally will satisfy the certification requirements if either: (A) the Non-U.S. Holder certifies to us or our agent, under penalties of perjury, that it is a non-United States person and provides its name and address (which certification may generally be made on an IRS Form W-8BEN, or a successor form), or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (a “financial institution”) and holds the debt security certifies to us or our agent under penalties of perjury that either it or another financial institution has received the required statement from the Non-U.S. Holder certifying that it is a non-United States person and furnishes us with a copy of the statement.

Payments not meeting the requirements set forth above and thus subject to withholding of U.S. federal income tax may nevertheless be exempt from withholding (or subject to withholding at a reduced rate) if the Non-U.S. Holder provides us with a properly executed IRS Form W-8BEN (or successor form) claiming an exemption from, or reduction in, withholding under the benefit of a tax treaty, or IRS Form W-8ECI (or other applicable form) stating that interest paid on the debt securities is not subject to withholding tax because it is effectively connected with the conduct of a trade or business within the United States as discussed below. To claim benefits under an income tax treaty, a Non-U.S. Holder must obtain a taxpayer identification number and certify as to its eligibility under the appropriate treaty’s limitations on benefits article. In addition, special rules may apply to claims for treaty benefits made by Non-U.S. Holders that are entities rather than individuals. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Additional Payments.  If the amount or timing of any payments on a debt security is contingent, the interest payments on the debt security may be treated as “contingent interest” under Section 871(h)(4) of the Code, in which case such interest may not be eligible for the exemption from U.S. federal income and withholding tax, as described above (other than for a holder that otherwise claims an exemption from, or reduction in, withholding under the benefit of an income tax treaty). In certain circumstances, if specified in the applicable supplement, we will pay to a Non-U.S. Holder of any debt security additional amounts to ensure that every net payment on that debt security will not be less, due to the payment of U.S. federal withholding tax, than the amount then otherwise due and payable. See “Description of Debt Securities— Payment of Additional Amounts” above. However, because the likelihood that such payments will be made is remote, we do not believe that, because of these potential additional payments, the interest on the debt securities should be treated as contingent interest.

Sale, Exchange, or Retirement of Debt Securities.  A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any capital gain or market discount realized on the sale, exchange, retirement, or other disposition of debt securities, provided that: (a) the gain is not effectively connected with the conduct of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, (b) in the case of a Non-U.S. Holder that is an individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year of the sale, exchange, or other disposition of the debt security, and (c) the Non-U.S. Holder is not subject to tax pursuant to certain provisions of U.S. federal income tax law applicable to certain expatriates. An individual Non-U.S. Holder who is present in the United States for 183 days or more in the taxable year of sale, exchange, or other disposition of a debt security, and if certain other conditions are met, will be subject to U.S. federal income tax at a rate of 30% on the gain realized on the sale, exchange, or other disposition of such debt security.

Income Effectively Connected with a Trade or Business within the United States.  If a Non-U.S. Holder of a debt security is engaged in the conduct of a trade or business within the United States and if interest (including any OID) on the debt security, or gain realized on the sale, exchange, or other disposition of the debt security, is effectively connected with the conduct of such trade or business (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder, although exempt from U.S. federal withholding tax (provided that the certification requirements discussed above are satisfied), generally will be subject to U.S. federal income tax on such interest (including any OID) or gain on a net income basis in the same manner as if it were a U.S. Holder. Non-U.S. holders should read the material under the heading “—Consequences to U.S. Holders,” for a description of the U.S. federal income tax consequences of acquiring, owning, and disposing of debt securities. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable U.S. income tax treaty) of a portion of its earnings and profits for the taxable year that are effectively connected with its conduct of a trade or business in the United States, subject to certain adjustments.

Convertible, Renewable, Extendible, Indexed, and Other Debt Securities

Special U.S. federal income tax rules are applicable to certain other debt securities, including contingent Non-U.S. Dollar Denominated Debt Securities, debt securities that may be convertible into or exercisable or exchangeable for our common or preferred stock or other securities or debt or equity securities of one or more third parties, debt securities the payments on which are determined or partially determined by reference to any index and other debt securities that are subject to the rules governing contingent payment obligations which are not subject to the rules governing variable rate debt securities, any renewable and extendible debt securities and any debt securities providing for the periodic payment of principal over the life of the debt security. The material U.S. federal income tax considerations with respect to these debt securities will be discussed in the applicable supplement.

Backup Withholding and Information Reporting

In general, in the case of a U.S. Holder, other than certain exempt holders, we and other payors are required to report to the IRS all payments of principal, any premium, and interest on the debt security, and the accrual of OID on an OID debt security. In addition, we and other payors generally are required to report to the IRS any payment of proceeds of the sale of a debt security before maturity. Additionally, backup withholding generally will apply to any payments, including payments of OID, if a U.S. Holder fails to provide an accurate taxpayer identification number and certify that the taxpayer identification number is correct, the U.S. Holder is notified by the IRS that it has failed to report all interest and dividends required to be shown on its U.S. federal income tax returns or a U.S. Holder does not certify that it has not underreported its interest and dividend income.

In the case of a Non-U.S. Holder, backup withholding and information reporting will not apply to payments made if the Non-U.S. Holder provides the required certification that it is not a United States person, or the Non-U.S. Holder otherwise establishes an exemption, provided that the payor or withholding agent does not have actual knowledge or reason to know that the holder is a United States person, or that the conditions of any exemption are not satisfied. However, we and other payors are required to report payments of interest on the debt securities on IRS Form 1042-S even if the payments are not otherwise subject to information reporting requirements.

In addition, payments of the proceeds from the sale of a debt security to or through a foreign office of a broker or the foreign office of a custodian, nominee, or other dealer acting on behalf of a holder generally will not be subject to information reporting or backup withholding. However, if the broker, custodian, nominee, or other dealer is a United States person, the government of the United States or the government of any state or political subdivision of any state, or any agency or instrumentality of any of these governmental units, a controlled foreign corporation for U.S. federal income tax purposes, a foreign partnership that is either engaged in a trade or business within the United States or whose United States partners in the aggregate hold more than 50% of the income or capital interest in the partnership, a foreign person 50% or more of whose gross income for a certain period is effectively connected with a trade or business within the United States, or a United States branch of a foreign bank or insurance company, information reporting (but not backup withholding) generally will be required with respect to payments made to a holder unless the broker, custodian, nominee, or other dealer has documentation of the holder’s foreign status and the broker, custodian, nominee, or other dealer has no reason to know or actual knowledge to the contrary.

Payment of the proceeds from a sale of a debt security to or through the United States office of a broker is subject to information reporting and backup withholding, unless the holder certifies as to its non-United States person status or otherwise establishes an exemption from information reporting and backup withholding.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Taxation of Common Stock, Preferred Stock, and Depositary Shares

This subsection describes the material U.S. federal income tax consequences of the acquisition, ownership and disposition of the common stock, preferred stock and depositary shares offered in this prospectus.

Taxation of Holders of Depositary Shares

For U.S. federal income tax purposes, holders of depositary shares generally will be treated as if they were the holders of the preferred stock represented by such depositary shares. Accordingly, such holders will be entitled to take into account, for U.S. federal income tax purposes, income, and deductions to which they would be entitled if they were holders of such preferred stock, as described more fully below. Exchanges of preferred stock for depositary shares and depositary shares for preferred stock generally will not be subject to U.S. federal income taxation.

Consequences to U.S. Holders

The following is a summary of the material U.S. federal income tax consequences that will apply to U.S. Holders of our common stock, preferred stock, and depositary shares.

Distributions on Common Stock, Preferred Stock, and Depositary Shares.  Distributions made to U.S. Holders out of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be included in the income of a U.S. Holder as dividend income and will be subject to tax as ordinary income. Dividends received by an individual U.S. Holder in taxable years beginning before January 1, 2013 that constitute “qualified dividend income” are generally subject to tax at a maximum rate of 15% applicable to net long-term capital gains, provided that certain holding period and other requirements are met. Dividends received by a corporate U.S. Holder, except as described in the next subsection, generally will be eligible for the 70% dividends-received deduction.

Distributions in excess of our current and accumulated earnings and profits will not be taxable to a U.S. Holder to the extent that the distributions do not exceed the U.S. Holder’s adjusted tax basis in the shares, but rather will reduce the adjusted tax basis of such shares. To the extent that distributions in excess of our current and accumulated earnings and profits exceed the U.S. Holder’s adjusted tax basis in the shares, such distributions will be included in income as capital gain. In addition, a corporate U.S. Holder will not be entitled to the dividends-received deduction on this portion of a distribution.

We will notify holders of our shares after the close of our taxable year as to the portions of the distributions attributable to that year that constitute ordinary income, qualified dividend income and nondividend distributions, if any.

Limitations on Dividends-Received Deduction.  A corporate U.S. Holder may not be entitled to take the 70% dividends-received deduction in all circumstances. Prospective corporate investors in our common stock, preferred stock, or depositary shares should consider the effect of:

•

Section 246A of the Code, which reduces the dividends-received deduction allowed to a corporate U.S. Holder that has incurred indebtedness that is “directly attributable” to an investment in portfolio stock, which may include our common stock, preferred stock, and depositary shares;

•

Section 246(c) of the Code, which, among other things, disallows the dividends-received deduction in respect of any dividend on a share of stock that is held for less than the minimum holding period (generally, for common stock, at least 46 days during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend); and

•

Section 1059 of the Code, which, under certain circumstances, reduces the basis of stock for purposes of calculating gain or loss in a subsequent disposition by the portion of any “extraordinary dividend” (as defined below) that is eligible for the dividends-received deduction.

Extraordinary Dividends.  A corporate U.S. Holder will be required to reduce its tax basis (but not below zero) in our common stock, preferred stock, or depositary shares by the nontaxed portion of any “extraordinary dividend” if the stock was not held for more than two years before the earliest of the date such dividend is declared, announced, or agreed. Generally, the nontaxed portion of an extraordinary dividend is the amount excluded from income by operation of the dividends-received deduction. An extraordinary dividend generally would be a dividend that:

•

in the case of common stock, equals or exceeds 10% of the corporate U.S. Holder’s adjusted tax basis in the common stock, treating all dividends having ex-dividend dates within an 85 day period as one dividend; or

•

in the case of preferred stock, equals or exceeds 5% of the corporate U.S. Holder’s adjusted tax basis in the preferred stock, treating all dividends having ex-dividend dates within an 85 day period as one dividend; or

•	exceeds 20% of the corporate U.S. Holder’s adjusted tax basis in the stock, treating all dividends having ex-dividend dates within a 365 day period as one dividend.

In determining whether a dividend paid on stock is an extraordinary dividend, a corporate U.S. Holder may elect to substitute the fair market value of the stock for its tax basis for purposes of applying these tests if the fair market value as of the day before the ex-dividend date is established to the satisfaction of the Secretary of the Treasury. An extraordinary dividend also includes any amount treated as a dividend in the case of a redemption that is either non-pro rata as to all stockholders or in partial liquidation of the corporation, regardless of the stockholder’s holding period and regardless of the size of the dividend. Any part of the nontaxed portion of an extraordinary dividend that is not applied to reduce the corporate U.S. Holder’s tax basis as a result of the limitation on reducing its basis below zero would be treated as capital gain and would be recognized in the taxable year in which the extraordinary dividend is received.

Corporate U.S. Holders should consult with their own tax advisors with respect to the possible application of the extraordinary dividend provisions of the Code to the ownership or disposition of common stock, preferred stock, or depositary shares in their particular circumstances.

Sale, Exchange, or other Taxable Disposition.  Upon the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares (other than by redemption or repurchase by us), a U.S. Holder generally will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, or other taxable disposition and the U.S. Holder’s adjusted tax basis in the shares. The amount realized by the U.S. Holder will include the amount of any cash and the fair market value of any other property received upon the sale, exchange, or other taxable disposition of the shares. A U.S. Holder’s tax basis in a share generally will be equal to the cost of the share to such U.S. Holder, which may be adjusted for certain subsequent events (for example, if the U.S. Holder receives a nondividend distribution, as described above). Gain or loss realized on the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares generally will be capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder is generally taxed at preferential rates. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

Redemption or Repurchase of Common Stock, Preferred Stock, or Depositary Shares.  If we are permitted to and redeem or repurchase a U.S. Holder’s common stock, preferred stock, or depositary shares, the redemption or repurchase generally would be a taxable event for U.S. federal income tax purposes. A U.S. Holder would be treated as if it had sold its shares if the redemption or repurchase:

•	results in a complete termination of the U.S. holder’s stock interest in us;

•	is substantially disproportionate with respect to the U.S. Holder; or

•	is not essentially equivalent to a dividend with respect to the U.S. Holder, in each case as determined under the Code.

In determining whether any of these tests has been met, shares of stock considered to be owned by a U.S. Holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, as well as shares actually owned, must be taken into account.

If we redeem or repurchase a U.S. Holder’s shares in a redemption or repurchase that meets one of the tests described above, the U.S. Holder generally would recognize taxable gain or loss equal to the sum of the amount of cash and fair market value of property (other than our stock or the stock of a successor to us) received less the U.S. Holder’s tax basis in the shares redeemed or repurchased. This gain or loss generally would be long-term capital gain or capital loss if the shares have been held for more than one year.

If a redemption or repurchase does not meet any of the tests described above, a U.S. Holder generally will be taxed on the cash and fair market value of the property received as a dividend to the extent paid out of our current and accumulated earnings and profits. Any amount in excess of our current or accumulated earnings and profits would first reduce the U.S. holder’s tax basis in the shares and thereafter would be treated as capital gain. If a redemption or repurchase is treated as a distribution that is taxable as a dividend, the U.S. Holder’s tax basis in the redeemed or repurchased shares would be transferred to the remaining shares of our stock that the U.S. Holder owns, if any.

Special rules apply if we redeem our common stock, preferred stock, or depositary shares for our debt securities. We will discuss any special U.S. federal income tax considerations in the applicable supplement if we have the option to redeem our common stock, preferred stock, or depositary shares for our debt securities.

Additional Medicare Tax on Unearned Income.  With respect to taxable years beginning after December 31, 2012, certain U.S. Holders, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on unearned income. For individual U.S. Holders, the additional Medicare tax applies to the lesser of (i) “net investment income” or (ii) the excess of “modified adjusted gross income” over $200,000 ($250,000 if married and filing jointly or $125,000 if married and filing separately). “Net investment income” generally equals the taxpayer’s gross investment income reduced by the deductions that are allocable to such income. Investment income generally includes passive income such as dividends and capital gains. U.S. Holders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the preferred stock, common stock, or depositary shares.

Consequences to Non-U.S. Holders

The following is a summary of the material U.S. federal income tax consequences that will apply to Non-U.S. Holders of our common stock, preferred stock, and depositary shares.

Distributions on Common Stock, Preferred Stock, and Depositary Shares.  Distributions made to Non-U.S. Holders out of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, and that is not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, generally will be subject to U.S. federal income and withholding tax at a rate of 30% (or lower rate under an applicable treaty, if any). Payments subject to withholding of U.S. federal income tax may nevertheless be exempt from withholding (or subject to withholding at a reduced rate) if the Non-U.S. Holder provides us with a properly executed IRS Form W-8BEN (or successor form) claiming an exemption from, or reduction in, withholding under the benefit of a tax treaty, or IRS Form W-8ECI (or other applicable form) stating that a dividend paid on our shares is not subject to withholding tax because it is effectively connected with the conduct of a trade or business within the United States, as discussed below.

To claim benefits under an income tax treaty, a Non-U.S. Holder must certify to us or our agent, under penalties of perjury, that it is a non-United States person and provide its name and address (which certification may generally be made on an IRS Form W-8BEN, or a successor form), obtain and provide a taxpayer identification number, and certify as to its eligibility under the appropriate treaty’s limitations on benefits article. In addition, special rules may apply to claims for treaty benefits made by Non-U.S. Holders that are entities rather than individuals. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal withholding tax under an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Sale, Exchange, or other Taxable Disposition.  A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any capital gain realized on the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares, provided that: (a) the gain is not effectively connected with the conduct of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, (b) in the case of a Non-U.S. Holder that is an individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year of the sale, exchange, or other disposition of the shares, (c) the Non-U.S. Holder is not subject to tax pursuant to certain provisions of U.S. federal income tax law applicable to certain expatriates, and (d) we are not nor have we been a “United States real property holding corporation” for U.S. federal income tax purposes. An individual Non-U.S. Holder who is present in the United States for 183 days or more in the taxable year of sale, exchange, or other disposition of our common stock, preferred stock, or depositary shares and if certain other conditions are met, will be subject to U.S. federal income tax at a rate of 30% on the gains realized on the sale, exchange, or other disposition of such shares.

We would not be treated as a “United States real property holding corporation” if less than 50% of our assets throughout a prescribed testing period consist of interests in real property located within the United States, excluding, for this purpose, interests in real property solely in a capacity as a creditor. Even if we are treated as a “United States real property holding corporation,” a Non-U.S. Holder’s sale of our common stock, preferred stock, or depositary shares nonetheless generally will not be subject to U.S. federal income or withholding tax, provided that (a) our stock owned is of a class that is “regularly traded,” as defined by applicable Treasury regulations, on an established securities market, and (b) the selling Non-U.S. Holder held, actually or constructively, 5% or less of our outstanding stock of that class at all times during the five-year period ending on the date of disposition.

To the extent we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes and a Non-U.S. Holder held, directly or indirectly, at any time during the five-year period ending on the date of disposition, more than 5% of the class of stock and the non-U.S. Holder was not eligible for any treaty exemption, any gain on the sale of our common stock, preferred stock, or depositary shares would be treated as effectively connected with a trade or business within the United States, the treatment of which is described below, and the purchaser of the stock could be required to withhold 10% of the purchase price and remit such amount to the IRS.

We believe that we are not currently, and do not anticipate becoming, a “United States real property holding corporation” for U.S. federal income tax purposes.

Income Effectively Connected with a Trade or Business within the United States.  If a Non-U.S. Holder of our common stock, preferred stock, or depositary shares is engaged in the conduct of a trade or business within the United States and if dividends on the shares, or gain realized on the sale, exchange, or other disposition of the shares, are effectively connected with the conduct of such trade or business (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder, although exempt from U.S. federal withholding tax (provided that the certification requirements discussed above are satisfied), generally will be subject to U.S. federal income tax on such dividends or gain on a net income basis in the same manner as if it were a U.S. Holder. Non-U.S. Holders should read the material under the heading “—Consequences to U.S. Holders” above for a description of the U.S. federal income tax consequences of acquiring, owning, and disposing of our common stock, preferred stock, or depositary shares. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable U.S. income tax treaty) of a portion of its earnings and profits for the taxable year that are effectively connected with its conduct of a trade or business in the United States, subject to certain adjustments.

Backup Withholding and Information Reporting

In general, in the case of a U.S. Holder, other than certain exempt holders, we and other payors are required to report to the IRS all payments of dividends on our common stock, preferred stock, or depositary shares. In addition, we and other payors generally are required to report to the IRS any payment of proceeds of the sale of common stock, preferred stock, or depositary shares. Additionally, backup withholding generally will apply to any dividend payment and to proceeds received on a sale or exchange if a U.S. Holder fails to provide an accurate taxpayer identification number and certify that the taxpayer identification number is correct, the U.S. Holder is notified by the IRS that it has failed to report all dividends required to be shown on its U.S. federal income tax returns, or the U.S. Holder does not certify that it has not underreported its interest and dividend income.

In the case of a Non-U.S. Holder, backup withholding and information reporting will not apply to payments made if the Non-U.S. Holder provides the required certification that it is not a United States person, as described above, or the Non-U.S. Holder otherwise establishes an exemption, provided that the payor or withholding agent does not have actual knowledge or reason to know that the holder is a United States person, or that the conditions of any exemption are not satisfied.

In addition, payments of the proceeds from the sale of our common stock, preferred stock, or depositary shares to or through a foreign office of a broker or the foreign office of a custodian, nominee, or other dealer acting on behalf of a holder generally will not be subject to information reporting or backup withholding. However, if the broker, custodian, nominee, or other dealer is a United States person, the government of the United States or the government of any state or political subdivision of any state, or any agency or instrumentality of any of these governmental units, a controlled foreign corporation for U.S. federal income tax purposes, a foreign partnership that is either engaged in a trade or business within the United States or whose United States partners in the aggregate hold more than 50% of the income or capital interest in the partnership, a foreign person 50% or more of whose gross income for a certain period is effectively connected with a trade or business within the United States, or a United States branch of a foreign bank or insurance company, information reporting (but not backup withholding) generally will be required with respect to payments made to a holder unless the broker, custodian, nominee, or other dealer has documentation of the holder’s foreign status and the broker, custodian, nominee, or other dealer has no reason to know or actual knowledge to the contrary.

Payment of the proceeds from a sale of our common stock, preferred stock, or depositary shares to or through the United States office of a broker is subject to information reporting and backup withholding, unless the holder certifies as to its non-United States person status or otherwise establishes an exemption from information reporting and backup withholding.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Convertible Preferred Stock and Other Equity Securities

Special U.S. federal income tax rules are applicable to certain other of our equity securities, including preferred stock convertible into or exercisable or exchangeable for our common stock or other securities. The material U.S. federal income tax considerations with respect to these securities will be discussed in the applicable pricing supplement. Investors should consult with their own tax advisors regarding the specific U.S. federal income tax considerations with respect to these securities.

Taxation of Warrants

The applicable supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership and disposition of warrants offered in this prospectus, including any tax considerations relating to the specific terms of the warrants. Investors considering the purchase of warrants we are offering should carefully examine the applicable supplement regarding the special U.S. federal income tax considerations, if any, of the acquisition, ownership and disposition of the warrants.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of warrants we are offering in light of their investment or tax circumstances.

Taxation of Purchase Contracts

The applicable supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership and disposition of purchase contracts offered in this prospectus, including any tax considerations relating to the specific terms of the purchase contracts. Investors considering the purchase of purchase contracts we are offering should carefully examine the applicable supplement regarding the special U.S. federal income tax considerations, if any, of the acquisition, ownership and disposition of the purchase contracts.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of the purchase contracts in light of their investment or tax circumstances.

Taxation of Units

The applicable supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership and disposition of units that we are offering, including any tax considerations relating to the specific terms of the units. Investors considering the purchase of units that we are offering should carefully examine the applicable supplement regarding the special U.S. federal income tax consequences, if any, of the acquisition, ownership and disposition of the units.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of units comprised of two or more of the securities we are offering in light of their investment or tax circumstances.

Reportable Transactions

Applicable Treasury regulations require taxpayers that participate in “reportable transactions” to disclose their participation to the IRS by attaching Form 8886 to their U.S. federal tax returns and to retain a copy of all documents and records related to the transaction. In addition, “material advisors” with respect to such a transaction may be required to file returns and maintain records, including lists identifying investors in the transactions, and to furnish those records to the IRS upon demand. A transaction may be a “reportable transaction” based on any of several criteria, one or more of which may be present with respect to an investment in the securities that we are offering. Whether an investment in these securities constitutes a “reportable transaction” for any investor depends on the investor’s particular circumstances. The Treasury regulations provide that, in addition to certain other transactions, a “loss transaction” constitutes a “reportable transaction.” A “loss transaction” is any transaction resulting in the taxpayer claiming a loss under Section 165 of the Code, in an amount equal to or in excess of certain threshold amounts, subject to certain exceptions. The Treasury regulations specifically provide that a loss resulting from a “Section 988 transaction” will constitute a Section 165 loss, and certain exceptions will not be available if the loss from sale or exchange is treated as ordinary under Section 988. In general, certain securities issued in a foreign currency will be subject to the rules governing foreign currency exchange gain or loss. Therefore, losses realized with respect to such a security may constitute a Section 988 transaction, and a holder of such a security that recognizes exchange loss in an amount that exceeds the loss threshold amount applicable to that holder may be required to file Form 8886. Investors should consult their own tax advisors concerning any possible disclosure obligation they may have with respect to their investment in the securities that we are offering and should be aware that, should any “material advisor” determine that the return filing or investor list maintenance requirements apply to such a transaction, they would be required to comply with these requirements.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act, enacted on March 18, 2010, will impose a 30% U.S. withholding tax on certain U.S. source payments, including interest (and OID), dividends, other fixed or determinable annual or periodical gain, profits, and income, and on the gross proceeds from a disposition of property of a type which can produce U.S. source interest or dividends (“Withholdable Payments”), if paid to a foreign financial institution, unless such institution enters into an agreement with Treasury to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on Withholdable Payments made to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity.

In addition, under the Foreign Account Tax Compliance Act, “passthru payments” made by a foreign financial institution to “recalcitrant holders” or non-compliant foreign financial institutions are subject to a 30% U.S. withholding tax. A “recalcitrant holder” generally is a holder of an account with a foreign financial institution that fails to comply with reasonable requests for information that will help enable the relevant foreign financial institution to comply with its reporting requirements. A “passthru payment” is any Withholdable Payment or other payment (including non-U.S. source payments) to the extent attributable to any Withholdable Payment. The IRS has issued a notice indicating that a payment will be attributable to a Withholdable Payment to the extent of a percentage determined by dividing the sum of the foreign financial institution’s U.S. assets by the sum of the institution’s total assets, each as determined on certain testing dates. However, if the proposed Treasury regulations are finalized in their current form, a passthru payment will be any Withholdable Payment and any “foreign passthru payment,” which has yet to be defined.

These withholding and reporting requirements will generally apply to payments made after December 31, 2012; however, the withholding tax will not be imposed on payments pursuant to obligations outstanding as of March 18, 2012. Pursuant to proposed U.S. Treasury regulations, if finalized in their current form, the withholding tax will not be imposed on payments made under obligations outstanding on January 1, 2013. This exception from withholding does not apply to any preferred stock, depositary shares, and common stock. In addition, the IRS has issued a notice indicating that withholding under the Foreign Account Tax Compliance Act will begin no earlier than January 1, 2014. Holders are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in the debt securities, preferred stock, depositary shares, or common stock.

EU DIRECTIVE ON THE TAXATION OF SAVINGS INCOME

On July 1, 2005, a directive adopted by the European Union Council of Economic and Finance Ministers regarding the taxation of savings income payments came into effect. The directive obliges a member state of the European Union, (“EU”), to provide to the tax authorities of another EU member state details of payments of interest or other similar income payments made by a person (such as an issuer or paying agent) within its jurisdiction for the immediate benefit of an individual in that other EU member state (including certain payments secured for their benefit). However, Austria and Luxembourg have opted out of the above reporting requirements and are instead applying a special withholding tax for a transitional period in relation to such payments of interest. The withholding tax is currently imposed at the rate of 35%. Withholding tax is not applied if the individual presents a certificate in the required form from the tax authority of his or her EU member state of residence that confirms that the applicable tax authority is aware of the investment made abroad. This transitional period will terminate at the end of the first fiscal year following agreement by certain non-EU countries to the exchange of information relating to such payments.

Also with effect from July 1, 2005, a number of non-EU countries and certain dependent or associated territories of EU member states have adopted similar measures (either provision of information or transitional withholding) in relation to payments of interest or other similar income payments made by a person in that jurisdiction for the immediate benefit of an individual or to certain non-corporate entities in any EU member state. The EU member states have entered into reciprocal provision of information or transactional special withholding tax arrangements with certain of those dependent or associated territories. These apply in the same way as payments by persons in any EU member state to individuals of another EU member state.

On November 13, 2008, the European Commission proposed changes to the EU savings directive which extended its scope so that it applies to interest payments to certain intermediate persons or structures interposed between the person making the payment and the individual who is the beneficial owner of the interest. It is proposed that an EU member state intermediary that receives an interest payment be treated as a person making payment, so as to subject it to the exchange of information or withholding obligation in the EU savings directive. Further, it is proposed that an interest payment made to an intermediary established outside the EU be treated as a payment made directly to the individual beneficiary if the person making the payment knows that the individual beneficiary is EU resident.

PLAN OF DISTRIBUTION (CONFLICTS OF INTEREST)

We may sell the securities offered under this prospectus:

•	through underwriters;

•	through dealers;

•	through agents; or

•	directly to purchasers.

In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders.

The underwriters, dealers, or agents may include Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), or any of our other affiliates.

Each supplement relating to an offering of securities will state the terms of the offering, including:

•	the names of any underwriters, dealers, or agents;

•	the public offering or purchase price of the offered securities and the net proceeds that we will receive from the sale;

•	any underwriting discounts and commissions or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents; and

•	any securities exchange on which the offered securities may be listed.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the applicable supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless we specify otherwise in the applicable supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may acquire the securities for their own account and may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or varying prices determined at the time of sale. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions, or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the applicable supplement.

Distribution Through Agents

We may offer and sell securities on a continuous basis through agents that become parties to an underwriting or distribution agreement. We will name any agent involved in the offer and sale, and describe any commissions payable by us in the applicable supplement. Unless we specify otherwise in the applicable supplement, the agent will be acting on a best efforts basis during the appointment period.

Direct Sales

We may sell directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters, as defined in the Securities Act of 1933, for any resale of the securities. We will describe the terms of any sales of this kind in the applicable supplement.

General Information

Underwriters, dealers, or agents participating in an offering of securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices. Securities may be sold in connection with a remarketing after their purchase by one or more firms including our affiliates, acting as principal for their own accounts or as our agent.

In connection with an underwritten offering of the securities, the underwriters may engage in over-allotment, stabilizing transactions and syndicate covering transactions in accordance with Regulation M under the Securities Exchange Act of 1934. Over-allotment involves sales in excess of the offering size, which creates a short position for the underwriters. The underwriters may enter bids for, and purchase, securities in the open market in order to stabilize the price of the securities. Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. In addition, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. These activities may cause the price of the securities to be higher than it would otherwise be. Those activities, if commenced, may be discontinued at any time.

Ordinarily, each issue of securities will be a new issue, and there will be no established trading market for any security other than our common stock prior to its original issue date. We may not list any particular series of securities on a securities exchange or quotation system. Any underwriters to whom or agents through whom the offered securities are sold for offering and sale may make a market in the offered securities. However, any underwriters or agents that make a market will not be obligated to do so and may stop doing so at any time without notice. We cannot assure you that there will be a liquid trading market for the offered securities.

If we offer securities in a subscription rights offering to our existing security holders, we may enter into a standby underwriting agreement with dealers, acting as standby underwriters. We may pay the standby underwriters a commitment fee for the securities they commit to purchase on a standby basis. If we do not enter into a standby underwriting arrangement, we may retain a dealer-manager to manage a subscription rights offering for us.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make.

Although we expect that delivery of securities generally will be made against payment on or about the third business day following the date of any contract for sale, we may specify a longer settlement cycle in the applicable supplement. Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days, unless the parties to a trade expressly agree otherwise. Accordingly, if we have specified a longer settlement cycle in the applicable supplement for an offering of securities, purchasers who wish to trade those securities on the date of the contract for sale, or on one or more of the next succeeding business days as we will specify in the applicable supplement, will be required, by virtue of the fact that those securities will settle in more than T+3, to specify an alternative settlement cycle at the time of the trade to prevent a failed settlement and should consult their own advisors in connection with that election.

Market-Making Transactions by Affiliates

Following the initial distribution of securities, our affiliates, including MLPF&S, may buy and sell the securities in secondary market transactions as part of their business as broker-dealers. Resales of this kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. This prospectus and any related supplements may be used by one or more of our affiliates in connection with these market-making transactions to the extent permitted by applicable law. Our affiliates may act as principal or agent in these transactions.

The aggregate initial offering price specified on the cover of the applicable supplement will relate to the initial offering of securities not yet issued as of the date of this prospectus. This amount does not include any securities to be sold in market-making transactions. The securities to be sold in market-making transactions include securities issued after the date of this prospectus.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless we or our agent inform you in your confirmation of sale that the security is being purchased in its original offering and sale, you may assume that you are purchasing the security in a market-making transaction.

Conflicts of Interest

MLPF&S is our wholly-owned subsidiary, and unless otherwise set forth in the applicable supplement, we will receive the net proceeds of any offering in which MLPF&S participates as an underwriter, dealer or agent. The offer and sale of any securities by MLPF&S, or any of our other affiliates that is a member of the Financial Industry Regulatory Authority, Inc., or “FINRA,” will comply with the requirements of FINRA Rule 5121 regarding a FINRA member firm’s offer and sale of securities of an affiliate. As required by FINRA Rule 5121, any such offer and sale will not be made to any discretionary account without the prior approval of the customer.

The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

The underwriters, agents and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

In addition, in the ordinary course of their business activities, one or more of the underwriters, dealers or agents and/or their respective affiliates, may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. These investments and securities activities may involve securities and/or instruments of ours or our affiliates. These underwriters, dealers, agents, or their affiliates, that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, these parties would hedge such exposure to us by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the securities offered hereby. Any such short positions could adversely affect future trading prices of the securities offered hereby. These broker-dealers or their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

ERISA CONSIDERATIONS

A fiduciary of a pension, profit-sharing or other employee benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should consider the fiduciary standards of ERISA in the context of the ERISA plan’s particular circumstances before authorizing an investment in the offered securities of Bank of America. Among other factors, the fiduciary should consider whether such an investment is in accordance with the documents governing the ERISA plan and whether the investment is appropriate for the ERISA plan in view of its overall investment policy and diversification of its portfolio.

Certain provisions of ERISA and the Code, prohibit employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, plans described in Section 4975(e)(1) of the Code (including, without limitation, individual retirement accounts and Keogh Plans), and entities whose underlying assets include plan assets by reason of a plan’s investment in such entities (including, without limitation, as applicable, insurance company general accounts) (collectively, “plans”), from engaging in certain transactions involving “plan assets” with parties that are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to the plan or entity (referred to as “prohibited transactions”). Governmental and other plans that are not subject to ERISA or to the Code may be subject to similar restrictions under state, federal or local law. Any employee benefit plan or other entity, to which such provisions of ERISA, the Code or similar law apply, proposing to acquire the offered securities should consult with its legal counsel.

Each of Bank of America Corporation and certain of its affiliates may be considered a “party in interest” or a “disqualified person” with respect to many plans. As a result, a prohibited transaction may arise if the securities are acquired by or on behalf of a plan unless those securities are acquired and held pursuant to an available exemption.

In addition, certain regulatory requirements applicable under ERISA could cause investments in certain offered securities by a plan (whether directly or indirectly) to be deemed to include not only the purchased securities but also an undivided interest in certain of the underlying assets of the relevant issuer. In the absence of an applicable exception to this general rule, the relevant issuer could be considered to hold a portion of the assets of the investing plan such that persons providing services in connection with such assets might be considered “parties in interest” or “disqualified persons” with respect to the investing plan and could be governed by the fiduciary responsibility provisions of Title I of ERISA and the prohibited transaction provisions referenced above. If this were the case, any discretionary actions undertaken by that person regarding those assets could be deemed to be a prohibited transaction under ERISA or the Code (e.g., the use of fiduciary authority or responsibility in circumstances under which that person has interests that may conflict with the interests of the investing plan and affect the exercise of that person’s best judgment as a fiduciary). Whether the underlying assets of an issuer of any offered securities would be considered to be the assets of any employee benefit plan investor will depend on the specific terms of such security, and a plan investor should look to the prospectus supplement for that particular security in order to make that determination.

The U.S. Department of Labor has issued five prohibited transaction class exemptions (“PTCEs”) that may provide exemptive relief for direct or indirect prohibited transactions resulting from or occurring in connection with the purchase or holding of these securities. Those class exemptions are PTCE 96-23 (for certain transactions determined by in-house asset managers), PTCE 95-60 (for certain transactions involving insurance company general accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 90-1 (for certain transactions involving insurance company separate accounts) and PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers). In addition, ERISA Section 408(b)(17) and Section 4975(d)(20) of the Code provide an exemption for the purchase and sale of securities and the related lending transactions, provided that neither the issuer of the securities nor any of its affiliates has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any plan involved in the transaction and provided further that the plan pays no more than adequate consideration in connection with the transaction (the so-called “Service Provider Exemption”). There can be no assurance that any of these class or statutory exemptions will be available with respect to transactions involving these securities.

Accordingly, unless otherwise provided in connection with a particular offering of securities, offered securities may not be purchased, held or disposed of by any plan or any other person investing “plan assets” of any plan that is subject to the prohibited transaction rules of ERISA or Section 4975 of the Code or other similar law, unless one of the following exemptions (or a similar exemption or exception acceptable to us) applies to such purchase, holding, and disposition: the Service Provider Exemption, PTCE 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, or PTCE 84-14.

Unless otherwise provided in connection with a particular offering of securities, any purchaser of the offered securities or any interest therein will be deemed to have represented and warranted to us on each day including the date of its purchase of the offered securities through and including the date of disposition of such offered securities that either:

(a)	it is not a plan subject to Title I of ERISA or Section 4975 of the Code and is not purchasing such securities or interest therein on behalf of, or with “plan assets” of, any such plan;

(b)	its purchase, holding, and disposition of such securities are not and will not be prohibited because they are exempted by the Service Provider Exemption or one or more of the following prohibited transaction exemptions: PTCE 96-23, 95-60, 91-38, 90-1 or 84-14; or

(c)	it is a governmental plan (as defined in section 3 of ERISA) or other plan that is not subject to the provisions of Title I of ERISA or Section 4975 of the Code and its purchase, holding, and disposition of such securities are not otherwise prohibited.

In addition, any purchaser that is a plan or is acquiring the offered securities on behalf of a plan, including any fiduciary purchasing on behalf of a plan, will be deemed to have represented, in its corporate and its fiduciary capacity, by its purchase and holding of the offered securities that (a) neither we, the underwriter nor any of our respective affiliates (collectively the “Seller”) is a “fiduciary” (under Section 3(21) of ERISA, or under any final or proposed regulations thereunder, or with respect to a governmental, church, or foreign plan under any similar laws) with respect to the acquisition, holding or disposition of the offered securities, or as a result of any exercise by the Seller of any rights in connection with the offered securities, (b) no advice provided by the Seller has formed a primary basis for any investment decision by or on behalf of such purchaser in connection with the offered securities and the transactions contemplated with respect to the securities, and (c) such purchaser recognizes and agrees that any communication from the Seller to the purchaser with respect to the offered securities is not intended by the Seller to be impartial investment advice and is rendered in its capacity as a seller of such offered securities and not a fiduciary to such purchaser.

Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is important that any person considering the purchase of the offered securities with plan assets consult with its counsel regarding the consequences under ERISA and the

Code, or other similar law, of the acquisition and ownership of offered securities and the availability of exemptive relief under the class exemptions listed above. The sale of the securities of Bank of America to a plan is in no respect a representation by Bank of America or the underwriters that such an investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that such an investment is appropriate for plans generally or any particular plan.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us. This prospectus summarizes material provisions of contracts and other documents that we refer you to. Because the prospectus may not contain all of the information that you may find important, you should review the full text of these documents, which we have included as exhibits to the registration statement.

We file annual, quarterly, and special reports, proxy statements and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available at our website, www.bankofamerica.com. We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange LLC, 20 Broad Street, 17th Floor, New York, New York 10005.

The SEC allows us to incorporate by reference the information we file with it. This means that:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended December 31, 2011;

•

our current reports on Form 8-K or Form 8-K/A filed January 13, 2012, January 19, 2012, February 10, 2012, and March 16, 2012 (in each case, other than information that is furnished but deemed not to have been filed); and

•

the description of our common stock which is contained in our registration statement filed under Section 12 of the Securities Exchange Act of 1934, as updated by our current reports on Form 8-K filed April 20, 2009, February 24, 2010, May 3, 2010, and September 1, 2011 and any other amendment or report filed for the purpose of updating such description.

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934 on or after the date of this prospectus, but not any information that we may furnish but that is not deemed to be filed.

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position, and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Bank of America Corporation

Fixed Income Investor Relations

100 North Tryon Street

Charlotte, North Carolina 28255-0065

1-866-607-1234

FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this prospectus and the applicable supplements statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended December 31, 2011, which is incorporated by reference in this prospectus, under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as those discussed in our subsequent filings that are incorporated in this prospectus by reference. See “Where You Can Find More Information” above for information about how to obtain a copy of our annual report.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

The legality of the securities being registered will be passed upon for us by McGuireWoods LLP, Charlotte, North Carolina, and for the underwriters or agents by Morrison & Foerster LLP, New York, New York. Certain U.S. federal income tax matters will be passed upon for Bank of America by Morrison & Foerster LLP, New York, New York, special tax counsel to Bank of America. McGuireWoods LLP regularly performs legal services for us. Some members of McGuireWoods LLP performing those legal services own shares of our common stock.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to our annual report on Form 10-K for the year ended December 31, 2011 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PROSPECTUS

Debt Securities, Warrants, Units, Purchase Contracts,

Preferred Stock, Depositary Shares, Common Stock,

Junior Subordinated Notes, and Guarantees

BAC Capital Trust XVI	Trust Securities
BAC Capital Trust XVII
BAC Capital Trust XVIII
BAC Capital Trust XIX
BAC Capital Trust XX

We from time to time may offer to sell debt securities, warrants, purchase contracts, preferred stock, depositary shares representing fractional interests in preferred stock, common stock, junior subordinated notes, guarantees, or units comprised of two or more of these securities or securities of other entities, and any of the BAC Capital Trusts from time to time may offer to sell trust securities. The debt securities, warrants, purchase contracts, and preferred stock may be convertible into or exercisable or exchangeable for our common or preferred stock or for debt or equity securities of one or more other entities. We will describe the specific terms of any securities to be offered in supplements to this prospectus. You should read this prospectus and any applicable prospectus supplement carefully before you invest in the securities.

Our common stock is listed on the New York Stock Exchange under the symbol “BAC.” In addition, our common stock is listed on the London Stock Exchange, and certain shares are listed on the Tokyo Stock Exchange.

We may use this prospectus in the initial sale of these securities. In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of our other affiliates, may use this prospectus in a market-making transaction in any of these securities or similar securities after their initial sale. Unless you are informed otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Our securities are unsecured. Our securities and the capital securities are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Bank of America, N.A. or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and may involve investment risks, including possible loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 30, 2012

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we and the Trusts filed with the Securities and Exchange Commission, or the “SEC,” utilizing a “shelf” registration process. Under this shelf process, from time to time, we and the Trusts, as applicable, may sell any combination of the securities described in this prospectus in one or more offerings.

Unless we indicate otherwise or unless the context requires otherwise, all references in this prospectus to “Bank of America,” “we,” “us,” “our,” or similar references are to Bank of America Corporation excluding its consolidated subsidiaries, and all references to a “Trust” or the “Trusts” are to any of the BAC Capital Trusts listed on the cover of this prospectus and to any similar entity that may be formed in the future.

THE ISSUERS

Bank of America’s headquarters is located at Bank of America Corporate Center, 100 North Tryon Street, 28255, and its telephone number is (704) 386-5681. The principal executive office of each Trust is c/o Bank of America Corporation, Corporate Treasury, Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255, telephone number (704) 386-5681.

USE OF PROCEEDS

We will set forth in the applicable prospectus supplement the intended use for the net proceeds received by us or a Trust for the sale of securities under this prospectus.

DESCRIPTION OF SECURITIES

We will set forth in the applicable prospectus supplement a description of the debt securities, warrants, purchase contracts, preferred stock, depositary shares, common stock, trust securities, junior subordinated notes, guarantees, or units that may be offered under this prospectus.

WHERE YOU CAN FIND MORE INFORMATION

We and the Trusts have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us, the Trusts and the securities being offered.

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We also file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available at our website, www.bankofamerica.com.

We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange LLC, 20 Broad Street, 17th Floor, New York, New York 10005.

The SEC allows us to incorporate by reference the information we file with it. This means that:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended December 31, 2011;

•

our current reports on Form 8-K or Form 8-K/A filed January 13, 2012, January 19, 2012, February 10, 2012, and March 16, 2012 (in each case, other than information that is furnished but deemed not to have been filed); and

•

the description of our common stock which is contained in our registration statement filed under Section 12 of the Securities Exchange Act of 1934, as updated by our current reports on Form 8-K filed April 20, 2009, February 24, 2010, May 3, 2010, and September 1, 2011 and any amendment or report filed for the purpose of updating such description.

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, on or after the date of this prospectus, but not any information that we may furnish but that is not deemed to be filed.

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Bank of America Corporation

Fixed Income Investor Relations

100 North Tryon Street

Charlotte, North Carolina 28255-0065

1-866-607-1234

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There are no separate financial statement of the Trusts in this prospectus. We and the Trusts do not believe these financial statements would be material to holders of the capital securities because each Trust is a special purpose entity that will not have any independent operations other than issuing capital securities and common securities, holding our corresponding junior subordinated notes as trust assets, and other necessary or incidental activities as described in this prospectus or any applicable prospectus supplement. Furthermore, taken together, our obligations under each series of corresponding junior subordinated notes, the junior subordinated indenture under which the corresponding junior subordinated notes will be issued, the related declaration of trust, and the related guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of distributions and other amounts due on the related capital securities of a Trust. We do not expect any of the Trusts will be subject to the reporting requirements of the Securities Exchange Act of 1934.

FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this prospectus and the accompanying prospectus supplement statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended December 31, 2011, which is incorporated in this prospectus by reference, under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as those discussed in our subsequent filings that are incorporated in this prospectus by reference. See “Where You Can Find More Information” above for information about how to obtain a copy of our annual report.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

The legality of Bank of America’s securities being registered will be passed upon for us by McGuireWoods LLP, Charlotte, North Carolina and for the underwriters or agents by Morrison & Foerster LLP, New York, New York. Certain matters of Delaware law relating to the validity of the trust securities being registered will be passed upon on behalf of the Trusts by Richards, Layton & Finger, P.A., special Delaware counsel to the Trusts. Certain U.S. federal income tax matters will be passed upon for Bank of America and the Trusts by Morrison & Foerster LLP, New York, New

4

York, special tax counsel to Bank of America and the Trusts. McGuireWoods LLP and Morrison & Foerster LLP will rely on the opinion of Richards, Layton & Finger, P.A. as to matters of Delaware law. McGuireWoods LLP regularly performs legal services for Bank of America. Some members of McGuireWoods LLP performing those legal services own shares of Bank of America common stock.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to our annual report on Form 10-K for the year ended December 31, 2011 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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PROSPECTUS

Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255 (704) 386-5681

Debt Securities, Preferred Stock, Depositary Shares

and Junior Subordinated Notes

BAC Capital Trust I

BAC Capital Trust II

BAC Capital Trust III

BAC Capital Trust IV

BAC Capital Trust V

BAC Capital Trust VI

BAC Capital Trust VII

BAC Capital Trust VIII

BAC Capital Trust X

BAC Capital Trust XI

BAC Capital Trust XII

BAC Capital Trust XIII

BAC Capital Trust XIV

BAC Capital Trust XV

NB Capital Trust II

NB Capital Trust III

NB Capital Trust IV

Trust Securities guaranteed as set forth herein by Bank of America Corporation

Affiliates of Bank of America Corporation, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, may use this prospectus in connection with offers and sales in the secondary market of outstanding debt securities, preferred stock, depositary shares, junior subordinated notes, trust securities or guarantees referenced herein. These affiliates may act as principal or agent in those transactions. Secondary market sales made by them will be made at prices related to market prices at the time of sale.

Our securities are unsecured. Our securities and the capital securities are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Bank of America, N.A. or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and may involve investment risks.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 30, 2012

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement filed with the Securities and Exchange Commission, or the SEC, and is intended to describe certain outstanding securities previously issued by us and our predecessor companies and affiliated trusts.

This prospectus may be used by our affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, in connection with offers and sales in the secondary market of the securities referenced in this prospectus. Any of our affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, may act as a principal or agent in these transactions. Any affiliate that is a member of the Financial Industry Regulatory Authority, Inc., will conduct these offers and sales in compliance with the requirements of FINRA Rule 5121 regarding the offer and sale of securities of an affiliate. The transactions in the secondary market by our affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, may occur in the open market or may be privately negotiated at prevailing market prices at the time of sale. Our affiliates do not have any obligation to make a market in the securities and may discontinue their market-making activities at any time without notice, in their sole discretion.

We will not receive any proceeds from the sale of securities offered by this prospectus.

In considering an investment in the securities offered by this prospectus, you should rely only on the information included or incorporated by reference in this prospectus or any supplement to this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The delivery of this prospectus, at any time, does not create any implication that there has been no change in our affairs since the date of this prospectus or that the information in this prospectus is correct as of any time subsequent to the date of this prospectus.

We are offering to sell these securities only in places where sales are permitted. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy these securities in any jurisdiction in which such offer or solicitation is unlawful.

Unless otherwise indicated or unless the context requires otherwise, all references in this prospectus to “we,” “us,” “our,” or similar references are to Bank of America Corporation.

BANK OF AMERICA CORPORATION

Bank of America Corporation is a Delaware corporation, a bank holding company, and a financial holding company under the Gramm-Leach-Bliley Act. Our principal executive offices are located in the Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North

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Carolina 28255 and our telephone number is (704) 386-5681. Through our banking and various nonbanking subsidiaries throughout the United States and in certain international markets, we provide a diversified range of banking and nonbanking financial services and products through six business segments: Deposits, Card Services, Consumer Real Estate Services, Global Commercial Banking, Global Banking & Markets and Global Wealth & Investment Management.

THE TRUSTS

Each of the trusts listed on the cover page of this prospectus, which we refer to as the Trusts, is a statutory trust organized under Delaware law. Additional information with respect to the Trusts may be found in the prospectuses and supplements thereto with respect to the capital securities issued by the Trusts referred to below and incorporated herein by reference. The principal executive office of each Trust is c/o Bank of America Corporation, Corporate Treasury, Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255, telephone number 704 (386-5681).

DESCRIPTION OF THE SECURITIES

The outstanding securities being offered by use of this prospectus consist of debt securities, preferred stock, depositary shares, junior subordinated notes, purchase contracts, trust securities and guarantees previously issued and registered under the following registration statements: 333-175599; 333-158663; 333-155381; 333-153771; 333-152418; 333-133852; 333-130821; 333-123714; 333-112708; 333-104151; 333-97197; 333-97157; 333-83503; 333-70984; 333-65750; 333-51367; 333-47222; 333-18273; 333-16189; 333-15375; 333-13811; 333-07229; 33-63097; 33-57533; 33-49881; and 33-30717. The descriptions of the securities being offered hereby are contained in the prospectuses and supplements thereto that are included in the registration statements referred to above pursuant to which such securities initially were offered. The disclosure information in the prospectuses and all supplements thereto constituting part of the registration statements referred to above is incorporated by reference into this prospectus, except that information contained in such prospectuses and supplements thereto that (1) constitutes a description of Bank of America, or (2) incorporates by reference any information contained in our current or periodic reports filed with the SEC, are superseded by the information in this prospectus.

WHERE YOU CAN FIND MORE INFORMATION

We and the Trusts have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us, the Trusts and the securities being offered.

We also file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available at our website, www.bankofamerica.com.

We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange LLC, 20 Broad Street, 17th Floor, New York, New York 10005.

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The SEC allows us to incorporate by reference the information we file with it. This means:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended December 31, 2011;

•

our current reports on Form 8-K or Form 8-K/A filed on January 13, 2012, January 19, 2012, February 10, 2012, and March 16, 2012 (in each case, other than information that is furnished but deemed not to have been filed); and

•

the description of our series of preferred stock which is contained in our registration statement filed under Section 12 of the Securities Exchange Act of 1934 with respect to such preferred stock, as updated by our current reports on Form 8-K filed April 20, 2009 and September 1, 2011 and any other amendment or report filed for the purpose of updating such description.

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, on or after the date of this prospectus, but not any information that we may furnish but that is not deemed to be filed.

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position, and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Bank of America Corporation

Fixed Income Investor Relations

100 North Tryon Street

Charlotte, North Carolina 28255-0065

1-866-607-1234

There are no separate financial statements of the Trusts in this prospectus. We and the Trusts do not believe these financial statements would be material to holders of the trust securities because each Trust is a special purpose entity that does not have any independent operations other than issuing capital securities and common securities, holding our corresponding junior subordinated notes or preferred stock as trust assets, and other necessary or incidental activities as described in this prospectus or the original prospectuses and prospectus supplements for the offering of such trust securities. Furthermore, taken together, our obligations under each series of corresponding junior subordinated notes, the junior subordinated indenture under which the corresponding junior subordinated notes have been issued, the related declaration of trust, and the related guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of distributions and other amounts due on the related capital securities of a Trust. None of the Trusts are subject to the reporting requirements of the Securities Exchange Act of 1934.

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FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference statements in this prospectus that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended December 31, 2011, which is incorporated by reference in this prospectus, under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as those discussed in our subsequent filings that are incorporated in this prospectus by reference. See “Where You Can Find More Information” above for information about how to obtain a copy of our SEC filings.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

The legality of Bank of America’s securities being registered will be passed upon for us by McGuireWoods LLP, Charlotte, North Carolina. Certain matters of Delaware law relating to the validity of the trust securities being registered will be passed upon on behalf of the Trusts by Richards, Layton & Finger, P.A., special Delaware counsel to the Trusts. McGuireWoods LLP regularly performs legal services for us. Some members of McGuireWoods LLP performing these legal services for us own shares of our common stock.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to our Annual Report on Form 10-K for the year ended December 31, 2011 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The estimated expenses, other than underwriting or broker-dealer fees, discounts and commissions, in connection with the offering are as follows:

Securities Act Registration Fee	$	*
Printing and Engraving Expenses		500,000
Legal Fees and Expenses		500,000
Accounting Fees and Expenses		500,000
Trustee Fees		475,000
Rating Agency Fees and Expenses		1,200,000
Listing Fees and Expenses		500,000
Miscellaneous		50,000

		$3,725,000

*	The registration fee has been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 15. Indemnification of Directors and Officers.

Section 145(a) of the General Corporation Law of the State of Delaware (“Delaware Corporation Law”) provides, in general, that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the Delaware Corporation Law provides, in general, that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the Delaware Corporation Law provides, in general, that a corporation has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of Section 145 of the Delaware Corporation Law.

Article VIII of the Registrant’s bylaws provides for indemnification to the fullest extent authorized by the Delaware Corporation Law for any person who is or was a director or officer of the Registrant who is or was involved or threatened to be made involved in any proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer, manager or employee of the Registrant or is or was serving at the request of the Registrant as a director, officer, manager or employee of any other enterprise. Such indemnification is provided only if the director, officer, manager or employee acted in good faith and in a manner that the director, officer, manager or employee reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

The foregoing is only a general summary of certain aspects of the Delaware Corporation Law and the Registrant’s bylaws dealing with indemnification of directors and officers, and does not purport to be complete. It is qualified in its entirety by reference to the detailed provisions of Section 145 of the Delaware Corporation Law and Article VIII of the bylaws of the Registrant.

Pursuant to the Registrant’s bylaws, the Registrant may maintain a directors’ and officers’ insurance policy which insures the directors and officers of the Registrant against liability asserted against such persons in such capacity whether or not the Registrant would have the power to indemnify such person against such liability under the Delaware Corporation Law.

The respective Declarations of Trust of BAC Capital Trusts I, II, III, IV, V, VI, VII, VIII, X, XI, XII, XV, XVI, XVII, XVIII, XIX, XX and NB Capital Trusts II, III and IV (each a “Trust” and together the “Trusts”) provide that to the fullest extent permitted by applicable law, the Corporation shall indemnify each of the regular trustees of the respective Trust, any affiliate of any such regular trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any such regular trustee, or any employee or agent of the Trust or its affiliates (each a “Company Indemnified Person”), who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Declarations of Trust also provide that, to the fullest extent permitted by applicable law, expenses (including reasonable attorneys’ fees and expenses) incurred by a Company Indemnified Person in defending such a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in the Declaration of Trust. The Declarations of Trust further provide that the (i) Delaware Trustee (as defined therein), (ii) Property Trustee (as defined therein), (iii) any affiliate of the Delaware Trustee or the

Property Trustee, (iv) and any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Delaware Trustee or the Property Trustee (each of the persons referred to in (i) through (iv), a “Fiduciary Indemnified Person”) or a Company Indemnified Person (together with a “Fiduciary Indemnified Person, an “Indemnified Person”), shall not be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person (as defined therein) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Persons in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by the Declaration of Trust, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions. The Declarations of Trust further provide that Bank of America shall indemnify and hold harmless each Fiduciary Indemnified Person from and against any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties under the applicable Declaration of Trust.

The respective Declarations of Trust of BAC Capital Trusts XIII and XIV (each, a “Trust”) provide that, to the fullest extent permitted by applicable law, Bank of America shall indemnify and hold harmless each Trustee (as defined therein); any affiliate of a Trustee, any officer, director, shareholder, employee, representative or agent of any Trustee; and any employee or agent of the Trust (referred to as an “Indemnified Person”) from and against any loss, damage, liability, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or dissolution of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by the Declaration of Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence, bad faith or willful misconduct with respect to such acts or omissions.

In addition, certain sections of the forms of underwriting or distribution agreements filed or to be filed as exhibits to this registration statement provide for indemnification of the Corporation and its directors and officers and the Trusts and each of the Property Trustee, Delaware Trustee and Regular Trustees by the underwriters or agents against certain liabilities, including certain liabilities under the Securities Act. From time to time similar provisions have been contained in other agreements relating to other securities of the Corporation.

Item 16. List of Exhibits.

Exhibit No.	Description
1.1	Form of Underwriting Agreement for Debt Securities, incorporated herein by reference to Exhibit 1.1 of the Bank of America Corporation’s (the “Company”) Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.2	Form of Underwriting Agreement for Preferred Stock, incorporated herein by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

Exhibit No.	Description
1.3	Form of Underwriting Agreement for Common Stock, incorporated herein by reference to Exhibit 1.3 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.4	Form of Underwriting Agreement for Depositary Shares, incorporated herein by reference to Exhibit 1.4 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.5	Form of Underwriting Agreement for Warrants and Units, incorporated herein by reference to Exhibit 1.4 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.6	Form of Underwriting Agreement for Purchase Contracts*

1.7	Form of Underwriting Agreement for Trust Securities, incorporated herein by reference to Exhibit 1.6 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.8	Distribution Agreement dated as of April 10, 2008, between Bank of America Corporation, Banc of America Securities LLC, and Banc of America Investment Services, Inc., incorporated herein by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 15, 2008

1.9	Letter agreement dated January 2, 2009, between Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and First Republic Securities Company, LLC, incorporated herein by reference to Exhibit 1.9 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.10	Form of Supplement to Series L Distribution Agreement, between Bank of America Corporation, Banc of America Securities LLC, Banc of America Investment Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and First Republic Securities Company, LLC, incorporated herein by reference to Exhibit 1.10 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.11	Form of Second Supplement to Series L Distribution Agreement, between Bank of America Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Amended and Restated Certificate of Incorporation of Bank of America Corporation, including Certificates of Designation and other descriptions of outstanding series of Preferred Stock, incorporated herein by reference to Exhibit 3(a) of the Company’s Quarterly Report on Form 10-Q (File No. 1-6523) for the quarter ended September 30, 2011

4.2	Amended and Restated Bylaws of Bank of America Corporation, incorporated herein by reference to Exhibit 3(b) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.3	Indenture dated as of January 1, 1995 (for senior debt securities), between NationsBank Corporation and BankAmerica National Trust Company, as trustee (the “Senior Indenture”), incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (Registration No. 33-57533)

Exhibit No.	Description
4.4	Successor Trustee Agreement effective December 15, 1995, between NationsBank Corporation and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-07229)

4.5	First Supplemental Indenture dated as of September 18, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 18, 1998

4.6	Second Supplemental Indenture dated as of May 7, 2001, among Bank of America Corporation, U.S. Bank Trust National Association, as Prior Trustee, and The Bank of New York, as Successor Trustee, incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 14, 2001

4.7	Third Supplemental Indenture dated as of July 28, 2004, between Bank of America Corporation (successor to NationsBank Corporation) and The Bank of New York (successor to U.S. Bank Trust National Association), incorporated herein by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 27, 2004

4.8	Fourth Supplemental Indenture dated as of April 28, 2006, between Bank of America Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.9	Agreement of Appointment and Acceptance dated as of December 29, 2006, between Bank of America Corporation and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York), with respect to the Senior Indenture, the Subordinated Indenture (described below) and various other indentures, incorporated herein by reference to Exhibit 4(aaa) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2006

4.10	Fifth Supplemental Indenture dated as of December 1, 2008, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 5, 2008

4.11	Sixth Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Senior Indenture, incorporated herein by reference to Exhibit 4(ee) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.12	Form of Senior Registered Note, incorporated herein by reference to Exhibit 4.7 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.13	Form of Global Senior Medium-Term Note, Series L

4.14	Form of Master Global Senior Medium-Term Note, Series L

4.15	Indenture dated as of January 1, 1995 (for subordinated debt securities), between NationsBank Corporation and The Bank of New York, as trustee (the “Subordinated Indenture”), incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-3 (Registration No. 33-57533)

Exhibit No.	Description
4.16	First Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 18, 1998

4.17	Second Supplemental Indenture dated as of January 25, 2007, between Bank of America Corporation and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-4 (Registration No. 333-141361)

4.18	Third Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A.(successor to The Bank of New York), supplementing the Subordinated Indenture, incorporated herein by reference to Exhibit 4(ff) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.19	Form of Subordinated Registered Note, incorporated herein by reference to Exhibit 4.10 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.20	Form of Global Subordinated Medium-Term Note, Series L

4.21	Indenture dated as of November 1, 1992, between NationsBank Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K (File No. 1-6523) filed March 1, 1993

4.22	First Supplemental Indenture dated as of July 1, 1993, between NationsBank Corporation and The Bank of New York, as Trustee, to the Indenture dated as of November 1, 1992 between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed July 7, 1993

4.23	Second Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and The Bank of New York, as Trustee, to the Indenture dated as of November 1, 1992 between NationsBank Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(i) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.24	Indenture dated as of September 1, 1989 between NCNB Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-30717)

4.25	First Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation (successor to NCNB Corporation), NationsBank (DE) Corporation and The Bank of New York, as Trustee, to the Indenture dated as of September 1, 1989 between NCNB Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(f) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.26	Indenture dated as of November 1, 1991, between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

Exhibit No.	Description
4.27	First Supplemental Indenture dated as of September 8, 1992, between BankAmerica Corporation and Chemical Trust Company of California (formerly known as Manufacturers Hanover Trust Company of California), as Trustee, to the Indenture dated as of November 1, 1991 between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.28	Second Supplemental Indenture dated as of September 15, 1998, among BankAmerica Corporation, NationsBank (DE) Corporation and J.P. Morgan Trust Company, N.A. (formerly known as Chase Manhattan Bank and Trust Company, N.A. and successor to Chemical Trust Company of California), as Trustee, to the Indenture dated as of November 1, 1991 between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.29	Indenture dated as of October 1, 1992, between Fleet Financial Group, Inc. and The First National Bank of Chicago, as Trustee, incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-3/A (Registration No. 33-50216) of Fleet Financial Group, Inc.

4.30	First Supplemental Indenture dated as of November 30, 1992, between Fleet Financial Group, Inc. and The First National Bank of Chicago, as Trustee, incorporated herein by reference to Exhibit 4 to Fleet Financial Group, Inc.’s Current Report on Form 8-K (File No. 1-06366) dated November 30, 1992 and filed December 2, 1992

4.31	Second Supplemental Indenture dated as of March 18, 2004, among Bank of America Corporation, FleetBoston Financial Corporation (successor to Fleet Financial Group, Inc.), and J.P. Morgan Trust Company, N.A. (successor to The First National Bank of Chicago), as Trustee, incorporated herein by reference to Exhibit 4.59 to the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-112708)

4.32	Indenture dated as of September 29, 1992, between MBNA Corporation and Bankers Trust Company, as Trustee, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form S-3 (Registration No. 33-95600) of MBNA Corporation

4.33	First Supplemental Indenture dated as of December 21, 2005, among Bank of America Corporation, MBNA Corporation and Deutsche Bank Trust Company Americas (successor to Bankers Trust Company), as Trustee, incorporated herein by reference to Exhibit 4.32 to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-130821)

4.34	Indenture dated as of February 1, 2005, among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.58 of Countrywide Financial Corporation’s Quarterly Report on Form 10-Q (File No. 1-12331-01) for the quarter ended March 31, 2006

Exhibit No.	Description
4.35	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.2 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.36	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation), Countrywide Home Loans, Inc. and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.37	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc. and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation), Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.38	Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Registration Nos. 33-50661 and 33-50661-01) of Countrywide Home Loans, Inc. and Countrywide Financial Corporation

4.39	Supplemental Indenture No. 1 dated as of June 15, 1995, among Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York, as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.9 to Amendment No. 2 to the Registration Statement on Form S-3 (Registration Nos. 33-59559 and 33-59559-01) of Countrywide Financial Corporation and Countrywide Home Loans, Inc.

4.40	Second Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.3 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

Exhibit No.	Description
4.41	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.11 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.42	Fourth Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.43	Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.25 to Countrywide Financial Corporation’s Annual Report on Form 10-K (File No. 1-12331-01) for the year ended December 31, 2003

4.44	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York, as Trustee, dated as of December 1, 2001, incorporated herein by reference to Exhibit 4.4 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.45	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.15 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.46	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.16 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

Exhibit No.	Description
4.47	Agreement of Resignation, Appointment and Acceptance dated as of December 10, 2008, among Bank of America Corporation, The Bank of New York Mellon (formerly The Bank of New York) and The Bank of New York Mellon Trust Company, N.A., incorporated herein by reference to Exhibit 4.76 of the Company’s Post-Effective Amendment No.1 to the Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on September 30, 2011

4.48	Indenture dated as of May 16, 2006, between Countrywide Financial Corporation and The Bank of New York, as Trustee, relating to the 6.25% Subordinated Notes due May 15, 2016, incorporated herein by reference to Exhibit 4.27 to Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed May 16, 2006

4.49	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture between Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.1 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.50	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture between Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.51	Agreement of Resignation, Appointment and Acceptance, dated as of January 1, 2009, among Bank of America Corporation (successor in interest to Countrywide Financial Corporation), as issuer; the Bank of New York Mellon, as the resigning trustee, and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated as of May 16, 2006, as supplemented by the First Supplemental Indenture dated July 1, 2008, among Countrywide Financial Corporation, Bank of America Corporation and The Bank of New York Mellon, as further supplemented by the Second Supplemental Indenture dated November 7, 2008, among Countrywide Financial Corporation, Bank of America Corporation and The Bank of New York Mellon, incorporated herein by reference to Exhibit 4.172 of the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on September 30, 2011

4.52	Amended and Restated Senior Indenture dated as of July 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee (the “Amended and Restated Senior Indenture”), incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-65750)

4.53	First Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Senior Indenture, incorporated herein by reference to Exhibit 4(gg) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

Exhibit No.	Description
4.54	Amended and Restated Subordinated Indenture dated as of July 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee (the “Amended and Restated Subordinated Indenture”), incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 333-65750)

4.55	First Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Subordinated Indenture, incorporated herein by reference to Exhibit 4(hh) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.56	Restated Senior Indenture dated as of January 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee, incorporated herein by reference to Exhibit 4.1 of the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-47222)

4.57	Restated Subordinated Indenture dated as of January 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee, incorporated herein by reference to Exhibit 4.2 of the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-47222)

4.58	Form of Certificate for Preferred Stock, incorporated herein by reference to Exhibit 4.14 of the Corporation’s Registration Statement on Form S-3 (Registration No. 333-112708)

4.59	Specimen Common Stock Certificate, incorporated herein by reference to Exhibit 4.15 of the Corporation’s Registration Statement on Form S-3 (Registration No. 333-112708)

4.60	Form of Deposit Agreement, incorporated herein by reference to Exhibit 4.20 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

4.61	Form of Depositary Receipt (included in Exhibit 4.60)

4.62	Form of Warrant Agreement for Universal Warrant*

4.63	Form of Warrant Agreement for Warrants Sold Alone*

4.64	Form of Warrant Agreement for Warrants Sold Attached to Debt Securities*

4.65	Form of Prepaid Unit Agreement, including form of prepaid unit certificate*

4.66	Form of Non-Prepaid Unit Agreement*

4.67	Form of Put Warrant (included in Exhibit 4.63)

4.68	Form of Call Warrant (included in Exhibit 4.63)

4.69	Form of Prepaid Purchase Contract*

4.70	Form of Non-Prepaid Purchase Contract*

4.71	Certificate of Trust of BAC Capital Trust XVI, incorporated herein by reference to Exhibit 4.28 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.72	Certificate of Trust of BAC Capital Trust XVII, incorporated herein by reference to Exhibit 4.29 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

Exhibit No.	Description
4.73	Certificate of Trust of BAC Capital Trust XVIII, incorporated herein by reference to Exhibit 4.30 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.74	Certificate of Trust of BAC Capital Trust XIX, incorporated herein by reference to Exhibit 4.31 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.75	Certificate of Trust of BAC Capital Trust XX, incorporated herein by reference to Exhibit 4.32 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.76	Declaration of Trust of BAC Capital Trust XVI, incorporated herein by reference to Exhibit 4.37 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.77	Declaration of Trust of BAC Capital Trust XVII, incorporated herein by reference to Exhibit 4.38 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.78	Declaration of Trust of BAC Capital Trust XVIII, incorporated herein by reference to Exhibit 4.39 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.79	Declaration of Trust of BAC Capital Trust XIX, incorporated herein by reference to Exhibit 4.40 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.80	Declaration of Trust of BAC Capital Trust XX, incorporated herein by reference to Exhibit 4.41 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.81	Form of Amended and Restated Declaration of Trust for each BAC Capital Trust

4.82	Restated Indenture dated as of November 1, 2001 (for junior subordinated debt securities) between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.10 of Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-70984)

4.83	Form of Supplemental Indenture to be used in connection with the issuance of the Corporation’s Junior Subordinated Notes, incorporated herein by reference to Exhibit 4.44 of the Corporation’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.84	Form of Capital Security (included in 4.81 above)

4.85	Form of Junior Subordinated Note (included in 4.83 above)

4.86	Form of Guarantee with respect to Capital Securities issued by the respective BAC Capital Trusts, incorporated herein by reference to Exhibit 4.47 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.87	Certificate of Trust of BAC Capital Trust I, incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.88	Certificate of Trust of BAC Capital Trust II, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

Exhibit No.	Description
4.89	Certificate of Trust of BAC Capital Trust III, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.90	Certificate of Trust of BAC Capital Trust IV, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.91	Certificate of Trust of BAC Capital Trust V, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.92	Certificate of Trust of BAC Capital Trust VI, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.93	Certificate of Trust of BAC Capital Trust VII, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.94	Certificate of Trust of BAC Capital Trust VIII, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.95	Certificate of Trust of BAC Capital Trust X, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.96	Certificate of Trust of BAC Capital Trust XI, incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.97	Certificate of Trust of BAC Capital Trust XII, incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.98	Certificate of Trust of BAC Capital Trust XIII, incorporated herein by reference to Exhibit 4.25 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.99	Certificate of Trust of BAC Capital Trust XIV, incorporated herein by reference to Exhibit 4.26 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.100	Certificate of Trust of BAC Capital Trust XV, incorporated herein by reference to Exhibit 4.27 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.101	Certificate of Trust of NB Capital Trust II, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-15375)

4.102	Certificate of Trust of NB Capital Trust III, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-15375)

4.103	Certificate of Trust of NB Capital Trust IV, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-18273)

Exhibit No.	Description
4.104	Amended and Restated Declaration of Trust of BAC Capital Trust I dated as of December 6, 2001 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.105	Amended and Restated Declaration of Trust of BAC Capital Trust II dated as of January 24, 2002 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

4.106	Amended and Restated Declaration of Trust of BAC Capital Trust III dated as of August 2, 2002 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.107	Amended and Restated Declaration of Trust of BAC Capital Trust IV dated as of April 23, 2003 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.108	Amended and Restated Declaration of Trust of BAC Capital Trust V dated as of October 21, 2004 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.109	Amended and Restated Declaration of Trust of BAC Capital Trust VI dated as of February 24, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

4.110	Amended and Restated Declaration of Trust of BAC Capital Trust VII dated as of August 4, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.111	Amended and Restated Declaration of Trust of BAC Capital Trust VIII dated as of August 17, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.112	Amended and Restated Declaration of Trust of BAC Capital Trust X dated as of March 21, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.113	Amended and Restated Declaration of Trust of BAC Capital Trust XI dated as of May 15, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.114	Amended and Restated Declaration of Trust of BAC Capital Trust XII dated as of July 26, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

Exhibit No.	Description
4.115	Amended and Restated Declaration of Trust of BAC Capital Trust XIII dated as of February 16, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.116	Amended and Restated Declaration of Trust of BAC Capital Trust XIV dated February 16, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.117	Amended and Restated Declaration of Trust of BAC Capital Trust XV dated May 23, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

4.118	Amended and Restated Declaration of Trust of NB Capital Trust II dated December 10, 1996 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 17, 1996

4.119	Amended and Restated Declaration of Trust of NB Capital Trust III dated January 22, 1997 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 3, 1997

4.120	Amended and Restated Declaration of Trust of NB Capital Trust IV dated April 15, 1997 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 22, 1997

4.121	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust I, dated as of November 7, 2011

4.122	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust I, dated as of November 10, 2011

4.123	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust II, dated as of November 7, 2011

4.124	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust II, dated as of November 10, 2011

4.125	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust III, dated as of November 7, 2011

4.126	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust III, dated as of November 10, 2011

4.127	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust IV, dated as of November 7, 2011

4.128	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust IV, dated as of November 10, 2011

4.129	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust V, dated as of November 7, 2011

4.130	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust V, dated as of November 10, 2011

Exhibit No.	Description
4.131	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VI, dated as of November 7, 2011

4.132	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VI, dated as of November 10, 2011

4.133	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 7, 2011

4.134	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 10, 2011

4.135	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 7, 2011

4.136	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VIII, dated as of November 10, 2011

4.137	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust X, dated as of November 7, 2011

4.138	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust X, dated as of November 10, 2011

4.139	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XI, dated as of November 7, 2011

4.140	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XI, dated as of November 10, 2011

4.141	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XII, dated as of November 7, 2011

4.142	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XII, dated as of November 10, 2011

4.143	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII, dated as of December 8, 2011

4.144	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII, dated as of January 12, 2012

4.145	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV, dated as of December 8, 2011

4.146	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV, dated as of January 12, 2012

4.147	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XV, dated as of November 7, 2011

4.148	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XV, dated as of November 10, 2011

4.149	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust II, dated as of November 7, 2011

4.150	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust II, dated as of November 10, 2011

Exhibit No.	Description
4.151	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust III, dated as of November 7, 2011

4.152	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust III, dated as of November 10, 2011

4.153	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust IV, dated as of November 7, 2011

4.154	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust IV, dated as of November 10, 2011

4.155	First Supplemental Indenture dated as of December 14, 2001 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.156	Second Supplemental Indenture dated as of January 31, 2002 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

4.157	Third Supplemental Indenture dated as of August 9, 2002 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.158	Fourth Supplemental Indenture dated as of April 30, 2003 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.159	Fifth Supplemental Indenture dated as of November 3, 2004 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.160	Sixth Supplemental Indenture dated as of March 8, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

Exhibit No.	Description
4.161	Seventh Supplemental Indenture dated as of August 10, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.162	Eighth Supplemental Indenture dated as of August 25, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.163	Tenth Supplemental Indenture dated as of March 28, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.164	Eleventh Supplemental Indenture dated as of May 23, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.165	Twelfth Supplemental Indenture dated as of August 2, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

4.166	Thirteenth Supplemental Indenture dated as of February 16, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.167	Fourteenth Supplemental Indenture dated as of February 16, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.7 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

Exhibit No.	Description
4.168	Fifteenth Supplemental Indenture dated as of May 31, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

4.169	Sixteenth Supplemental Indenture dated as of December 8, 2011 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(ff) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

4.170	Seventeenth Supplemental Indenture dated as of December 8, 2011 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(gg) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

4.171	Eighteenth Supplemental Indenture dated as of January 12, 2012 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 13, 2012

4.172	Nineteenth Supplemental Indenture dated as of January 12, 2012 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 13, 2012

4.173	Indenture dated as of November 27, 1996 between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.10 of the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-15375)

4.174	Second Supplemental Indenture dated as of December 17, 1996 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 17, 1996

4.175	Third Supplemental Indenture dated as of February 3, 1997 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 3, 1997

4.176	Fourth Supplemental Indenture dated as of April 22, 1997 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 22, 1997

Exhibit No.	Description
4.177	Capital Securities Guarantee Agreement with respect to BAC Capital Trust I, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.178	Capital Securities Guarantee Agreement with respect to BAC Capital Trust II, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

4.179	Capital Securities Guarantee Agreement with respect to BAC Capital Trust III, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.180	Capital Securities Guarantee Agreement with respect BAC Capital Trust IV, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.181	Capital Securities Guarantee Agreement with respect to BAC Capital Trust V, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.182	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VI, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

4.183	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.184	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VIII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.185	Capital Securities Guarantee Agreement with respect to BAC Capital Trust X, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.186	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XI, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.187	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

4.188	HITS Guarantee Agreement with respect to BAC Capital Trust XIII, incorporated herein by reference to Exhibit 4.12 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.189	HITS Guarantee Agreement with respect to BAC Capital Trust XIV, incorporated herein by reference to Exhibit 4.13 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.190	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XV, incorporated herein by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

Exhibit No.	Description
4.191	Form of Guarantee Agreement with respect to NB Capital Trust II, incorporated herein by reference to Exhibit 4.15 of the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-15375)

4.192	Form of Guarantee Agreement with respect to NB Capital Trust III and NB Capital Trust IV, incorporated herein by reference to Exhibit 4.12 of the Company’s Registration Statement on Form S-3 (Registration No. 333-18273)

5.1	Opinion of McGuireWoods LLP, regarding legality of securities being registered

5.2	Opinion of Richards, Layton & Finger, P.A.

8.1	Opinion of Morrison & Foerster LLP

12.1	Calculation of Ratio of Earnings to Fixed Charges, and Ratio of Earnings to Fixed Charges and Preferred Dividends, incorporated herein by reference to Exhibit 12 of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)

23.4	Consent of PricewaterhouseCoopers LLP

24.1	Power of Attorney

24.2	Certified Resolutions

25.1	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.3

25.2	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.15

25.3	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.21

25.4	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.24

25.5	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.26

25.6	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.29

25.7	Statement of Eligibility of Deutsche Bank Trust Company Americas, as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.32

Exhibit No.	Description
25.8	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.34

25.9	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.38

25.10	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.43

25.11	Statement of Eligibility of Deutsche Bank Trust Company Americas, as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.48

25.12	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.52

25.13	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.54

25.14	Statement of Eligibility of The Bank of New York Mellon, as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.56

25.15	Statement of Eligibility of The Bank of New York Mellon, as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.57

25.16	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee under the Restated Indenture (Junior Subordinated Notes), on Form T-1, with respect to the Indenture described above in Exhibit 4.82

25.17	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.173

25.18	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVI, on Form T-1

25.19	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVII, on Form T-1

25.20	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVIII, on Form T-1

25.21	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XIX, on Form T-1

25.22	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XX, on Form T-1

25.23	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVI, on Form T-1

Exhibit No.	Description
25.24	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVII, on Form T-1

25.25	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVIII, on Form T-1

25.26	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XIX, on Form T-1

25.27	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XX, on Form T-1

25.28	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust I

25.29	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust II

25.30	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust III

25.31	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust IV

25.32	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust V

25.33	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VI

25.34	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VII

25.35	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VIII

25.36	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust X

Exhibit No.	Description
25.37	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XI

25.38	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XII

25.39	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII

25.40	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV

25.41	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XV

25.42	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust II

25.43	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust III

25.44	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust IV

25.45	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust I

25.46	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust II

25.47	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust III

25.48	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust IV

25.49	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust V

25.50	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VI

Exhibit No.	Description
25.51	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VII

25.52	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VIII

25.53	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust X

25.54	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XI

25.55	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XII

25.56	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the HITS Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XIII

25.57	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the HITS Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XIV

25.58	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XV

25.59	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust II

25.60	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust III

25.61	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust IV

*	To be filed as an exhibit to a Current Report on Form 8-K at the time of a particular offering and incorporated herein by reference.

Item 17. Undertakings.

The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by a Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of a Registrant under the Securities Act to any purchaser in the initial distribution of the securities, in a primary offering of securities of an undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of a Registrant or used or referred to by an undersigned Registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the Corporation’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each undersigned Registrant hereby undertakes (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of section 10(a) of the Securities Act, and relating to the securities offered at competitive bidding, as contained in the registration statement, together with any supplements thereto, and (2) to file an amendment to the registration statement reflecting the results of bidding, the terms of the reoffering, and related matters to the extent required by the applicable form, not later than the first use, authorized by the Registrant after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the Registrant and no reoffering of such securities by the purchasers is proposed to be made.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant for expenses the incurred or paid by a director, officer, or controlling person in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BANK OF AMERICA CORPORATION

BY:	*
Brian T. Moynihan
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian T. Moynihan	President, Chief Executive Officer and Director (Principal Executive Officer)	March 30, 2012

* Bruce R. Thompson	Chief Financial Officer (Principal Financial Officer)	March 30, 2012

* Neil A. Cotty	Chief Accounting Officer (Principal Accounting Officer)	March 30, 2012

* Mukesh D. Ambani	Director	March 30, 2012

* Susan S. Bies	Director	March 30, 2012

* Frank P. Bramble, Sr.	Director	March 30, 2012

* Virgis W. Colbert	Director	March 30, 2012

* Charles K. Gifford	Director	March 30, 2012

* Charles O. Holliday, Jr.	Director	March 30, 2012

* D. Paul Jones, Jr.	Director	March 30, 2012

* Monica C. Lozano	Director	March 30, 2012

Signature	Title	Date

* Thomas J. May	Director	March 30, 2012

* Donald E. Powell	Director	March 30, 2012

* Charles O. Rossotti	Director	March 30, 2012

* Robert W. Scully	Director	March 30, 2012

*By:	/S/ TERESA M. BRENNER
Teresa M. Brenner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST I

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST II

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST III

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST IV

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST V

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST VI

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST VII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST VIII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST X

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XI

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XIII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XIV

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XV

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XVI

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XVII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XVIII

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XIX

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

BAC CAPITAL TRUST XX

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

NB CAPITAL TRUST II

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

NB CAPITAL TRUST III

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on March 30, 2012.

NB CAPITAL TRUST IV

By:	/S/ TIMOTHY L. PRATT
Timothy L. Pratt
Regular Trustee

By:	/S/ LEONOR SUAREZ
Leonor Suarez
Regular Trustee

By:	/S/ ANGELA C. JONES
Angela C. Jones
Regular Trustee

Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement for Debt Securities, incorporated herein by reference to Exhibit 1.1 of the Bank of America Corporation’s (the “Company”) Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.2	Form of Underwriting Agreement for Preferred Stock, incorporated herein by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.3	Form of Underwriting Agreement for Common Stock, incorporated herein by reference to Exhibit 1.3 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.4	Form of Underwriting Agreement for Depositary Shares, incorporated herein by reference to Exhibit 1.4 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.5	Form of Underwriting Agreement for Warrants and Units, incorporated herein by reference to Exhibit 1.4 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.6	Form of Underwriting Agreement for Purchase Contracts*

1.7	Form of Underwriting Agreement for Trust Securities, incorporated herein by reference to Exhibit 1.6 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

1.8	Distribution Agreement dated as of April 10, 2008, between Bank of America Corporation, Banc of America Securities LLC, and Banc of America Investment Services, Inc., incorporated herein by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 15, 2008

1.9	Letter agreement dated January 2, 2009, between Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and First Republic Securities Company, LLC, incorporated herein by reference to Exhibit 1.9 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.10	Form of Supplement to Series L Distribution Agreement, between Bank of America Corporation, Banc of America Securities LLC, Banc of America Investment Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and First Republic Securities Company, LLC, incorporated herein by reference to Exhibit 1.10 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

1.11	Form of Second Supplement to Series L Distribution Agreement, between Bank of America Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Amended and Restated Certificate of Incorporation of Bank of America Corporation, including Certificates of Designation and other descriptions of outstanding series of Preferred Stock, incorporated herein by reference to Exhibit 3(a) of the Company’s Quarterly Report on Form 10-Q (File No. 1-6523) for the quarter ended September 30, 2011

4.2	Amended and Restated Bylaws of Bank of America Corporation, incorporated herein by reference to Exhibit 3(b) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.3	Indenture dated as of January 1, 1995 (for senior debt securities), between NationsBank Corporation and BankAmerica National Trust Company, as trustee (the “Senior Indenture”), incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (Registration No. 33-57533)

Exhibit No.	Description
4.4	Successor Trustee Agreement effective December 15, 1995, between NationsBank Corporation and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-07229)

4.5	First Supplemental Indenture dated as of September 18, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 18, 1998

4.6	Second Supplemental Indenture dated as of May 7, 2001, among Bank of America Corporation, U.S. Bank Trust National Association, as Prior Trustee, and The Bank of New York, as Successor Trustee, incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 14, 2001

4.7	Third Supplemental Indenture dated as of July 28, 2004, between Bank of America Corporation (successor to NationsBank Corporation) and The Bank of New York (successor to U.S. Bank Trust National Association), incorporated herein by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 27, 2004

4.8	Fourth Supplemental Indenture dated as of April 28, 2006, between Bank of America Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.9	Agreement of Appointment and Acceptance dated as of December 29, 2006, between Bank of America Corporation and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York), with respect to the Senior Indenture, the Subordinated Indenture (described below) and various other indentures, incorporated herein by reference to Exhibit 4(aaa) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2006

4.10	Fifth Supplemental Indenture dated as of December 1, 2008, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 5, 2008

4.11	Sixth Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Senior Indenture, incorporated herein by reference to Exhibit 4(ee) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.12	Form of Senior Registered Note, incorporated herein by reference to Exhibit 4.7 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.13	Form of Global Senior Medium-Term Note, Series L

4.14	Form of Master Global Senior Medium-Term Note, Series L

4.15	Indenture dated as of January 1, 1995 (for subordinated debt securities), between NationsBank Corporation and The Bank of New York, as trustee (the “Subordinated Indenture”), incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-3 (Registration No. 33-57533)

4.16	First Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 18, 1998

Exhibit No.	Description
4.17	Second Supplemental Indenture dated as of January 25, 2007, between Bank of America Corporation and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-4 (Registration No. 333-141361)

4.18	Third Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A.(successor to The Bank of New York), supplementing the Subordinated Indenture, incorporated herein by reference to Exhibit 4(ff) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.19	Form of Subordinated Registered Note, incorporated herein by reference to Exhibit 4.10 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.20	Form of Global Subordinated Medium-Term Note, Series L

4.21	Indenture dated as of November 1, 1992, between NationsBank Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K (File No. 1-6523) filed March 1, 1993

4.22	First Supplemental Indenture dated as of July 1, 1993, between NationsBank Corporation and The Bank of New York, as Trustee, to the Indenture dated as of November 1, 1992 between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed July 7, 1993

4.23	Second Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation, NationsBank (DE) Corporation and The Bank of New York, as Trustee, to the Indenture dated as of November 1, 1992 between NationsBank Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(i) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.24	Indenture dated as of September 1, 1989 between NCNB Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-30717)

4.25	First Supplemental Indenture dated as of August 28, 1998, among NationsBank Corporation (successor to NCNB Corporation), NationsBank (DE) Corporation and The Bank of New York, as Trustee, to the Indenture dated as of September 1, 1989 between NCNB Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(f) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.26	Indenture dated as of November 1, 1991, between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.27	First Supplemental Indenture dated as of September 8, 1992, between BankAmerica Corporation and Chemical Trust Company of California (formerly known as Manufacturers Hanover Trust Company of California), as Trustee, to the Indenture dated as of November 1, 1991 between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

Exhibit No.	Description
4.28	Second Supplemental Indenture dated as of September 15, 1998, among BankAmerica Corporation, NationsBank (DE) Corporation and J.P. Morgan Trust Company, N.A. (formerly known as Chase Manhattan Bank and Trust Company, N.A. and successor to Chemical Trust Company of California), as Trustee, to the Indenture dated as of November 1, 1991 between BankAmerica Corporation and Manufacturers Hanover Trust Company of California, as Trustee, incorporated herein by reference to Exhibit 4(w) to the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 1998

4.29	Indenture dated as of October 1, 1992, between Fleet Financial Group, Inc. and The First National Bank of Chicago, as Trustee, incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-3/A (Registration No. 33-50216) of Fleet Financial Group, Inc.

4.30	First Supplemental Indenture dated as of November 30, 1992, between Fleet Financial Group, Inc. and The First National Bank of Chicago, as Trustee, incorporated herein by reference to Exhibit 4 to Fleet Financial Group, Inc.’s Current Report on Form 8-K (File No. 1-06366) dated November 30, 1992 and filed December 2, 1992

4.31	Second Supplemental Indenture dated as of March 18, 2004, among Bank of America Corporation, FleetBoston Financial Corporation (successor to Fleet Financial Group, Inc.), and J.P. Morgan Trust Company, N.A. (successor to The First National Bank of Chicago), as Trustee, incorporated herein by reference to Exhibit 4.59 to the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-112708)

4.32	Indenture dated as of September 29, 1992, between MBNA Corporation and Bankers Trust Company, as Trustee, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form S-3 (Registration No. 33-95600) of MBNA Corporation

4.33	First Supplemental Indenture dated as of December 21, 2005, among Bank of America Corporation, MBNA Corporation and Deutsche Bank Trust Company Americas (successor to Bankers Trust Company), as Trustee, incorporated herein by reference to Exhibit 4.32 to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-130821)

4.34	Indenture dated as of February 1, 2005, among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.58 of Countrywide Financial Corporation’s Quarterly Report on Form 10-Q (File No. 1-12331-01) for the quarter ended March 31, 2006

4.35	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.2 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.36	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation), Countrywide Home Loans, Inc. and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

Exhibit No.	Description
4.37	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc. and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation), Countrywide Home Loans, Inc., and The Bank of New York, as Trustee, dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.38	Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Registration Nos. 33-50661 and 33-50661-01) of Countrywide Home Loans, Inc. and Countrywide Financial Corporation

4.39	Supplemental Indenture No. 1 dated as of June 15, 1995, among Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York, as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.9 to Amendment No. 2 to the Registration Statement on Form S-3 (Registration Nos. 33-59559 and 33-59559-01) of Countrywide Financial Corporation and Countrywide Home Loans, Inc.

4.40	Second Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.3 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.41	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation), Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.11 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.42	Fourth Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, among Countrywide Home Loans, Inc., Countrywide Financial Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.43	Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.25 to Countrywide Financial Corporation’s Annual Report on Form 10-K (File No. 1-12331-01) for the year ended December 31, 2003

Exhibit No.	Description
4.44	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.), and The Bank of New York, as Trustee, dated as of December 1, 2001, incorporated herein by reference to Exhibit 4.4 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.45	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.15 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.46	Third Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.16 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

4.47	Agreement of Resignation, Appointment and Acceptance dated as of December 10, 2008, among Bank of America Corporation, The Bank of New York Mellon (formerly The Bank of New York) and The Bank of New York Mellon Trust Company, N.A., incorporated herein by reference to Exhibit 4.76 of the Company’s Post-Effective Amendment No.1 to the Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on September 30, 2011

4.48	Indenture dated as of May 16, 2006, between Countrywide Financial Corporation and The Bank of New York, as Trustee, relating to the 6.25% Subordinated Notes due May 15, 2016, incorporated herein by reference to Exhibit 4.27 to Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed May 16, 2006

4.49	First Supplemental Indenture dated as of July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture between Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.1 of Countrywide Financial Corporation’s Current Report on Form 8-K (File No. 1-12331-01) filed July 8, 2008

4.50	Second Supplemental Indenture dated as of November 7, 2008, among Bank of America Corporation, Countrywide Financial Corporation (formerly known as Red Oak Merger Corporation) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, to the Indenture between Countrywide Financial Corporation and The Bank of New York, as Trustee, dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 10, 2008

Exhibit No.	Description
4.51	Agreement of Resignation, Appointment and Acceptance, dated as of January 1, 2009, among Bank of America Corporation (successor in interest to Countrywide Financial Corporation), as issuer; the Bank of New York Mellon, as the resigning trustee, and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated as of May 16, 2006, as supplemented by the First Supplemental Indenture dated July 1, 2008, among Countrywide Financial Corporation, Bank of America Corporation and The Bank of New York Mellon, as further supplemented by the Second Supplemental Indenture dated November 7, 2008, among Countrywide Financial Corporation, Bank of America Corporation and The Bank of New York Mellon, incorporated herein by reference to Exhibit 4.172 of the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on September 30, 2011

4.52	Amended and Restated Senior Indenture dated as of July 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee (the “Amended and Restated Senior Indenture”), incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-65750)

4.53	First Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Senior Indenture, incorporated herein by reference to Exhibit 4(gg) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.54	Amended and Restated Subordinated Indenture dated as of July 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee (the “Amended and Restated Subordinated Indenture”), incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 333-65750)

4.55	First Supplemental Indenture dated as of February 23, 2011, between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Subordinated Indenture, incorporated herein by reference to Exhibit 4(hh) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2010

4.56	Restated Senior Indenture dated as of January 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee, incorporated herein by reference to Exhibit 4.1 of the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-47222)

4.57	Restated Subordinated Indenture dated as of January 1, 2001 between Bank of America Corporation and The Bank of New York, as trustee, incorporated herein by reference to Exhibit 4.2 of the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-47222)

4.58	Form of Certificate for Preferred Stock, incorporated herein by reference to Exhibit 4.14 of the Corporation’s Registration Statement on Form S-3 (Registration No. 333-112708)

4.59	Specimen Common Stock Certificate, incorporated herein by reference to Exhibit 4.15 of the Corporation’s Registration Statement on Form S-3 (Registration No. 333-112708)

4.60	Form of Deposit Agreement, incorporated herein by reference to Exhibit 4.20 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-158663), filed on April 20, 2009

4.61	Form of Depositary Receipt (included in Exhibit 4.60)

4.62	Form of Warrant Agreement for Universal Warrant*

4.63	Form of Warrant Agreement for Warrants Sold Alone*

4.64	Form of Warrant Agreement for Warrants Sold Attached to Debt Securities*

4.65	Form of Prepaid Unit Agreement, including form of prepaid unit certificate*

Exhibit No.	Description
4.66	Form of Non-Prepaid Unit Agreement*

4.67	Form of Put Warrant (included in Exhibit 4.63)

4.68	Form of Call Warrant (included in Exhibit 4.63)

4.69	Form of Prepaid Purchase Contract*

4.70	Form of Non-Prepaid Purchase Contract*

4.71	Certificate of Trust of BAC Capital Trust XVI, incorporated herein by reference to Exhibit 4.28 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.72	Certificate of Trust of BAC Capital Trust XVII, incorporated herein by reference to Exhibit 4.29 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.73	Certificate of Trust of BAC Capital Trust XVIII, incorporated herein by reference to Exhibit 4.30 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.74	Certificate of Trust of BAC Capital Trust XIX, incorporated herein by reference to Exhibit 4.31 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.75	Certificate of Trust of BAC Capital Trust XX, incorporated herein by reference to Exhibit 4.32 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.76	Declaration of Trust of BAC Capital Trust XVI, incorporated herein by reference to Exhibit 4.37 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.77	Declaration of Trust of BAC Capital Trust XVII, incorporated herein by reference to Exhibit 4.38 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.78	Declaration of Trust of BAC Capital Trust XVIII, incorporated herein by reference to Exhibit 4.39 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.79	Declaration of Trust of BAC Capital Trust XIX, incorporated herein by reference to Exhibit 4.40 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.80	Declaration of Trust of BAC Capital Trust XX, incorporated herein by reference to Exhibit 4.41 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.81	Form of Amended and Restated Declaration of Trust for each BAC Capital Trust

4.82	Restated Indenture dated as of November 1, 2001 (for junior subordinated debt securities) between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.10 of Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-70984)

4.83	Form of Supplemental Indenture to be used in connection with the issuance of the Corporation’s Junior Subordinated Notes, incorporated herein by reference to Exhibit 4.44 of the Corporation’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

Exhibit No.	Description
4.84	Form of Capital Security (included in 4.81 above)

4.85	Form of Junior Subordinated Note (included in 4.83 above)

4.86	Form of Guarantee with respect to Capital Securities issued by the respective BAC Capital Trusts, incorporated herein by reference to Exhibit 4.47 of the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-133852), filed on May 5, 2006

4.87	Certificate of Trust of BAC Capital Trust I, incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.88	Certificate of Trust of BAC Capital Trust II, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.89	Certificate of Trust of BAC Capital Trust III, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.90	Certificate of Trust of BAC Capital Trust IV, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-70984)

4.91	Certificate of Trust of BAC Capital Trust V, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.92	Certificate of Trust of BAC Capital Trust VI, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.93	Certificate of Trust of BAC Capital Trust VII, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-104151)

4.94	Certificate of Trust of BAC Capital Trust VIII, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.95	Certificate of Trust of BAC Capital Trust X, incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.96	Certificate of Trust of BAC Capital Trust XI, incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.97	Certificate of Trust of BAC Capital Trust XII, incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-3 (Registration No. 333-123714)

4.98	Certificate of Trust of BAC Capital Trust XIII, incorporated herein by reference to Exhibit 4.25 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.99	Certificate of Trust of BAC Capital Trust XIV, incorporated herein by reference to Exhibit 4.26 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.100	Certificate of Trust of BAC Capital Trust XV, incorporated herein by reference to Exhibit 4.27 of the Company’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.101	Certificate of Trust of NB Capital Trust II, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-15375)

4.102	Certificate of Trust of NB Capital Trust III, incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-3 (Registration No. 333-15375)

4.103	Certificate of Trust of NB Capital Trust IV, incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (Registration No. 333-18273)

Exhibit No.	Description
4.104	Amended and Restated Declaration of Trust of BAC Capital Trust I dated as of December 6, 2001 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.105	Amended and Restated Declaration of Trust of BAC Capital Trust II dated as of January 24, 2002 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

4.106	Amended and Restated Declaration of Trust of BAC Capital Trust III dated as of August 2, 2002 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.107	Amended and Restated Declaration of Trust of BAC Capital Trust IV dated as of April 23, 2003 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.108	Amended and Restated Declaration of Trust of BAC Capital Trust V dated as of October 21, 2004 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.109	Amended and Restated Declaration of Trust of BAC Capital Trust VI dated as of February 24, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

4.110	Amended and Restated Declaration of Trust of BAC Capital Trust VII dated as of August 4, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.111	Amended and Restated Declaration of Trust of BAC Capital Trust VIII dated as of August 17, 2005 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.112	Amended and Restated Declaration of Trust of BAC Capital Trust X dated as of March 21, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.113	Amended and Restated Declaration of Trust of BAC Capital Trust XI dated as of May 15, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.114	Amended and Restated Declaration of Trust of BAC Capital Trust XII dated as of July 26, 2006 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

4.115	Amended and Restated Declaration of Trust of BAC Capital Trust XIII dated as of February 16, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.116	Amended and Restated Declaration of Trust of BAC Capital Trust XIV dated February 16, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.117	Amended and Restated Declaration of Trust of BAC Capital Trust XV dated May 23, 2007 (including form of capital security), incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

4.118	Amended and Restated Declaration of Trust of NB Capital Trust II dated December 10, 1996 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 17, 1996

Exhibit No.	Description
4.119	Amended and Restated Declaration of Trust of NB Capital Trust III dated January 22, 1997 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 3, 1997

4.120	Amended and Restated Declaration of Trust of NB Capital Trust IV dated April 15, 1997 (including form of capital security), incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 22, 1997

4.121	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust I, dated as of November 7, 2011

4.122	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust I, dated as of November 10, 2011

4.123	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust II, dated as of November 7, 2011

4.124	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust II, dated as of November 10, 2011

4.125	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust III, dated as of November 7, 2011

4.126	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust III, dated as of November 10, 2011

4.127	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust IV, dated as of November 7, 2011

4.128	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust IV, dated as of November 10, 2011

4.129	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust V, dated as of November 7, 2011

4.130	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust V, dated as of November 10, 2011

4.131	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VI, dated as of November 7, 2011

4.132	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VI, dated as of November 10, 2011

4.133	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 7, 2011

4.134	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 10, 2011

4.135	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust VII, dated as of November 7, 2011

4.136	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust VIII, dated as of November 10, 2011

4.137	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust X, dated as of November 7, 2011

4.138	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust X, dated as of November 10, 2011

Exhibit No.	Description
4.139	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XI, dated as of November 7, 2011

4.140	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XI, dated as of November 10, 2011

4.141	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XII, dated as of November 7, 2011

4.142	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XII, dated as of November 10, 2011

4.143	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII, dated as of December 8, 2011

4.144	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII, dated as of January 12, 2012

4.145	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV, dated as of December 8, 2011

4.146	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV, dated as of January 12, 2012

4.147	Amendment No. 1 to the Amended and Restated Declaration of Trust of BAC Capital Trust XV, dated as of November 7, 2011

4.148	Amendment No. 2 to the Amended and Restated Declaration of Trust of BAC Capital Trust XV, dated as of November 10, 2011

4.149	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust II, dated as of November 7, 2011

4.150	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust II, dated as of November 10, 2011

4.151	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust III, dated as of November 7, 2011

4.152	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust III, dated as of November 10, 2011

4.153	Amendment No. 1 to the Amended and Restated Declaration of Trust of NB Capital Trust IV, dated as of November 7, 2011

4.154	Amendment No. 2 to the Amended and Restated Declaration of Trust of NB Capital Trust IV, dated as of November 10, 2011

4.155	First Supplemental Indenture dated as of December 14, 2001 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.156	Second Supplemental Indenture dated as of January 31, 2002 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

Exhibit No.	Description
4.157	Third Supplemental Indenture dated as of August 9, 2002 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.158	Fourth Supplemental Indenture dated as of April 30, 2003 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.159	Fifth Supplemental Indenture dated as of November 3, 2004 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.160	Sixth Supplemental Indenture dated as of March 8, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

4.161	Seventh Supplemental Indenture dated as of August 10, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.162	Eighth Supplemental Indenture dated as of August 25, 2005 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.163	Tenth Supplemental Indenture dated as of March 28, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.164	Eleventh Supplemental Indenture dated as of May 23, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.165	Twelfth Supplemental Indenture dated as of August 2, 2006 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York, as Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

Exhibit No.	Description
4.166	Thirteenth Supplemental Indenture dated as of February 16, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.167	Fourteenth Supplemental Indenture dated as of February 16, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.7 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.168	Fifteenth Supplemental Indenture dated as of May 31, 2007 (including form of junior subordinated note) between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

4.169	Sixteenth Supplemental Indenture dated as of December 8, 2011 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(ff) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

4.170	Seventeenth Supplemental Indenture dated as of December 8, 2011 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4(gg) of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

4.171	Eighteenth Supplemental Indenture dated as of January 12, 2012 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 13, 2012

4.172	Nineteenth Supplemental Indenture dated as of January 12, 2012 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to the Restated Indenture dated as of November 1, 2001 between Bank of America Corporation and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 13, 2012

4.173	Indenture dated as of November 27, 1996 between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.10 of the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-15375)

4.174	Second Supplemental Indenture dated as of December 17, 1996 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 17, 1996

4.175	Third Supplemental Indenture dated as of February 3, 1997 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 3, 1997

Exhibit No.	Description
4.176	Fourth Supplemental Indenture dated as of April 22, 1997 (including form of junior subordinated note) between NationsBank Corporation and The Bank of New York, incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 22, 1997

4.177	Capital Securities Guarantee Agreement with respect to BAC Capital Trust I, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed December 14, 2001

4.178	Capital Securities Guarantee Agreement with respect to BAC Capital Trust II, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed January 31, 2002

4.179	Capital Securities Guarantee Agreement with respect to BAC Capital Trust III, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 9, 2002

4.180	Capital Securities Guarantee Agreement with respect BAC Capital Trust IV, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed April 30, 2003

4.181	Capital Securities Guarantee Agreement with respect to BAC Capital Trust V, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed November 3, 2004

4.182	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VI, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 9, 2005

4.183	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 11, 2005

4.184	Capital Securities Guarantee Agreement with respect to BAC Capital Trust VIII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 26, 2005

4.185	Capital Securities Guarantee Agreement with respect to BAC Capital Trust X, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed March 29, 2006

4.186	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XI, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed May 23, 2006

4.187	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XII, incorporated herein by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed August 2, 2006

4.188	HITS Guarantee Agreement with respect to BAC Capital Trust XIII, incorporated herein by reference to Exhibit 4.12 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.189	HITS Guarantee Agreement with respect to BAC Capital Trust XIV, incorporated herein by reference to Exhibit 4.13 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed February 16, 2007

4.190	Capital Securities Guarantee Agreement with respect to BAC Capital Trust XV, incorporated herein by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K (File No. 1-6523) filed June 1, 2007

Exhibit No.	Description
4.191	Form of Guarantee Agreement with respect to NB Capital Trust II, incorporated herein by reference to Exhibit 4.15 of the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-15375)

4.192	Form of Guarantee Agreement with respect to NB Capital Trust III and NB Capital Trust IV, incorporated herein by reference to Exhibit 4.12 of the Company’s Registration Statement on Form S-3 (Registration No. 333-18273)

5.1	Opinion of McGuireWoods LLP, regarding legality of securities being registered

5.2	Opinion of Richards, Layton & Finger, P.A.

8.1	Opinion of Morrison & Foerster LLP

12.1	Calculation of Ratio of Earnings to Fixed Charges, and Ratio of Earnings to Fixed Charges and Preferred Dividends, incorporated herein by reference to Exhibit 12 of the Company’s Annual Report on Form 10-K (File No. 1-6523) for the year ended December 31, 2011

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)

23.4	Consent of PricewaterhouseCoopers LLP

24.1	Power of Attorney

24.2	Certified Resolutions

25.1	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.3

25.2	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.15

25.3	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.21

25.4	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.24

25.5	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.26

25.6	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.29

25.7	Statement of Eligibility of Deutsche Bank Trust Company Americas, as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.32

25.8	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.34

25.9	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.38

25.10	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Senior Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.43

25.11	Statement of Eligibility of Deutsche Bank Trust Company Americas, as Subordinated Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.48

25.12	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.52

Exhibit No.	Description
25.13	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.54

25.14	Statement of Eligibility of The Bank of New York Mellon, as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.56

25.15	Statement of Eligibility of The Bank of New York Mellon, as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.57

25.16	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee under the Restated Indenture (Junior Subordinated Notes), on Form T-1, with respect to the Indenture described above in Exhibit 4.82

25.17	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee, on Form T-1, with respect to the Indenture described above in Exhibit 4.173

25.18	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVI, on Form T-1

25.19	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVII, on Form T-1

25.20	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XVIII, on Form T-1

25.21	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XIX, on Form T-1

25.22	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee under the Amended and Restated Declaration of Trust of BAC Capital Trust XX, on Form T-1

25.23	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVI, on Form T-1

25.24	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVII, on Form T-1

25.25	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XVIII, on Form T-1

25.26	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XIX, on Form T-1

25.27	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee under the Capital Securities Guarantee of Bank of America Corporation for the benefit of the holders of Capital Securities of BAC Capital Trust XX, on Form T-1

25.28	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust I

25.29	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust II

25.30	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust III

25.31	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust IV

Exhibit No.	Description
25.32	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust V

25.33	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VI

25.34	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VII

25.35	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust VIII

25.36	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust X

25.37	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XI

25.38	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XII

25.39	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XIII

25.40	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XIV

25.41	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of BAC Capital Trust XV

25.42	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust II

25.43	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust III

25.44	Statement of Eligibility of The Bank of New York Mellon, as Property Trustee, on Form T-1, with respect to the Amended and Restated Declaration of Trust of NB Capital Trust IV

25.45	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust I

25.46	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust II

25.47	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust III

25.48	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust IV

25.49	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust V

25.50	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VI

Exhibit No.	Description
25.51	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VII

25.52	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust VIII

25.53	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust X

25.54	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XI

25.55	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XII

25.56	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the HITS Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XIII

25.57	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the HITS Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XIV

25.58	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee, on Form T-1, with respect to the Capital Securities Guarantee Agreement for the benefit of the holders of capital securities of BAC Capital Trust XV

25.59	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust II

25.60	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust III

25.61	Statement of Eligibility of The Bank of New York Mellon, as Guarantee Trustee, on Form T-1, with respect to the Guarantee Agreement for the benefit of the holders of capital securities of NB Capital Trust IV

*	To be filed as an exhibit to a Current Report on Form 8-K at the time of a particular offering and incorporated herein by reference.